Registration Nos. 333-37314

811-09945

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 54	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 56	☒

(Check appropriate box or boxes.)

Natixis Funds Trust IV

(Exact Name of Registrant as Specified in Charter)

888 Boylston Street, Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 449-2139

Susan McWhan Tobin, Esq.

Natixis Distribution, LLC

888 Boylston Street

Boston, Massachusetts 02199-8197

(Name and Address of Agent for Service)

Copy to:

Michael G. Doherty, Esq.

Jessica Reece, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on June 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

June 1, 2026

	Class A	Class C	Class N	Class Y
AEW Global Focused Real Estate Fund	NRFAX	NRCFX	NRFNX	NRFYX
The Securities and Exchange Commission (“SEC”) has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund Summary

AEW Global Focused Real Estate Fund
Investment Goal
The Fund seeks to provide investors with above-average income and long-term growth of capital.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Funds Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 14 of the Prospectus, in Appendix A to the Prospectus and on page 55 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None*	1.00%	None	None
Redemption fees	None	None	None	None
*	A 1.00% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class Y
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%
Other expenses	1.06%	1.06%	0.92%	1.06%
Total annual fund operating expenses	2.06%	2.81%	1.67%	1.81%
Fee waiver and/or expense reimbursement[1],[2]	0.91%	0.91%	0.82%	0.91%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.15%	1.90%	0.85%	0.90%
1	AEW Capital Management, L.P. (“AEW” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.15%, 1.90%, 0.85% and 0.90% of the Fund’s average daily net assets for Class A, C, N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through May 31, 2027 and may be terminated before then only by the majority vote of the non-interested Trustees of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
2	Natixis Advisors, LLC (“Natixis Advisors”) has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through May 31, 2027 and may be terminated before then only by the majority vote of the non-interested Trustees of the Fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example for Class C shares for the ten-year period reflects the conversion to Class A shares after eight years. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund Summary

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$685	$1,101	$1,541	$2,759
Class C	$293	$785	$1,404	$2,892
Class N	$87	$446	$830	$1,908
Class Y	$92	$481	$895	$2,052

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$193	$785	$1,404	$2,892
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities, including common stocks and preferred stocks, of real estate investment trusts (“REITs”) and/or real estate-related companies (e.g., real estate operating companies). REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. To qualify as a REIT, a company must distribute a significant percentage of its taxable income to shareholders in the form of dividends (at least 90% in the U.S.); this dividend payout ratio is higher than that of non-REIT companies. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry. The Fund intends to meet its investment goal by investing primarily in a portfolio of securities of REITs and real estate companies, including those that are primarily focused on income-producing commercial property and real estate development. Companies in the real estate industry, including REITs and real estate operating companies in which the Fund may invest may have relatively small market capitalizations. The Fund invests in securities of issuers located in no fewer than three regions, North America, Europe and Asia Pacific. Under normal circumstances, the Fund’s regional weightings will be +/- 10% of the regional weightings of the Fund’s benchmark, the FTSE EPRA Nareit Developed Index (Net). Although the Fund does not seek to track any particular index, the Fund will be diversified in terms of geographic and property type exposures, and the FTSE EPRA Nareit Developed Index (Net) may be used as a benchmark for the regional weighting of the Fund’s portfolio. The Fund may invest up to 10% of its assets in securities of companies located in emerging markets. For the purposes of determining whether a particular country is considered an emerging market, the Fund uses the designation set forth by the FTSE EPRA Nareit Emerging Index. The Fund typically holds 50 to 70 securities.
AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the underlying real estate assets and company management, as well as the overall influence of capital markets.
When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:
Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund’s investment universe. These estimates are formulated by the investment teams in each region based on a detailed analysis of historical trends and expectations for the future for each company’s financial statements. As a first step in its modeling process, AEW inputs projected financial information for each company. After completion of preliminary pro forma statements, the assumptions utilized to create the pro forma statements are generally discussed with representatives from each company. This model is designed to estimate what an issuer’s anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The capital markets value and real estate value incorporate factors that AEW believes influence the valuation of the cash flows by these different types of investors. These factors are the quantification of a broad array of subjective characteristics that AEW believes are important in the relative valuation process for both sectors and individual stocks. The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund’s investment universe.
Price: AEW examines the historic pricing of each company in the Fund’s universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund’s investment universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

2

Fund Summary

Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts, such as changes in interest rates, regional and local economic conditions and other factors, that in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic (e.g. interest rate expectations), market-driven or company-specific (e.g. a company’s development pipeline) in nature.
ESG: AEW seeks to identify environmental, social, and governance (“ESG”) factors that it believes are most relevant to the long-term investment performance of real estate investments in the Fund’s investable universe.  AEW incorporates insights from fundamental research and company meetings alongside third party data and ESG data sourced directly from the issuer into a proprietary ESG risk score, which is one of several inputs into AEW’s securities valuation analysis. While AEW considers ESG factors in all buy and sell decisions for the Fund, the ESG profile of an investment will not be prioritized over other considerations in AEW’s investment selection process. The Fund may continue to invest in an issuer with a lower ESG score if AEW believes the investment’s valuation remains attractive as measured by other relevant factors.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Real Estate Risk: Because the Fund concentrates its investments in REITs and the real estate industry, the Fund’s performance will be dependent in part on the performance of the real estate market and the real estate industry in general. Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.
Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally. Small- and mid-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s equity portfolio.
Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

3

Fund Summary

Cybersecurity and Technology Risk: The Fund, its service providers,  and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Focused Investment Risk: Because the Fund may invest in a small number of industries or issuers, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.
Large Shareholder Transaction Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. In addition, a large number of shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). In the event of a large shareholder transaction, the Fund may be required to sell investments at unfavorable times or prices, which may increase realized capital gains, including short-term capital gains taxable as ordinary income for shareholders who hold Fund shares in a taxable account, may accelerate the realization of taxable income to shareholders, may increase transaction costs, and may otherwise negatively impact fund performance. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. In addition, such transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. A number of circumstances may cause the Fund to experience large redemptions, such as changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.
Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes and dealers may be unwilling or unable to make a market for certain securities. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.
Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.
Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Models and Data Risk: The Adviser utilizes various proprietary quantitative models (including models that may utilize forms of artificial intelligence, such as machine learning) to identify investment opportunities. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.
Risk/Return Bar Chart and Table
The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. Performance for Class C shares includes the automatic conversion to Class A shares after eight years, where applicable. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.

4

Fund Summary

Total Returns for Class Y Shares

Highest Quarterly Return: Fourth Quarter 2023, 17.30% Lowest Quarterly Return: First Quarter 2020, -24.31%
The Fund’s Class Y shares total return year to date as of March 31, 2026 was 1.60%.

Average Annual Total Returns
(for the periods ended December 31, 2025)	Past 1 Year	Past 5 Years	Past 10 Years
Class Y - Return Before Taxes	8.31%	3.60%	3.94%
Return After Taxes on Distributions	7.05%	2.30%	1.89%
Return After Taxes on Distributions and Sale of Fund Shares	5.19%	2.41%	2.54%
Class A - Return Before Taxes	1.82%	2.13%	3.08%
Class C - Return Before Taxes	6.26%	2.56%	3.06%
Class N - Return Before Taxes	8.34%	3.65%	4.00%
MSCI World Index (Net)	21.09%	12.15%	12.17%
FTSE EPRA Nareit Developed Index (Net)	9.58%	2.76%	3.25%
The Fund revised its investment strategies at the close of business on May 31, 2019, and performance may have been different had the current investment strategies been in place for all periods shown.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.
Management
Investment Adviser
AEW Capital Management, L.P.
Portfolio Manager
Gina Szymanski, CFA®, Managing Director of AEW, has served as portfolio manager of the Fund since 2017.
Purchase and Sale of Fund Shares
Class A and C Shares
The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase
Any account other than those listed below	$2,500
For shareholders participating in Natixis Funds’ Automatic Investment Plan	$1,000
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans	$1,000
There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

5

Fund Summary

•
Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•	Accounts invested through certain intermediaries held within an Intermediary Omnibus Account.

•	In its sole discretion, Natixis Distribution, LLC (the “Distributor”) may waive any share class eligibility requirement.

The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with the Distributor. Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Funds of funds that are distributed by the Distributor.

•	Accounts invested through certain intermediaries held within an Intermediary Omnibus Account.

•	In its sole discretion, the Distributor may waive any share class eligibility requirement.

Class Y Shares
Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000. There is no subsequent investment minimum for these shares. There is no minimum initial investment for:

•
Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•
Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•
Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

•	Accounts invested through certain intermediaries held within an Intermediary Omnibus Account.

•	In its sole discretion, the Distributor may waive any share class eligibility requirement.

At the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments through such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Investment Goals, Strategies and Risks

More About Goals and Strategies
AEW Global Focused Real Estate Fund
Investment Goal
The Fund seeks to provide investors with above-average income and long-term growth of capital. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities, including common stocks and preferred stocks, of real estate investment trusts (“REITs”) and/or real estate-related companies (e.g., real estate operating companies). REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. To qualify as a REIT, a company must distribute a significant percentage of its taxable income to shareholders in the form of dividends (at least 90% in the U.S.); this dividend payout ratio is higher than that of non-REIT companies. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry. The Fund intends to meet its investment goal by investing primarily in a portfolio of securities of REITs and real estate companies, including those that are primarily focused on income-producing commercial property and real estate development. Companies in the real estate industry, including REITs and real estate operating companies in which the Fund may invest may have relatively small market capitalizations. The Fund invests in securities of issuers located in no fewer than three regions, North America, Europe and Asia Pacific. Under normal circumstances, the Fund’s regional weightings will be +/- 10% of the regional weightings of the Fund’s benchmark, the FTSE EPRA Nareit Developed Index (Net). Although the Fund does not seek to track any particular index, the Fund will be diversified in terms of geographic and property type exposures, and the FTSE EPRA Nareit Developed Index (Net) may be used as a benchmark for the regional weighting of the Fund’s portfolio. The Fund may invest up to 10% of its assets in securities of companies located in emerging markets. For the purposes of determining whether a particular country is considered an emerging market, the Fund uses the designation set forth by the FTSE EPRA Nareit Emerging Index. The Fund typically holds 50 to 70 securities.
AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the underlying real estate assets and company management, as well as the overall influence of capital markets.
When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:
Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund’s investment universe. These estimates are formulated by the investment teams in each region based on a detailed analysis of historical trends and expectations for the future for each company’s financial statements. As a first step in its modeling process, AEW inputs projected financial information for each company. After completion of preliminary pro forma statements, the assumptions utilized to create the pro forma statements are generally discussed with representatives from each company. This model is designed to estimate what an issuer’s anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The capital markets value and real estate value incorporate factors that AEW believes influence the valuation of the cash flows by these different types of investors. These factors are the quantification of a broad array of subjective characteristics that AEW believes are important in the relative valuation process for both sectors and individual stocks. The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund’s investment universe.
Price: AEW examines the historic pricing of each company in the Fund’s universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund’s investment universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.
Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts, such as changes in interest rates, regional and local economic conditions and other factors, that in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic (e.g. interest rate expectations), market-driven or company-specific (e.g. a company’s development pipeline) in nature.
ESG: AEW seeks to identify environmental, social, and governance (“ESG”) factors that it believes are most relevant to the long-term investment performance of real estate investments in the Fund’s investable universe.  AEW incorporates insights from fundamental research and company meetings alongside third party data and ESG data sourced directly from the issuer into a proprietary ESG risk score, which is one of several inputs into AEW’s securities valuation analysis. While AEW considers ESG factors in all buy and sell decisions for the Fund, the ESG profile of an investment will not be prioritized over other considerations in AEW’s investment selection process. The Fund may continue to invest in an issuer with a lower ESG score if AEW believes the investment’s valuation remains attractive as measured by other relevant factors.

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Temporary Defensive Measures
Temporary defensive measures may be used by the Fund during adverse economic, market, political or other conditions. In this event, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in cash equivalents such as money market instruments or high-quality debt securities as it deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.
Securities Lending
The Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies and Risks” in the Statement of Additional Information (“SAI”) for details. If the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and the Fund will also receive a fee or interest on the collateral. These fees or interest are income to the Fund, although the Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.
In addition, any investment of cash is generally at the sole risk of the Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. The Fund’s securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight.
Percentage Investment Limitations
Except as set forth in the Fund’s SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the section “Portfolio Holdings Information” in the SAI.
A “snapshot” of the Fund’s investments will be found in its filing on Form N-CSR. In addition, a list of the Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 calendar days, is available on the Fund’s website at im.natixis.com/us/fund-documents (in the “Holdings” column select “Full portfolio holdings” for the Fund). These holdings will remain accessible on the website at least until the Fund files its Form N-CSR or Form N-PORT with the SEC for the period that includes the date of the information. In addition, a list of the Fund’s top 10 holdings as of the month-end is generally available within 30 business days after the month-end on the Fund’s website at https://www.im.natixis.com/us/fund-documents (click Fund name and navigate to “Top Ten Holdings” section on the web page).
More About Risks
This section provides more information on certain principal risks that may affect the Fund’s portfolio, as well as information on additional risks the Fund may be subject to because of its investments or practices. In seeking to achieve its investment goals, the Fund may also invest in various types of securities and engage in various investment practices which are not a principal focus of the Fund and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Fund’s SAI, which is available without charge upon request (see back cover). The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
Recent Market Events Risk
The Fund is subject to the risk that geopolitical and other events (e.g., wars, pandemics, terrorism, trade disputes, and rapid technological developments or widespread adoption of new technologies) will disrupt securities markets and adversely affect particular economies and markets as well as global economies and markets, thereby potentially decreasing the value of the Fund’s investments. The COVID-19 pandemic resulted in, among other things, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and may continue to have similar effects in the future. Such factors, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may have a significant adverse effect on the Fund’s performance, exacerbate other risks that apply to the Fund, exacerbate existing economic, political, or social tensions, have the potential to impair the ability of the Fund’s investment adviser or other service providers to serve the Fund, and lead to disruptions that negatively impact the Fund.
In addition, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. These and any related

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events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
In addition, U.S. trade policy has changed rapidly in the past and may do so in the future, and it may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which a Fund invests and financial markets generally, as well as other adverse impacts on the Fund’s overall performance. Events such as these and their impact on the Fund is impossible to predict. Other issuers or markets could be similarly affected by past or future geopolitical or other events or conditions.
Currency Risk
Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and/or securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The market for some or all currencies may from time to time have low trading volume and become illiquid, which may prevent the Fund from effecting a position or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity and Technology Risk
The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. These risks include, among others, theft, misuse, and improper release of confidential or highly sensitive information relating to the Fund and its shareholders, as well as compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers, including those relating to the performance and effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets. Power outages, natural disasters, equipment malfunctions and processing errors that threaten these systems, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future.  There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Any problems relating to the performance and effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Fund. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders, impede business transactions, violate privacy and other laws, subject the Fund to certain regulatory penalties and reputational damage, and increase compliance costs and expenses. Furthermore, as the Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Although the Fund has developed processes, risk management systems, and business continuity plans designed to reduce these risks, the Fund does not directly control the cybersecurity defenses, operational and technology plans and systems of its service providers, financial intermediaries and companies in which it invests or with which it does business. The Fund and its shareholders could be negatively impacted as a result. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
The Adviser, the Fund and the issuers in which they invest, service providers, and other market participants may utilize artificial intelligence technologies in business operations. It is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses. Moreover, recent technological developments in, and the increasingly widespread use of, artificial intelligence technologies may pose risks to the Adviser and the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence technologies. As artificial intelligence technologies are used more widely, the profitability and growth of the Fund’s holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Emerging Markets Risk
In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on new issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems.
Economic and Political Risks. Emerging market countries often experience instability in their political and economic structures and have less market depth, infrastructure, capitalization and regulatory oversight than more developed markets. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in emerging market securities. Specific risks

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that could decrease the Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges or sanctions and unanticipated social or political occurrences.
The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on many factors, including the extent of its reserves, fluctuations in interest rates and access to international credit and investments. A country that has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.
Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies trading in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than transactions settled in the United States. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closings were to occur, the liquidity and value of the Fund’s assets invested in corporate debt obligations of emerging market companies would decline.
Investment Controls; Repatriation. Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval of investments by foreign persons, limit the amount of investments by foreign persons in a particular issuer, limit investments by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes or controls on foreign investors or currency transactions. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.
Equity Securities Risk
The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund’s performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Securities issued in initial public offerings tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A under the Securities Act of 1933 (“Rule 144A securities”) may be less liquid than other equity securities. Small-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.
Focused Investment Risk
Because the Fund may invest in a particular industry, such as the real estate industry, or a small number of industries or issuers, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value (“NAV”). Investments in the real estate industry are particularly sensitive to economic downturns. See the section “Real Estate Risk” below.
Foreign Securities Risk
Foreign securities risk is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, disclosure, custody and auditing standards and practices of foreign countries differ, in some cases significantly, from U.S. standards and practices, and are often not as rigorous. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Many countries, including developed nations and emerging

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markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions or threat thereof by other countries (such as the United States), political changes or diplomatic developments, as well as civil unrest, geopolitical tensions, armed conflicts, wars and acts of terrorism, may impair the Fund’s ability to buy, sell, hold, receive, deliver or otherwise transact in certain securities and may also cause the value of the Fund’s non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund’s return on foreign securities. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit/counterparty and information risks. In addition, foreign securities may be subject to increased credit/counterparty risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Finally, the threat of or actual imposition of tariffs may adversely impact the price of non-U.S. securities.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Large Shareholder Transaction Risk
Ownership of shares of the Fund may be concentrated in one or a few large investors, which may include, among others, institutional investors, financial intermediaries, or Funds over which the Adviser has investment discretion. Such investors may redeem shares in large quantities or on a frequent basis. In addition, a large number of shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). In the event of a large shareholder transaction, the Fund may be forced to sell investments at unfavorable times or prices, which may increase realized capital gains, including short-term capital gains taxable as ordinary income for shareholders who hold Fund shares in a taxable account, may accelerate the realization of taxable income to shareholders, and may increase transaction costs. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. In addition, the Fund also may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratios. Any of these potential effects may also negatively impact Fund performance. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns. A number of circumstances may cause the Fund to experience large redemptions, such as changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.
Liquidity Risk
Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated credit, equity and other investments, as applicable, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. In other circumstances, liquid investments may become illiquid. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars. In some cases, especially during periods of market turmoil, there may be no buyers or sellers for securities in certain asset classes, dealers may be unwilling or unable to make a market for certain securities, and a redemption may dilute the interest of the remaining shareholders.
Management Risk
Management risk is the risk that the portfolio managers’ investment techniques could fail to achieve the Fund’s objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results.

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For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefited the Fund.
Market/Issuer Risk
The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services. The Fund is subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets or on specific sectors, industries and countries. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets or on specific sectors, industries and countries. Due to the interconnectedness of economies and financial markets throughout the world, if the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. Events such as these and their impact on the Funds may be difficult or impossible to predict. Risks relating to ESG factors may impact the performance of securities in which the Fund invests.
Models and Data Risk
The Adviser utilizes various proprietary quantitative models (including models that may utilize forms of artificial intelligence, such as machine learning) to identify investment opportunities. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial loss. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for a Fund. Investments selected using the models may perform differently than expected as a result of the market factors used in creating models, the weight given to each such market factor, changes from the market factors’ historical trends, human error and technical issues in the construction and implementation of the models (e.g., data problems, and/or software issues). Models may cause a Fund’s portfolio to underperform other investment strategies and may not perform as intended in volatile markets. The Adviser’s judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance.
Real Estate Risk
Because the Fund concentrates its investments in REITs and the real estate industry, the Fund’s performance will be dependent in part on the performance of the real estate market and the real estate industry in general. Investments in the real estate industry including REITs are particularly sensitive to economic downturns and are also sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. The U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. When growth is slowing, demand for property decreases and prices may decline, which could impact the value of real estate investments as well as mortgage-backed securities that may be held by the Fund. Although interest rates have significantly increased in recent years, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. Exposure to such real estate may adversely affect a REIT’s performance, and therefore the Fund’s performance. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. Many REITs are highly leveraged, increasing their risk. While certain of these risk factors may affect only one or a few real estate sectors at a time, others may affect the real estate industry broadly. For example, the value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain. REITs are also subject to the possibilities of failing to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the “1940 Act”). The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Small- and Mid-Capitalization Companies Risk
Compared to companies with large market capitalization, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. Securities of small- and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

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Fund Services

Management Team
Meet the Fund’s Investment Adviser
The Natixis Funds family currently includes 22 mutual funds (the “Natixis Funds”). The Natixis Funds family had combined assets of $64.4 billion as of December 31, 2025. Natixis Funds are distributed through Natixis Distribution, LLC (the “Distributor”).
Adviser
AEW, located at Seaport East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Global Focused Real Estate Fund. Together with other AEW adviser affiliates, AEW had $43.1 billion in assets under management as of December 31, 2025. For the fiscal year ended January 31, 2026, the AEW Global Focused Real Estate Fund paid 0.00% (after waiver) of its average daily net assets to AEW in advisory fees.
A discussion of the factors considered by the Fund’s Board of Trustees in approving the Fund’s investment advisory contract is available in the Fund’s report on Form N-CSR for the fiscal period ended July 31, 2025.
The Fund considers the series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II, all of which are advised or subadvised by Natixis Advisors, Loomis, Sayles & Company, L.P., AEW, Gateway Investment Advisers, LLC, Mirova US LLC, Harris Associates L.P. or Vaughan Nelson Investment Management, L.P. (collectively, the “Affiliated Investment Managers”), to be part of the “same group of investment companies” under Section 12(d)(1)(G) of the 1940 Act for the purchase of other investment companies. The Affiliated Investment Managers are all under common control.
Portfolio Trades
In placing portfolio trades, AEW may use brokerage firms that market the Fund’s shares or are affiliated with Natixis Investment Managers, Natixis Advisors or AEW. In placing trades, AEW will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.
Meet the Fund’s Portfolio Manager
The following person has had primary responsibility for the day-to-day management of the Fund’s portfolio since the dates stated below.
Gina Szymanski, CFA — Gina Szymanski has served as portfolio manager for the AEW Global Focused Real Estate Fund since 2017. Ms. Szymanski, Managing Director and Portfolio Manager, joined the firm in 2017. Prior to that, Ms. Szymanski worked at Putnam Investments where she managed the REIT sleeve of Putnam’s Research Fund and was a member of the Global Equity Research team. Ms. Szymanski holds an Honors Bachelor of Mathematics in Economics and Business Administration from the University of Waterloo and a Master of Science in Finance from Carnegie Mellon University. She holds the designation of Chartered Financial Analyst and has over 27 years of investment experience.
Please see the SAI for information on portfolio manager compensation, other accounts under management by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.
Additional Information
The Fund enters into contractual arrangements with various parties, including, among others, the Adviser, the Distributor and the Fund’s custodian and transfer agent, who provide services to the Fund. Shareholders are not parties to, or intended to be third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Fund.
This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Fund’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.
Fund Services
Investing in the Fund
Choosing a Share Class
Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon a number of factors, including the size of your investment and how long you intend to hold your shares. Certain share classes and certain shareholder features may not be available to you if you hold your shares through a financial intermediary. Your financial

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representative can help you decide which class of shares is most appropriate for you. The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Fund’s transfer agent. The Fund, the Fund’s transfer agent and the Distributor do not provide investment advice.
Pursuant to expense offset arrangements, credits realized as a result of uninvested cash balances may be used to reduce the Fund’s transfer agent expenses. For information about the Fund’s expenses, including the impact of any such arrangement on the Fund’s total annual operating expenses, see the section “Fund Fees & Expenses” in the Fund Summary.
Class A Shares

•	You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section “How Sales Charges Are Calculated.”

•
You pay lower annual expenses than Class C shares, giving you the potential for higher returns per share. However, where front-end sales charges are applicable, returns are earned on a smaller amount of your investment.

•	You pay higher annual expenses than Class N and Class Y shares.

•	You do not pay a sales charge if your total investment reaches $1 million or more, but you may pay a charge on redemptions if you redeem these shares within 18 months of purchase.

Class C Shares

•	You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

•	You pay higher annual expenses than Class A, Class N and Class Y shares.

•	You may pay a sales charge on redemptions if you sell your Class C shares within one year of purchase.

•
Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within 18 months of purchase.

•
Except as noted below, Class C shares will automatically convert to Class A shares after eight years. Please see the section “Exchanging or Converting Shares” for details regarding a conversion of shares. Generally, to be eligible to have your Class C shares automatically converted to Class A shares, the Fund or the financial intermediary through which you purchased your shares will need to have records verifying that your Class C shares have been held for eight years. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. Group retirement plans of certain financial intermediaries who hold Class C shares with the Fund in an omnibus account do not track participant level aging of shares and therefore these shares will not be eligible for an automatic conversion. Certain intermediaries may convert your Class C shares to Class A shares in accordance with a conversion schedule that may differ from the one described above. Please consult your financial representative for more information.

Class N Shares

•	You have a minimum initial investment of $1,000,000. There are several ways to waive this minimum. See the section “Purchase and Sale of Fund Shares.”

•	You do not pay a sales charge when you buy Class N shares. All of your money goes to work for you right away.

•	You do not pay a sales charge on redemptions.

•	You pay lower annual expenses than Class A, Class C and Class Y shares, giving you the potential for higher returns per share.

Class Y Shares

•	You have a minimum initial investment of $100,000. There are several ways to waive this minimum. See the section “Purchase and Sale of Fund Shares.”

•	You do not pay a sales charge when you buy Class Y shares. All of your money goes to work for you right away.

•	You do not pay a sales charge on redemptions.

•	You pay lower annual expenses than Class A and Class C shares, giving you the potential for higher returns per share.

•	You pay higher annual expenses than Class N shares.

How Sales Charges Are Calculated
Class A Shares
The price that you pay when you buy Class A shares (the “offering price”) is their NAV plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase:

Class A Sales Charges*
Your Investment	As a % of offering price	As a % of your investment
Less than $50,000	5.75%	6.10%
$50,000-$99,999	4.50%	4.71%
$100,000-$249,999	3.50%	3.63%

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Class A Sales Charges*
Your Investment	As a % of offering price	As a % of your investment
$250,000-$499,999	2.50%	2.56%
$500,000-$999,999	2.00%	2.04%
$1,000,000 or more**	0.00%	0.00%
Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.
*	Not imposed on shares that are purchased with reinvested dividends or other distributions.
**	For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within 18 months of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”
If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount. At the time of purchase you must inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints of the Fund. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts that hold shares, including accounts with other financial intermediaries and your family members’ and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Fund’s website at im.natixis.com (click on “Sales Charges” at the bottom of the home page) or in the SAI.
Reducing Front-End Sales Charges
There are several ways you can lower your sales charge for Class A shares, including:

•
Letter of Intent — By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest  $50,000 or more within 13 months.

•
Cumulative Purchase Discount — You may be entitled to a reduced sales charge if your “total investment” reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in the Fund.

•	Combining Accounts — This allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual retirement accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

Certain Retirement Plan Accounts: The Distributor may, at its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge. In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Savings Incentive Match Plan for Employees (“SIMPLE IRA”) contributions are automatically linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only) using the Natixis Funds prototype document. All share classes are linked for the purpose of calculating sales charges. SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

Eliminating Front-End Sales Charges and CDSCs
Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

•
Clients of a financial intermediary that has entered into an agreement with the Distributor and has been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	All employees of financial intermediaries under arrangements with the Distributor (this also applies to spouses and children under the age of 21 of those mentioned);

•
Fund trustees, former trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

•	Certain Retirement Plans. The availability of this pricing may depend upon the policies and procedures of your specific financial intermediary; consult your financial adviser;

•	Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;

•
Fee Based Programs of certain broker-dealers, the Adviser or the Distributor. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees; and

•	Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

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In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the appropriate Fund of your eligibility at the time of purchase. Due to operational limitations at your financial intermediary, a sales charge or a CDSC may be assessed; please consult your financial representative.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see Appendix A to this Prospectus for information regarding eligibility for load waivers and discounts available through specific financial intermediaries, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.
Repurchasing Fund Shares
You may apply proceeds from redeeming Class A shares of the Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by returning your original redemption check or sending a new check for some or all of the redemption amount. Please note: for U.S. federal income tax purposes, a redemption generally is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.
Eliminating the CDSC
As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from Certain Retirement Plans (as defined below) to pay plan participants or beneficiaries due to death, disability, separation from service, normal or early retirement, loans from the plan, hardship withdrawals, return of excess contributions, or required minimum distributions (an individual participant’s voluntary distribution or a total plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; (3) due to shareholder death or disability; (4) to return excess IRA contributions; or (5) to make required minimum distributions (applies only to the amount necessary to meet the required minimum distributions).
Due to operational limitations at your financial intermediary, a CDSC may be assessed, notwithstanding the exemptions above; please consult your financial representative. Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.
Class C Shares
The offering price of Class C shares is their NAV without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund.
Class C Contingent Deferred Sales Charges

Year Since Purchase	CDSC on Shares Being Sold
1st	1.00%
Thereafter	0.00%
Eliminating the CDSC
The availability of certain CDSC waivers will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see Appendix A to this Prospectus for information regarding eligibility for CDSC discounts available through specific financial intermediaries, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.
As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from Certain Retirement Plans (as defined below) to pay plan participants or beneficiaries due to death, disability, separation from service, normal or early retirement, loans from the plan, hardship withdrawals, return of excess contributions, or required minimum distributions (an individual participant’s voluntary distribution or a total plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; (3) due to shareholder death or disability; (4) to return excess IRA contributions; or (5) to make required minimum distributions (applies only to the amount necessary to meet the required minimum distributions).
Due to operational limitations at your financial intermediary, a CDSC may be assessed, notwithstanding the exemptions above; please consult your financial representative. Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

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How the CDSC is Applied to Your Shares
The CDSC is a sales charge you pay when you redeem certain Fund shares. The CDSC:

•	Is calculated based on the number of shares you are selling;

•	Calculation is based on either your original purchase price or the current NAV of the shares being sold, whichever is lower in order to minimize your CDSC;

•	Is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and

•	Applies to redemptions made within the time frame shown above for each class.

A CDSC will not be charged on:

•	Increases in NAV above the purchase price;

•	Shares you acquired by reinvesting your dividends or capital gains distributions; or

•	Exchanges. However, the original purchase date of the shares from which the exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.

To minimize the amount of the CDSC you may pay when you redeem shares, the relevant Fund will first redeem shares acquired through reinvested dividends and capital gain distributions. Shares will be sold in the order in which they were purchased (earliest to latest).
Class N and Class Y Shares
The offering price of Class N and Class Y shares is their NAV without a front-end sales charge.  No CDSC applies when you redeem your shares.  You must meet eligibility criteria in order to invest in Class N or Class Y shares.
Information about purchasing shares of the Fund and sales loads is available on the Fund’s website at im.natixis.com.

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Compensation to Securities Dealers
As part of its business strategy, the Fund pays securities dealers and other financial institutions (collectively, “dealers”) that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section “How Sales Charges Are Calculated” and dealer commissions are disclosed in the SAI. Class A and Class C shares pay an annual service fee each of 0.25% of their respective average daily net assets.  Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis, but may be paid on other schedules. The SAI includes additional information about the payment of some or all of such fees to dealers. Because these distribution fees and service (12b-1) fees are paid out of the Fund’s assets on an ongoing basis, over time these fees for Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge and service fees on Class A shares. Similarly, over time the fees for Class A and Class C shares will increase the cost of your investment and will cost you more than an investment in Class N or Class Y shares.

In addition, the Fund may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing (“recordkeeping and processing-related services”). The actual payments, and the services provided, vary from firm to firm. These fees are paid by the Fund (with the exception of Class N shares, which do not bear such expenses) in light of the fact that other costs may be avoided by the Fund where the intermediary, not the Fund’s service provider, provides services to Fund shareholders.

The Distributor, the Fund’s Adviser and each of their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Fund, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Fund, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares; such payments will not be made with respect to Class N shares. These payments may be in addition to payments made by the Fund for similar services.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of the Fund or a particular share class over other mutual funds or share classes. Additionally, these payments may result in the Fund receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to the services it provides, what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries.
How to Purchase Shares
The Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. The Fund will only accept investments from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number. U.S. citizens living abroad are not allowed to purchase shares in the Fund. Class N shares are not eligible to be exchanged or purchased through the website or through the Natixis Funds Automated Voice Response System.
The Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange (“NYSE”) for your shares to be bought or sold at the Fund’s NAV on that day.
All purchases made by check should be in U.S. dollars and made payable to Natixis Funds. Third party checks, travelers checks, starter checks and credit card convenience checks will not be accepted, except that third party checks under $10,000 may be accepted. You may return an uncashed redemption check from your account to be repurchased back into your account. Upon redemption of an investment by check or by periodic account investment, redemption proceeds may be withheld until the check has cleared or the shares have been in your account for 10 days.
The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See the section “Restrictions on Buying, Selling and Exchanging Shares.”
The Fund is not available to new SIMPLE IRA plans using the Natixis Funds’ Prototype document.
You can buy shares of the Fund in several ways:

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The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Fund’s transfer agent. The Fund, the Fund’s transfer agent and the Distributor do not provide investment advice.
Through a financial adviser (certain restrictions may apply). Your financial adviser will be responsible for furnishing all necessary documents to Natixis Funds. Your financial adviser may charge you for these services. Your financial adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV.
Through a broker-dealer (certain restrictions may apply). You may purchase shares of the Fund through a broker-dealer that has been approved by the Distributor. Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV.
Directly from the Fund. Natixis Funds’ transfer agent must receive your purchase request in proper form before the close of regular trading on the NYSE in order for you to receive that day’s NAV.
You can purchase shares directly from the Fund in several ways:
By mail. You can buy shares of the Fund by submitting a completed application form, which is available online at www.im.natixis.com or by calling Natixis Funds at 800-225-5478, along with a check payable to Natixis Funds for the amount of your purchase to:
Regular Mail
Natixis Funds
P.O. Box 219579
Kansas City, MO 64121-9579
Overnight Mail
Natixis Funds
801 Pennsylvania Ave
Suite 219579
Kansas City, MO 64105-1307
After your account has been established, you may send subsequent investments directly to Natixis Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address and telephone number.
By wire. You also may wire subsequent investments. Call Natixis Funds at 800-225-5478 to obtain wire transfer instructions. At the time of the wire transfer, you will need to include the Fund name, your class of shares, your account number and the registered account owner name(s). Your bank may charge you for such a transfer.
By telephone. You can make subsequent investments by calling Natixis Funds at 800-225-5478 if you have already established electronic transfer privileges.
By exchange. You may purchase shares of the Fund by exchange of shares of the same class of another fund by sending a signed letter of instruction to Natixis Funds, by calling Natixis Funds at 800-225-5478 or by accessing your account online at www.im.natixis.com.
Through Automated Clearing House (“ACH”). Before you can purchase shares of Natixis Funds through ACH, you must provide specific instructions to Natixis Funds in writing (see STAMP2000 Medallion Signature Guarantee below). You may purchase shares of the Fund through ACH by either calling Natixis Funds at 800-225-5478 or by accessing your account online at www.im.natixis.com.
By internet. If you have established a user name and password and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.im.natixis.com. If you have not established a user name and password, but you have established the electronic transfer privilege, go to www.im.natixis.com, click on “Account Access,” and follow the instructions.
Through systematic investing. You can make regular investments through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining a Service Options Form through your financial adviser, by calling Natixis Funds at 800-225-5478 or by visiting www.im.natixis.com. A medallion signature guarantee may be required to add this option.
Minimum Investment Requirements for the Fund and each share class are described in the section “Purchase and Sale of Fund Shares.”
Minimum Balance Policy
In order to address the relatively higher costs of servicing smaller fund positions, on an annual basis the Fund may close an account and send the account holder the proceeds if the account falls below $500. The valuation of account balances for this purpose and liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year.
Certain accounts, such as accounts using the Natixis Funds’ prototype document (including IRAs, Keogh Plans, 403(b)(7) plans and Coverdell Education Savings Accounts), accounts associated with fee-based programs (such as wrap programs), trust networked accounts, accounts initially funded within six months of the liquidation date, certain retirement accounts, or accounts that fall below the minimum as a result of an automatic conversion of Class C to Class A shares, are excluded from the liquidation.
Due to operational limitations, the Fund’s ability to apply the Minimum Balance Policy to shareholder accounts held through an intermediary in an omnibus fashion may be limited. The Fund may work with these intermediaries to enforce the Minimum Balance Policy on these accounts as can best be applied per

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the timing and constraints of the intermediaries’ account recordkeeping systems. For information about the policy for Class N shares, see the section “Purchase and Sale of Fund Shares” in the Fund summary.
Accounts held through certain financial intermediaries that have entered into special arrangements with the Distributor may be subject to a different minimum balance policy than the one described above. Please see Appendix A to the Prospectus for more information regarding the minimum balance policies of specific financial intermediaries, which may differ from those disclosed elsewhere in the Prospectus or in the SAI. Consult your financial intermediary for additional information regarding the minimum balance policy applicable to your investment.
Certain Retirement Plans
Natixis Funds defines “Certain Retirement Plans” as it relates to load waivers, share class eligibility, and account minimums as follows:
Certain Retirement Plans include 401(k), 457, 401(a), (including profit-sharing, money purchase pension plans), 403(b), 403(b)(7), defined benefit plans, non-qualified deferred compensation plans, Taft-Hartley multi-employer plans, and retiree health benefit plans. Accounts must be plan-level omnibus accounts to qualify.
Certain Retirement Plans do not include individual retirement accounts such as an IRA, SIMPLE IRA, SEP IRA, SARSEP IRA, and Roth IRA. Any account registered in the name of a participant does not qualify.
Intermediary Omnibus Account
Natixis Funds defines an “Intermediary Omnibus Account” as a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary’s investments in the fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.
How to Redeem Shares
You can redeem shares of the Fund directly from the Fund on any day on which the NYSE is open for business. The information below details the various ways you can redeem shares of the Fund. Except as noted below and in the “Selling Restrictions” section of this Prospectus, the Fund typically expects to pay out redemption proceeds on the next business day after a redemption request is received in good order. The information below also notes certain fees that may be charged by the Fund, its agents, your bank or your financial representative in connection to your redemption request. The Fund does not currently impose any redemption charge other than the CDSC imposed by the Fund’s distributor, as described in the “How Sales Charges are Calculated” section of this Prospectus. The Fund’s Board of Trustees reserves the right to impose additional charges at any time.
The Fund may fund a redemption request from various sources, including sales of portfolio securities, holdings of cash or cash equivalents, and borrowings from banks (including overdrafts from the Fund’s custodian bank and/or under the Fund’s line of credit, which is shared across certain other Natixis Funds and Loomis Sayles Funds). The Fund typically will redeem shares for cash; however, as described in more detail below, the Fund reserves the right to pay the redemption price wholly or partly in-kind (i.e., in portfolio securities rather than cash), if the Fund’s Adviser determines it to be advisable and in the best interest of shareholders. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.
Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days as permitted by the SEC.
Redemptions totaling more than $100,000 from a single fund/account cannot be processed on the same day unless the proceeds of the redemption are sent via pre-established banking information on the account. Please see the section “STAMP2000 Medallion Signature Guarantee” for details.
Generally, for expedited payment of redemption proceeds, a transaction fee of $5.50 for wire transfers, $50 for international wire transfers or $36.00 for overnight delivery will be charged. These fees are subject to change.
Redemptions through your financial adviser. Your financial adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV. Your financial adviser will be responsible for furnishing all necessary documents to Natixis Funds on a timely basis and may charge you for his or her services.
Redemptions through your broker-dealer. You may redeem shares of the Fund through a broker-dealer that has been approved by the Distributor, which can be contacted at 888 Boylston Street, Suite 800, Boston, MA 02199-8197. Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV. Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.
Redemptions directly to the Fund. Natixis Funds’ transfer agent must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day’s NAV. Your redemptions generally will be sent to you on the first business day after your request is received in good order, although it may take longer.
You may make redemptions directly from the Fund in several ways:
By mail. Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:

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Regular Mail
Natixis Funds
P.O. Box 219579
Kansas City, MO 64121-9579
Overnight Mail
Natixis Funds
801 Pennsylvania Ave
Suite 219579
Kansas City, MO 64105-1307
All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).
By exchange. You may sell some or all of your shares of the Fund and use the proceeds to buy shares of the same class of another fund by sending a signed letter of instruction to Natixis Funds, by calling Natixis Funds at 800-225-5478 or by accessing your account online at www.im.natixis.com.
By internet. If you have established a user name and password and you have established the electronic transfer privilege, you can redeem shares through your online account at www.im.natixis.com. If you have not established a user name and password but you have established the electronic transfer privilege, go to www.im.natixis.com, click on “Account Access,” and follow the instructions.
By telephone. You may redeem shares by calling Natixis Funds at 800-225-5478. Proceeds from telephone redemption requests (less any applicable fees) can be wired to your bank account, sent electronically by ACH to your bank account or sent by check in the name of the registered owner(s) to the address of record. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.
The telephone redemption privilege may be modified or terminated by the Fund without notice.
You may redeem by telephone to have a check sent to the address of record for the maximum amount of $100,000 per day from a single fund/account. For your protection, telephone or internet redemption requests will not be permitted if Natixis Funds has been notified of an address change or bank account information change for your account within the preceding 30 days. If you prefer, you can decline telephone redemption and transfer privileges by calling Natixis Funds at 800-225-5478.
Systematic Withdrawal Plan. If the value of your account is $10,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-225-5478 for more information or to set up a systematic withdrawal plan or visit www.im.natixis.com to obtain a Service Options Form.
In-Kind. Shares normally will be redeemed for cash upon receipt of a redemption request in good order, although the Fund reserves the right to pay the redemption price wholly or partly in-kind if the Fund’s Adviser determines it to be advisable and in the best interest of shareholders. For example, the Fund may pay a redemption in-kind under stressed market conditions or if the redemption amount is large.
You may also request an in-kind redemption of your shares by calling Natixis Funds at 800-225-5478. In-kind redemptions typically take several weeks to effectuate following a redemption request given the operational steps necessary to coordinate with the redeeming shareholder’s custodian. Typically, the redemption date is mutually-agreed upon by the Fund and the redeeming shareholder. The Fund is not required to pay a redemption in-kind even if requested and may in its discretion pay the redemption proceeds in cash.
Redemptions in-kind will generally, but not necessarily, result in a pro rata distribution of each security held in the Fund’s portfolio. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.
By wire. Before Natixis Funds can wire redemption proceeds (less any applicable fees) to your bank account, you must provide specific wire instructions to Natixis Funds in writing (see “STAMP2000 Medallion Signature Guarantee” below). A wire fee will be deducted from the proceeds of each wire. Your bank may charge you a fee to receive the wire.
By ACH. Before Natixis Funds can send redemptions through ACH, you must provide specific wiring instructions to Natixis Funds in writing (see “STAMP2000 Medallion Signature Guarantee” below). For ACH redemptions, proceeds will generally arrive at your bank within three business days.
STAMP2000 Medallion Signature Guarantee. You must have your signature guaranteed by a bank, broker-dealer or other financial institution that can issue a STAMP2000 Medallion Signature Guarantee for the following types of redemptions:

•	If you are selling more than $100,000 per day from a single fund/account and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to new custodian).

•	If you are requesting that the proceeds check (of any amount) be made out to someone other than the registered owner(s) or sent to an address other than the address of record.

•	If the account registration or bank account information has changed within the past 30 days.

•	If you are instructing us to send the proceeds by check, wire or ACH to a bank not already active on the fund account.

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The Fund will only accept STAMP2000 Medallion Signature Guarantees bearing the STAMP2000 Medallion imprint. The surety amount of the STAMP2000 medallion imprint must meet or exceed the amount on the request. Please note that a notary public cannot provide a STAMP2000 Medallion Signature Guarantee. This signature guarantee requirement may be waived by Natixis Funds in certain cases.
Exchanging or Converting Shares
In general, you may exchange shares of the Fund for shares of the same class of another Natixis Fund that offers such class of shares (see the sections “How to Purchase Shares” and “How to Redeem Shares”) without paying a sales charge or a CDSC, if applicable, subject to restrictions noted below. The exchange must be for at least the minimum to open an account (or the total NAV of your account, whichever is less), or, once the fund minimum is met (see the section “Additional Investor Services”). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares. Class N shares are not eligible to be exchanged through the website or through the Natixis Funds Automated Voice Response System.
In certain circumstances, you may convert shares of your Fund from your current share class into another share class in the same Fund. A conversion is subject to the eligibility requirements of the share class of your Fund that you are converting into including investment minimum requirements. The conversion from one class of shares to another will be based on the respective NAVs of the separate share classes on the trade date for the conversion. Except as noted below, Class C shares will automatically convert to Class A shares after eight years. Generally, to be eligible to have your Class C shares automatically converted to Class A shares, the Fund or the financial intermediary through which you purchased your shares will need to have records verifying that your Class C shares have been held for eight years. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. Group retirement plans of certain financial intermediaries who hold Class C shares with the Fund in an omnibus account do not track participant level aging of shares and therefore these shares will not be eligible for an automatic conversion. Certain intermediaries may convert your Class C shares to Class A shares in accordance with a conversion schedule that may differ from the one described above. Please consult your financial representative for more information.
Any account with an outstanding CDSC liability will be assessed the CDSC before converting to the new share class. Any conversions into a class of shares with a front end sales charge will not be subject to an initial sales charge; however, future purchases may be subject to a sales charge, if applicable. Generally, a conversion between share classes of the same fund is a nontaxable event to the shareholder. All requests for conversions must follow the procedures set forth by the Distributor. The Fund reserves the right to refuse any conversion request. Due to operational limitations at your financial intermediary, your ability to convert share classes of the same fund or have your Class C shares automatically converted to Class A shares may be limited. Please consult your financial representative for more information.
In general, you may sell Class Y shares of any Natixis Fund and use the proceeds to purchase Class I shares in any Loomis Sayles Fund, subject to the eligibility requirements, including fund minimums, of the fund you are purchasing into.
Cost Basis Reporting. Upon the redemption or exchange of your shares in the Fund, or, if you purchased your shares through a broker-dealer or other financial intermediary, your financial intermediary will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. The cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Fund at 800-225-5478, visit im.natixis.com or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax adviser to determine which available cost basis method is best for you.
Restrictions on Buying, Selling and Exchanging Shares
The Fund discourages excessive short-term trading that may be detrimental to the Fund and its shareholders. Frequent abusive purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares held by long term shareholders, interfering with the efficient management of the Fund’s portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, below investment grade securities or small-capitalization securities), also may have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading.
The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under “How to Redeem Shares.”
Limits on Frequent Trading.  Excessive trading activity in the Fund is measured by the number of round-trip transactions in a shareholder’s account. A round trip is defined as (1) a purchase (including a purchase by exchange) into the Fund followed by a redemption (including a redemption by exchange) out of

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the same Fund; or (2) a redemption (including a redemption by exchange) out of the Fund followed by a purchase (including a purchase by exchange) into the same Fund. A round trip transaction is defined as occurring in a single Fund within a 30-day period. Two round trips in a 90-day period will constitute a violation of the Fund’s trading limitations. After the detection of a first violation, the Fund or the Distributor will issue the shareholder and/or their financial intermediary a written warning. The written warning will expire one year from the date the warning is issued, if no further violations occur during the period. After the detection of a second violation (i.e., two more round trip transactions in the Fund within a 90-day period), the Fund or the Distributor will restrict the shareholder from making subsequent purchases (including purchases by exchange) in that Fund for 90 days. After the detection of a third violation within 12 months of the second violation, the Fund or the Distributor will restrict the shareholder and/or their financial intermediary from making purchases (including purchases by exchange) into any of the shareholder’s accounts in the violated Fund for one year from the date the third violation is issued. The above limits are applicable whether a shareholder holds shares directly with the Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, record keeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Fund and the Distributor may consider to be excessive, and, at its discretion, the Fund and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries including a period of restriction with no end date.
Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, at its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.
This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. The Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and the Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund’s opinion are not vehicles for excessive trading and are not likely to engage in abusive trading.
The Fund and the Distributor may deem shares acquired, redeemed, or exchanged through a firm discretionary program where purchases and redemptions are made at a home office or firm level on behalf of a client not deemed to be intended to engage in market timing. In addition to the circumstances previously noted, the Fund reserves the right to waive any purchase and exchange restrictions at the Fund’s sole discretion where it believes such action is in the Fund’s best interests. The exception would require additional review as noted above for asset allocation programs.
Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive, short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, the Fund and the Distributor, as well as an adviser to the Fund may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-term transactions that, while not necessarily in violation of the Fund’s stated policies on frequent trading, are harmful to the Fund or its shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.
Accounts Held by Financial Intermediaries. The ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts may be severely limited in those instances in which the financial intermediary maintains the record of the Fund’s underlying beneficial owners. In general, the Fund and the Distributor will review trading activity at the omnibus account level. If the Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If the Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder that engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Fund will be able to detect or prevent all trading practices that may disadvantage the Fund.
Purchase Restrictions
The Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. The Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

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Selling Restrictions
The table below describes restrictions placed on selling shares of the Fund.  Please see the SAI for additional information regarding redemption payment policies.

Restriction	Situation
The Fund may suspend the right of redemption:	When the NYSE is closed (other than a weekend/holiday) as permitted by the SEC. During an emergency as permitted by the SEC. During any other period permitted by the SEC.
The Fund reserves the right to suspend account services or refuse transaction requests:	With a notice of a dispute between registered owners or death of a registered owner. With suspicion/evidence of a fraudulent act.
The Fund may pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:
When or if it is advisable for the Fund to redeem in-kind, as determined in the sole discretion of the Adviser, or if requested by the redeeming shareholder and agreed to by the Fund.
The Fund may withhold redemption proceeds for 10 days from the purchase date:	When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.
The Fund reserves the right to suspend account services or refuse transaction requests if the Fund receives notice of a dispute between registered owners or of the death of a registered owner or the Fund suspects a fraudulent act. If the Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after the Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If the Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.
Certificates. Certificates will not be issued or honored for any class of shares.
Unclaimed Property Laws. Many states have unclaimed property laws and regulations that provide for transfer to the state (also known as “escheatment”) of unclaimed or abandoned property under various circumstances. The particular circumstances may include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. If your account is deemed unclaimed or abandoned under applicable state property laws or regulations, the Funds may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold (and not the amount those shares are worth currently).
It is your responsibility to maintain a correct address for your account, to keep your account active by contacting the Transfer Agent by mail or telephone or accessing your account through the Funds’ website, and to promptly cash all checks for dividends, capital gains and redemptions. Each state’s requirements to keep an account active can vary and are subject to change. If you invest in the Fund through a financial intermediary, you are encouraged to contact the financial intermediary regarding applicable state unclaimed property laws. The Funds, the Transfer Agent and the Distributor will not be liable to shareholders or their representatives for good faith compliance with state unclaimed property laws.
Self-Servicing Your Account
Shareholders that hold their accounts directly with the Fund may use the following self-service options. Shareholders that hold Fund shares through a financial intermediary should consult their financial intermediary regarding any self-service options that they may offer.
Natixis Funds Website. You can access our website at www.im.natixis.com to perform transactions (purchases, redemptions or exchanges), review your account information and Fund NAVs, change your address, order duplicate statements or tax forms or obtain a prospectus, an SAI, an application or periodic reports (certain restrictions may apply).
Natixis Funds Automated Voice Response System (Excludes Class N shares). You have access to your account 24 hours a day by calling Natixis Funds’ Automated Voice Response System at 800-225-5478. You may review your account balance and Fund NAV, order duplicate statements, order duplicate tax forms, obtain distribution and performance information.
Restructuring and Liquidations
Investors should note that the Fund reserves the right to merge or reorganize at any time, or to cease operations or liquidate itself. At any time prior to the liquidation of the Fund, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Redeem Shares.” The proceeds from any such redemption will be the NAV of the Fund’s shares less any applicable sales charges, redemption fees or other charges. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Exchanging or Converting Shares.” For

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federal income tax purposes, an exchange of the Fund’s shares for shares of another Natixis Fund or Loomis Sayles Fund is generally treated as a sale on which a gain or loss may be recognized.
Retirement Accounts. Absent an instruction to the contrary prior to the liquidation date of the Fund, for shares of the Fund held using a Natixis Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP, SIMPLE, SARSEP or 403(b) plan, or in certain other retirement accounts, the Distributor may exchange any shares remaining in the Fund on the liquidation date for shares of Loomis Sayles Limited Term Government and Agency Fund (or, if that fund is no longer in existence, then in shares of another comparable Natixis Fund or Loomis Sayles Fund) at NAV. Please refer to your plan documents or contact your plan administrator or plan sponsor to determine whether the preceding sentence applies to you.
How Fund Shares Are Priced
NAV is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

The policies and procedures used to determine the NAV of Fund shares are summarized below:

•
A share’s NAV is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.

•
The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent, SS&C Global Investor & Distribution Solutions, Inc., (rather than when the order arrives at the P.O. box) “in good order” (meaning that the order is complete and contains all necessary information).[1]

•
Requests received by the Fund after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to the NYSE market close (normally 4:00 p.m., Eastern time), the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to the Fund.

•	If the Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.

1	Please see the section “How to Purchase Shares,” which provides additional information regarding who can receive a purchase order.
Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may send your order by mail as described in the sections “How to Purchase Shares” and “How to Redeem Shares.”
Fund securities and other investments for which market quotations are readily available, as outlined in the Fund’s policies and procedures, are valued at market value. The Fund  may use third-party pricing services to obtain market quotations and other valuation information, such as evaluated bids.
Generally, Fund securities and other investments are valued as follows:

•
Equity securities (including shares of closed-end investment companies and exchange-traded funds (“ETFs”)), exchange traded notes, rights, and warrants — listed equity securities are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by a third-party pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities discussed below) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by a third-party pricing service. If there is no sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by a third-party pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

•
Debt securities and unlisted preferred equity securities — evaluated bids furnished to the Fund by a third-party pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

•	Senior Loans — bid prices supplied by a third-party pricing service, if available, or bid prices obtained from broker-dealers.

•
Bilateral Swaps — bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by a third-party pricing service. Bilateral interest rate swaps and bilateral standardized commodity and equity index total return swaps are valued based on prices supplied by a third-party pricing service. If prices from a third-party pricing service are not available, prices from a broker-dealer may be used.

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•	Centrally Cleared Swaps — settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

•
Options — domestic exchange-traded index and single name equity options contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Foreign exchange-traded single name equity options contracts are valued at the most recent settlement price. Options contracts on foreign indices are priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid price and the ask price) supplied by a third-party pricing service, if available. Other OTC options contracts (including currency options and swaptions not priced through a third-party pricing service) are valued based on prices obtained from broker-dealers. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies as described below.

•
Futures —most recent settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies as described below.

•	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by a third-party pricing service.

•	Mutual Funds - net asset value.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by a third-party pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in its capacity as “valuation designee.” The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund. Valuations for securities traded in the OTC market may be based on factors such as market information, transactions for comparable securities, various relationships between securities or bid prices obtained from broker-dealers. Evaluated prices from a third-party pricing service may require subjective determinations and may be different than actual market prices or prices provided by other pricing services. As of the date of this prospectus, the Fund’s Adviser serves as the Fund’s valuation designee for purposes of compliance with Rule 2a-5 under the 1940 Act.
Trading in some of the portfolio securities or other investments of the fund takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of the Fund’s NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of the Fund’s portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.
Dividends and Distributions
The Fund generally distributes all or substantially all of its net investment income (other than capital gains) as dividends. The Fund expects to distribute dividends quarterly.
In addition, the Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually (or, in the case of short-term capital gains, more frequently than annually if determined by the Fund to be in the best interest of shareholders), after applying any capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually. The Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that the Fund’s distributions will not decrease or that the Fund will make any distributions when scheduled. For example, foreign currency losses could potentially reduce or eliminate, and have in the past reduced or eliminated, regularly scheduled distributions for the Fund.
Distributions will automatically be reinvested in shares of the same class of the distributing Fund at NAV unless you select one of the following alternatives:

•
Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at NAV in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about the program, see the section “Additional Investor Services;”

•
Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund;

•
Receive distributions from capital gains in cash while reinvesting distributions from dividends and interest in additional shares of the same class of the Fund, or in the same class of another Natixis Fund; or

•	Receive all distributions in cash.

For accounts held directly with the Fund, any cash distributions to be paid by check, in an amount of $10 or less, will instead be automatically reinvested in additional Fund shares. If a dividend or capital gain distribution check remains uncashed for six months and your account is still open, the Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be canceled. In addition, future

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dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you subsequently contact the Fund and request to receive distributions by check.
If you do not select an option when you open your account, all distributions will be reinvested.
Generally, if you earn more than $10 annually in taxable income from the Fund held in a non-retirement plan account, you will receive a Form 1099-DIV to help you report the prior calendar year’s distributions on your U.S. federal income tax return. This information will also be reported to the IRS. Be sure to keep this Form 1099-DIV as a permanent record. A fee may be charged for any duplicate information requested.
Tax Consequences
Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any non-U.S., state or local tax consequences.
The Fund intends to meet all requirements under Subchapter M of the Code, necessary to qualify and be eligible for treatment each year as a “regulated investment company” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders.
Unless otherwise noted, the discussion below, to the extent it describes shareholder-level tax consequences, pertains solely to taxable shareholders. The Fund is not managed with a view toward minimizing taxes imposed on such shareholders.
Taxation of Distributions from the Fund. For U.S. federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year over net short-term capital losses from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less, and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less over net long-term capital losses from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year, will be taxable as ordinary income.
Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided that holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income. Dividends received by the Fund from foreign corporations that are not eligible for the benefits of a comprehensive income tax treaty with the U.S. (other than dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) will not be eligible for treatment as qualified dividend income, and hence will not increase the amount of the Fund’s distributions that may be reported as qualified dividend income. Additionally, a portion of the Fund’s distributions may be eligible for the dividends-received deduction in the case of corporate shareholders, provided certain requirements are met.
A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any Capital Gain Dividends paid by the Fund and net capital gains recognized on the sale, redemption, exchange or other taxable disposition of shares of the Fund.
Fund distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed.
Dividends declared by the Fund and payable to shareholders of record in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.
Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. The Fund will advise shareholders annually of the proportion of its dividends that are derived from such interest.
Dividends paid by the Fund to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax laws generally will not be taxable, although distributions by retirement plans to their participants may be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.
Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and generally will result in recognition of gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other taxable disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains generally are taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for

27

Fund Services

six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. Additionally, any loss realized on a sale of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, including pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. See “Cost Basis Reporting” above for information about certain cost basis reporting obligations.
Taxation of Certain Fund Investments. The Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. If the Fund invests more than 50% of its assets in foreign securities, it generally may elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund. The Fund generally does not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. In addition, the Fund’s investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
The Fund’s investments in certain debt obligations (such as those issued with “OID” or accrued market discount, in each case, as defined in the SAI), mortgage-backed securities, asset-backed securities, REITs and derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, the Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code. In addition, the Fund’s investments in derivatives may affect the amount, timing or character of distributions to shareholders. In particular, the Fund’s transactions in options or other derivatives or short sales may cause a larger portion of distributions to be taxable to shareholders as ordinary income than would be the case absent such transactions.
Backup Withholding. The Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish the Fund with certain information and certifications or who is otherwise subject to backup withholding.
Other Information
Non-U.S. investors are generally not subject to U.S. withholding tax with respect to Capital Gain Dividends, short-term capital gain dividends and interest-related dividends, as defined in the SAI and subject to limitations set forth in the SAI. With respect to distributions other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends, non-U.S. shareholders are generally subject to U.S. withholding tax at a rate of 30% (or lower applicable treaty rate). Non-U.S. investors may also be subject to U.S. state, local, and estate tax with respect to their Fund shares.
Please see the SAI for additional information on the U.S. federal income tax consequences of an investment in the Fund.
You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.
Additional Investor Services
Retirement Plans
Natixis Funds offer a range of retirement plans, including IRAs and SEPs. For more information about our Retirement Plans, call us at 800-225-5478.
Investment Builder Program
This is Natixis Funds’ automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section “How to Purchase Shares.”
Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund subject to the eligibility requirements of that other fund and to state securities law requirements. The fund minimum must be met in the new fund prior to establishing the dividend diversification program. Shares will be purchased at the selected fund’s NAV without a front-end sales charge or CDSC on the ex dividend date. Before establishing a Dividend Diversification Program into any other Natixis Fund, please read its prospectus carefully.
Automatic Exchange Plan
Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund. The fund minimum must be met prior to establishing an automatic exchange plan. There is no fee for exchanges made under this plan. Please see the section “Exchanging or Converting Shares” above and refer to the SAI for more information on the Automatic Exchange Plan.
Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from the Fund on a regular schedule. Redemptions of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC, however, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section “How to Redeem Shares.”

28

Financial Performance

Financial Performance
The financial highlights tables are intended to help you understand the Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s filing on Form N-CSR. The Natixis Funds Trust IV Form N-CSR is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

29

Financial Performance

AEW Global Focused Real Estate Fund
For a share outstanding throughout each period.

	Class A
	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2022
Net asset value, beginning of the period	$12.25	$11.81	$12.25	$14.58	$12.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.28	0.28	0.24	0.22 (b)
Net realized and unrealized gain (loss)	1.01	0.61	(0.45)	(2.30)	2.68
Total from Investment Operations	1.27	0.89	(0.17)	(2.06)	2.90
LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.45)	(0.27)	(0.15)	(0.47)
Net realized capital gains	—	—	—	(0.12)	(0.33)
Total Distributions	(0.37)	(0.45)	(0.27)	(0.27)	(0.80)
Net asset value, end of the period	$13.15	$12.25	$11.81	$12.25	$14.58
Total return(c)(d)	10.50%	7.68%	(1.21)%	(14.16)%	23.39% (b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$12,420	$13,025	$14,287	$18,018	$24,653
Net expenses(e)	1.15%	1.15%	1.17% (f)	1.15%	1.15%
Gross expenses	2.06%	2.01%	1.58% (f)	1.41%	1.42%
Net investment income	2.06%	2.26%	2.45%	1.92%	1.51% (b)
Portfolio turnover rate	64%	81%	88%	90%	84%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.17, total return would have been 22.99% and the ratio of net investment income to average net assets would have been 1.14%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.15% and the ratio of gross expenses would have been 1.57%.

30

Financial Performance

AEW Global Focused Real Estate Fund
For a share outstanding throughout each period.

	Class C
	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2022
Net asset value, beginning of the period	$12.35	$11.90	$12.33	$14.69	$12.56
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.19	0.20	0.15	0.12 (b)
Net realized and unrealized gain (loss)	1.01	0.61	(0.45)	(2.32)	2.69
Total from Investment Operations	1.18	0.80	(0.25)	(2.17)	2.81
LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.35)	(0.18)	(0.07)	(0.35)
Net realized capital gains	—	—	—	(0.12)	(0.33)
Total Distributions	(0.26)	(0.35)	(0.18)	(0.19)	(0.68)
Net asset value, end of the period	$13.27	$12.35	$11.90	$12.33	$14.69
Total return(c)(d)	9.69%	6.86%	(1.86)%	(14.89)%	22.48% (b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$112	$147	$192	$284	$397
Net expenses(e)	1.90%	1.90%	1.91% (f)	1.90%	1.90%
Gross expenses	2.81%	2.76%	2.33% (f)	2.16%	2.18%
Net investment income	1.36%	1.49%	1.74%	1.17%	0.84% (b)
Portfolio turnover rate	64%	81%	88%	90%	84%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.07, total return would have been 21.99% and the ratio of net investment income to average net assets would have been 0.51%.

(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.90% and the ratio of gross expenses would have been 2.32%.

31

Financial Performance

AEW Global Focused Real Estate Fund
For a share outstanding throughout each period.

	Class N
	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2022
Net asset value, beginning of the period	$10.95	$10.61	$11.03	$13.18	$11.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27	0.28	0.28	0.25	0.24 (b)
Net realized and unrealized gain (loss)	0.89	0.55	(0.40)	(2.09)	2.43
Total from Investment Operations	1.16	0.83	(0.12)	(1.84)	2.67
LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.49)	(0.30)	(0.19)	(0.51)
Net realized capital gains	—	—	—	(0.12)	(0.33)
Total Distributions	(0.40)	(0.49)	(0.30)	(0.31)	(0.84)
Net asset value, end of the period	$11.71	$10.95	$10.61	$11.03	$13.18
Total return(c)	10.85%	7.98%	(0.82)%	(13.99)%	23.76% (b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,991	$2,725	$3,585	$3,545	$3,654
Net expenses(d)	0.85%	0.85%	0.87% (e)	0.85%	0.85%
Gross expenses	1.67%	1.61%	1.24% (e)	1.09%	1.10%
Net investment income	2.37%	2.54%	2.71%	2.22%	1.80% (b)
Portfolio turnover rate	64%	81%	88%	90%	84%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.19, total return would have been 23.30% and the ratio of net investment income to average net assets would have been 1.43%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.85% and the ratio of gross expenses would have been 1.23%.

32

Financial Performance

AEW Global Focused Real Estate Fund
For a share outstanding throughout each period.

	Class Y
	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2022
Net asset value, beginning of the period	$10.92	$10.58	$11.00	$13.14	$11.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.26	0.27	0.25	0.23 (b)
Net realized and unrealized gain (loss)	0.89	0.56	(0.40)	(2.08)	2.42
Total from Investment Operations	1.15	0.82	(0.13)	(1.83)	2.65
LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.48)	(0.29)	(0.19)	(0.50)
Net realized capital gains	—	—	—	(0.12)	(0.33)
Total Distributions	(0.40)	(0.48)	(0.29)	(0.31)	(0.83)
Net asset value, end of the period	$11.67	$10.92	$10.58	$11.00	$13.14
Total return(c)	10.73%	7.94%	(0.88)%	(14.00)%	23.67% (b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$19,163	$19,257	$38,441	$70,337	$113,795
Net expenses(d)	0.90%	0.90%	0.91% (e)	0.90%	0.90%
Gross expenses	1.81%	1.76%	1.33% (e)	1.16%	1.16%
Net investment income	2.31%	2.39%	2.68%	2.19%	1.70% (b)
Portfolio turnover rate	64%	81%	88%	90%	84%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.17, total return would have been 23.22% and the ratio of net investment income to average net assets would have been 1.27%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.32%.

33

Appendix A - Intermediary Specific Information

Appendix A - Intermediary Specific Information
Set forth below is information regarding sales load waivers and discounts available at specific financial intermediaries which are not affiliated with the Fund, the Adviser, and/or the Distributor. In all instances, it is the purchaser’s responsibility to notify the financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales load waivers or discounts.
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
• Transaction size breakpoints, as described in this prospectus or the SAI.
• Rights of accumulation (ROA), as described in this prospectus or the SAI.
• Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
• Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
• Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
• Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
• Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
• Redemptions due to death or disability of the shareholder;
• Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI;
• Redemptions made in connection with a return of excess contributions from an IRA account;
• Shares purchased through a Right of Reinstatement (as defined above); or
• Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

A-1

Appendix A - Intermediary Specific Information

Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones

The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this Prospectus or in the SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Natixis Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Natixis Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
• Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
• Shares purchased in an Edward Jones fee-based program.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

•	The redemption and repurchase occur in the same account.

•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

•
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

A-2

Appendix A - Intermediary Specific Information

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
• Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
• Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
• The death or disability of the shareholder.
• Systematic withdrawals with up to 10% per year of the account value.
• Return of excess contributions from an Individual Retirement Account (IRA).
• Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
• Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
• Shares exchanged in an Edward Jones fee-based program.
• Shares acquired through NAV reinstatement.
• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
• Initial purchase minimum: $250 (for Natixis Funds Class A and Class C shares only)
• Subsequent purchase minimum: none
Minimum Balances
• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
• A fee-based account held on an Edward Jones platform
• A 529 account held on an Edward Jones platform
• An account with an active systematic investment plan or LOI
Exchanging Share Classes
• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
Janney Montgomery Scott LLC
Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

Sales charge waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
• Shares purchased in connection with a return of excess contributions from an IRA account.
• Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.
• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
• Shares acquired through a right of reinstatement.
Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation

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Appendix A - Intermediary Specific Information

• Breakpoints as described in the fund’s Prospectus.
• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC, or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
• Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
• Shares purchased through rights of reinstatement.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
• A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
• Shares sold upon the death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
• Shares purchased in connection with a return of excess contributions from an IRA account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
• Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
• Breakpoints as described in the prospectus.
• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
• Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Merrill Lynch
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers on Class A Shares available at Merrill

•	Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health

A-4

Appendix A - Intermediary Specific Information

savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

•	Shares purchased through a Merrill investment advisory program;

•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account;

•	Shares purchased through the Merrill Edge Self-Directed platform;

•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account;

•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement;

•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement);

•	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees);

•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3));

•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement;

•	Shares sold due to return of excess contributions from an IRA account;

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation;

•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement;

•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household; Assets not held at Merrill are not included in the ROA calculation. For more detail on the calculation, please refer to the Merrill SLWD Supplement.

•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement. Merrill does not accept new LOIs. For more details, please refer to the Merrill SLWD Supplement.

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
• Shares purchased through a Morgan Stanley self-directed brokerage account
• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

A-5

Appendix A - Intermediary Specific Information

Oppenheimer
Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares available at OPCO
• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
• Shares purchased by or through a 529 Plan
• Shares purchased through a OPCO affiliated investment advisory program
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
• Employees and registered representatives of OPCO or its affiliates and their family members
• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO
• Death or disability of the shareholder
• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
• Return of excess contributions from an IRA Account
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus
• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
• Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
• Breakpoints as described in this prospectus.
• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)
Shareholders purchasing Fund shares through a Raymond James platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares available at Raymond James
• Shares purchased in an investment advisory program
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occurs in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
• Death or disability of the shareholder
• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
• Return of excess contributions from an IRA account

A-6

Appendix A - Intermediary Specific Information

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus
• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
• Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints and/or Rights of Accumulation
• Breakpoints as described in this prospectus
• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
Robert W. Baird & Co. (“Baird”)
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI
Front-End Sales Charge Waivers on Investors A-shares Available at Baird
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
• Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
• Shares purchased within 90 days following a redemption from a Natixis Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
• A shareholder in the Fund’s Class C shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Investor A and C shares Available at Baird
• Shares sold due to death or disability of the shareholder
• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
• Shares bought due to returns of excess contributions from an IRA Account
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
• Shares sold to pay Baird fees but only if the transaction is initiated by Baird
• Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
• Breakpoints as described in this prospectus
• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Natixis assets held by accounts within the purchaser’s household at Baird. Eligible Natixis assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Natixis assets through Baird, over a 13-month period of time
Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

•
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

A-7

Appendix A - Intermediary Specific Information

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

•	Shares purchased through a rollover from another 529 plan.

•	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information.

•	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

•
SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

•
Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

•	Gift of shares will not be considered when determining breakpoint discounts.

Stifel
Effective immediately, shareholders purchasing or holding Natixis Funds’ shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or Statement of Additional Information.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Natixis Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:
• Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
• Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
• Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Natixis Funds.

A-8

Appendix A - Intermediary Specific Information

• Shares purchased from the proceeds of redeemed shares of the Natixis Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
• Shares from rollovers into Stifel from retirement plans to IRAs.
• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

• Purchases of Class 529-A shares through a rollover from another 529 plan.
• Purchases of Class 529-A shares made for reinvestment of refunded amounts.
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
• Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
• Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
• Return of excess contributions from an IRA Account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
• Shares acquired through a right of reinstatement.
• Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
• Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
• Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

A-9

Appendix B- Financial Intermediary Specific Commissions & Investment Minimum Waivers

Appendix B - Financial Intermediary Specific Commissions & Investment Minimum Waivers
UBS Financial Services, Inc. (“UBS-FS”)
Pursuant to an agreement with the Funds, Class Y shares may be available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Fund’s Class Y shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions.
The minimum for the Class Y shares is waived for transactions through such brokerage platforms at UBS-FS.

B-1

Appendix C- Additional Index Information

Appendix C - Additional Index Information

FTSE EPRA Nareit Developed Index (Net)	An unmanaged index that is designed to track the performance of listed real estate companies and REITS worldwide.
MSCI World Index (Net)	A free float-adjusted market capitalization weighted index that captures large and mid-cap representation across developed markets. Emerging markets are excluded.

C-1

If you would like more information about the Fund, the following documents are available free upon request:
Annual and Semiannual Reports to Shareholders and Form N-CSR—Provide additional information about the Fund’s investments. Each annual shareholder report filed on Form N-CSR includes the Fund’s financial statements and accompanying notes, as well as a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)—Provides more detailed information about the Fund and its investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.
For a free copy of the Fund’s shareholder reports or its SAI, to request other information about the Fund, and to make shareholder inquiries generally, contact your financial representative, visit the Fund’s website at im.natixis.com or call the Fund at 800-225-5478.
Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, shareholder reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.
Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.
Text-only copies of the Fund’s reports on Form N-CSR and SAI and other information are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-09945	XAEW51-0626

STATEMENT OF ADDITIONAL INFORMATION

June 1, 2026
NATIXIS FUNDS TRUST IV
AEW Global Focused Real Estate Fund (the “Fund”)
Class A (NRFAX), Class C (NRCFX), Class N (NRFNX) and Class Y (NRFYX)
This Statement of Additional Information (“Statement”) contains specific information that may be useful to investors but that is not included in the Statutory Prospectus of the Fund. This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Fund’s Summary or Statutory Prospectus, each of which is dated June 1, 2026, as from time to time revised or supplemented (the “Prospectus”). This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from Natixis Distribution, LLC (the “Distributor”), Prospectus Fulfillment Desk, 888 Boylston Street, Suite 800, Boston, MA 02199-8197, by calling Natixis Funds at 800-225-5478 or by visiting the Fund’s website at im.natixis.com.
This Statement incorporates by reference the Fund’s audited financial statements and accompanying notes for the fiscal year ended January 31, 2026 from the Natixis Funds Trust IV Form N-CSR for the fiscal year ended January 31, 2026. The Fund’s Prospectus, shareholder reports, and financial statements and other information are available upon request and without charge by calling 800-225-5478 or by visiting the Fund’s website at im.natixis.com or the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov.
XAEW33-0626

INVESTMENT RESTRICTIONS
The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the approval of the lesser of (1) 67% of the Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. The other restrictions set forth below are not fundamental policies and may be changed by the Board of Trustees (the “Board”) of Natixis Funds Trust IV (the “Trust”). Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in the Fund’s Prospectus apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
The Fund may not:

*(1)
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than U.S. government securities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

*(2)
Purchase the securities of any issuer (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of companies primarily engaged in the real estate industry.

*(3)	Issue senior securities, except as otherwise permitted by the 1940 Act.
†*(4)
Borrow money or pledge its assets; provided, however, that the Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 33 1/3% of its total assets and pledge its assets to secure such borrowings; and, provided, further, that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total assets; for the purpose of this restriction, collateral arrangements with respect to the writing of options, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.

*(5)
Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

*(6)
Purchase and sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

*(7)
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided, however, that this limitation shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

*(8)
Lend any portfolio security or make any other loan, if, as a result, more than 33 1/3% of its total assets would be lent to other parties, it being understood that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9)
Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions; for this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

(10)
Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time.

†(11)
Invest more than 15% of the Fund’s net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(a)(2) commercial paper deemed to be liquid under guidelines established by the Fund’s Board).

(12)
Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to U.S. government securities and with respect to interest rate futures contracts.

(13)
Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers’ commissions, or in connection with a merger, consolidation or similar transaction; under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund’s total assets taken at current value, or (c) own more than 3% of the outstanding voting stock of any one investment company.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments of real estate investment trusts (“REITs”) and/or real estate related companies (e.g., real estate operating companies). Prior to any change to such policy adopted by the Board, the Fund will provide notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), as such Rule may be interpreted from time to time by the staff of the SEC.
The 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.
The Fund may (but does not currently intend to), notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AEW Capital Management, L.P. (“AEW” or the “Adviser”) or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.
General Notes on Investment Restrictions
With respect to restrictions on borrowing, the 1940 Act limits the Fund’s ability to borrow money on a non-temporary basis if such borrowing constitutes “senior securities.” In addition to temporary borrowing, and subject to any stricter restrictions on borrowing applicable to the Fund, the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act.
Where applicable, the foregoing investment restrictions shall be interpreted based upon rules, no-action letters and other pronouncements of the staff of the SEC. In connection with its compliance with Rule 18f-4 under the 1940 Act, the Fund may treat all reverse repurchase transactions and similar financing transactions as derivatives transactions subject to the requirements of Rule 18f-4 or treat all reverse repurchase transactions and similar financing transactions as senior securities subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.
The Fund may not purchase any illiquid security if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. Securities generally will be considered “illiquid” if the Fund reasonably expects the security cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.
With respect to limitations on industry concentration as disclosed in this Statement, the Fund applies such policies to direct investments in the securities of issuers in a particular industry, as determined by the Adviser. Even if the Fund may not invest more than 25% of its total assets in any one industry, the Fund may invest in a number of similar industries that could roll up to a broad sector.

FUND CHARGES AND EXPENSES
Advisory Fees
Pursuant to an investment advisory agreement, AEW has agreed to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Natixis Funds Trust IV. For the services described in the advisory agreement, the Fund has agreed to pay AEW an advisory fee as set forth in the following table.

Fund	Date of Agreement	Advisory fee payable by Fund to AEW (as a % of average daily net assets of the Fund)
AEW Global Focused Real Estate Fund	10/30/00, as amended 06/01/19	0.75%
AEW has given a binding contractual undertaking for all classes of the Fund in the table below to waive its advisory fee and, if necessary, to reimburse certain expenses, related to operating the Fund in order to limit the Fund’s expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The undertaking is in effect through May 31, 2027, and will be reevaluated on an annual basis and may be terminated before then only with the consent of the Fund’s Board. AEW will be permitted to recover, on a class-by-class basis, expenses it has borne through the undertaking described above (whether through waiver of its advisory fee or otherwise) to the extent that a class’s expenses in later periods fall below the annual rate set forth in the relevant undertaking. The Fund will not be entitled to recover any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Fund*	Expense Limit	Date of Undertaking
Class A	1.15%	June 1, 2026
Class C	1.90%	June 1, 2026
Class N	0.85%	June 1, 2026
Class Y	0.90%	June 1, 2026
*	Natixis Advisors, LLC (“Natixis Advisors”) will bear a portion of the waiver/reimbursement. The Natixis Advisors portion of the waiver/reimbursement will be equal to the ratio of the Natixis Advisors Support Services Fee divided by the management fee earned by AEW.
Payment of Advisory Fees
Advisory fees are allocated and paid on a pro rata basis by each class of the Fund based on the relative net assets of each class to the total net assets of the Fund. For the last three fiscal years, the following table shows the total advisory fees paid by the Fund:

	Fiscal Year Ended
	1/31/24	1/31/25	1/31/26
AEW Global Focused Real Estate Fund
Total Advisory Fee	$591,913	$280,269	$261,980
Fee Waived	$326,414	$280,269	$261,980
Total Paid	$265,499	$0	$0
For more information about the Fund’s advisory agreement, see the section “Investment Advisory and Other Services” in this Statement.
The table below shows the expenses of the Fund that were reimbursed for the periods shown below.

	Fiscal Year Ended
Fund	1/31/25	1/31/26
AEW Global Focused Real Estate Fund	$33,897	$48,695
Brokerage Commissions
Set forth below are the amounts the Fund paid in brokerage commissions and the amount of brokerage transactions allocated to brokers providing research services during the periods shown below.
For a description of how transactions in portfolio securities are effected and how the Fund’s Adviser selects brokers, see the section entitled “Portfolio Transactions and Brokerage” in this Statement.

	1/31/24	1/31/25	1/31/26
AEW Global Focused Real Estate Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—
Brokerage Commissions
Total Brokerage Commissions Paid	$94,352	$42,154*	$29,752**
Commissions Paid to Brokers Providing Research Services	$—	$—	$—
*	The aggregate brokerage commissions paid significantly decreased from 2023 to 2024 due to a decrease in flows and slight reduction in overall commissions.
**	The aggregate brokerage commissions paid changed significantly from 2024 to 2025 due to a decrease in flows and lower portfolio turnover in fiscal year 2025.
Regular Broker-Dealers
As of the close of the fiscal year ended January 31, 2026, there were no “regular broker-dealers”* to report for the Fund.
*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the ten brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.
Sales Charges and Distribution and Service (12b-1) Fees
As explained in this Statement, the Class A and Class C shares of the Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The following table shows the amounts of Rule 12b-1 fees paid by the Fund under the Plans during the last three fiscal years. The anticipated benefits of the Plan to the Fund include the ability to attract and maintain assets. See the section “Distribution Agreements and Rule 12b-1 Plans” in this Statement for more information.

	Fiscal Year Ended
Fund	1/31/24	1/31/25	1/31/26
AEW Global Focused Real Estate Fund
Class A	$38,601	$35,026	$31,341
Class C	$2,272	$1,616	$1,305
For the fiscal year ended January 31, 2026 the Distributor used the Rule 12b-1 fees paid by the Fund under the Plans as follows:

Fund	Compensation to Broker-Dealers	Retained by Distributor	Total
AEW Global Focused Real Estate Fund	$32,646	0	$32,646
Transfer Agency Expenses
Natixis Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through May 31, 2027 and may be terminated before then only with the consent of the Board. For the fiscal year ended January 31, 2026, Natixis Advisors reimbursed the Fund $1,060 for transfer agency expenses related to Class N shares.

OWNERSHIP OF FUND SHARES
As of May 1, 2026, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Fund set forth below.*

FUND1,2,3,[4]	SHAREHOLDER	PERCENTAGE
Class C	Ascensus Trust Company Fargo, ND 58106-0758	49.31%
	UMB Bank NA Cinnaminson, NJ 08077-3816	26.55%
	SPS Heating and Cooling LLC SIRA Vineland, NJ 08361-2576	13.79%
	UMB Bank NA Napa, CA 94558-9303	9.91%
Class N	National Financial Services LLC Jersey City, NJ 07310-1995	29.75%
	Empower Trust For the Benefit of Employee Benefits Clients Greenwood Village, CO 80111-5002	36.35%
	JP Morgan Securities LLC For the Exclusive Benefit of Customers Brooklyn, NY 11245-0003	24.55%
Class Y	CBNA Utica, NY 13502-6317	6.30%
	National Financial Services LLC Jersey City, NJ 07310-1995	22.01%
	LPL Financial Omnibus Customer Account San Diego, CA 92121-3091	22.23%
	Charles Schwab & Co. Inc. For the Benefit of Customers San Francisco, CA 94105-1901	16.05%
	Pershing LLC Jersey City, NJ 07399-0001	6.86%
1	As of May 1, 2026, UMB Bank NA, Cinnaminson, NJ 08077-3816 owned 26.55% of the AEW Global Focused Real Estate Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than UMB Financial Corporation.
2	As of May 1, 2026, Ascensus Trust Company, Fargo, ND 58106-0758 owned 49.31% of the AEW Global Focused Real Estate Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Ascensus Trust Company.
3	As of May 1, 2026, National Financial Services LLC, Jersey City, NJ 07310-1995, owned 51.76% of the AEW Global Focused Real Estate Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than National Financial Services LLC.
4	As of May 1, 2026, Empower Trust Company, Greenwood Village, CO 80111-5002 owned 36.35% of the AEW Global Focused Real Estate Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Empower Trust Company.
*Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of such Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.
Ownership of shares of the Fund may be concentrated in one or a few large investors. For Funds that have recently launched and/or have limited operating history, such investors may include an affiliate of the Fund’s Adviser. The Fund may experience large and/or frequent redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts. In addition, a large number of shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of a large shareholder transaction, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Large shareholder transactions may increase the Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of the Fund’s shares, a large shareholder transaction could cause actual expenses to increase, or could result in the

Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Large shareholder transactions may increase realized capital gains, including short-term capital gains taxable as ordinary income for shareholders who hold Fund shares in a taxable account, which may accelerate the realization of taxable capital gains, including short-term capital gains taxable as ordinary income if sales of securities result in capital gains, and could also accelerate the realization of taxable income to shareholders and may limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. The impact of large shareholder transactions is likely to be greater when an investor or investors purchase, redeem or own a substantial portion of the Fund’s shares. Furthermore, large redemptions could also result in the Fund failing to comply with its investment restrictions or relevant regulatory requirements. When possible, the Fund’s Adviser will consider how to minimize these potential adverse effects and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A number of circumstances may cause the Fund to experience large redemptions, such as changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.
THE TRUST
Natixis Funds Trust IV is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated March 17, 2000, as amended, and is a “series” company as described in Section 18(f)(2) of the 1940 Act. The Fund commenced operations on September 1, 2000. Natixis Funds Trust IV currently has one portfolio. Prior to May 31, 2019, the AEW Global Focused Real Estate Fund was named “AEW Real Estate Fund.” Each series of Natixis Funds Trust IV is diversified. The name of Natixis Funds Trust IV has changed several times since its organization as noted below:

Trust Name	Date
Nvest Companies Trust I	March 2000 to April 2001
CDC Nvest Companies Trust I	May 2001 to April 2005
IXIS Advisor Funds Trust IV	May 2005 to August 2007
Natixis Funds Trust IV	August 2007 to present
INVESTMENT STRATEGIES AND RISKS
Investment Strategies
The table and descriptions below summarize and describe certain investment strategies, including particular types of securities, instruments or specific practices that may be used by the Adviser of the Fund in managing the Fund. The Fund’s principal strategies are described in its Prospectus. This Statement describes some of the non-principal strategies the Fund may use, in addition to providing additional information, including related risks, about their principal strategies.
The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, instruments and practices for investment. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Fund’s Prospectus, in the section “Investment Restrictions” in this Statement or under applicable law, the Fund may engage in each of the strategies and invest in securities and instruments in addition to those listed below. The Adviser may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. The Fund is not required to engage in a particular transaction or invest in any security or instrument, even if to do so might benefit the Fund. The Adviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. The Adviser may invest in any security that falls under the specific category, including securities that are not listed below. The Prospectus and/or this Statement will be updated if the Fund begins to engage in investment practices that are not described in the Prospectus and/or this Statement.

Fund	Securities	Practices
AEW Global Focused Real Estate Fund
Debt Securities (Mortgage-related Securities, Collateralized Mortgage Obligations, Rule 144A Securities, Zero-Coupon Securities, Convertible Securities)
Equity Securities (Corporate Reorganizations, REITs, Real Estate Securities)
Foreign Securities (Depositary Receipts, Emerging Markets, Canadian Investments, Foreign Currency Transactions)
Money Market Instruments
Initial Public Offerings Private Placements Illiquid Securities Repurchase Agreements Securities Lending When-issued Securities Options Forward Contracts
Debt Securities
The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage- and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.
Debt securities are subject to market/issuer risk and credit/counterparty risk. Credit/counterparty risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit/counterparty risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market/issuer risk is the risk that the value of the security will fall because of changes in market rates of interest. Generally, the value of debt securities falls when market rates of interest are rising. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay the Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.
Because interest rates vary, it is impossible to predict the income of the Fund that invests in debt securities for any particular period. Fluctuations in the value of the Fund’s investments in debt securities will cause the Fund’s net asset value (“NAV”) to increase or decrease. See section “Variable and Floating Rate Instruments.”
Collateralized Mortgage Obligations (“CMOs”)
The Fund may invest in CMOs. CMOs are securities backed by a portfolio of mortgages or mortgage-backed securities held under indentures. CMOs may be issued either by U.S. government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series, which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of the CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have a similar effect to the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative instruments. CMOs involve risks similar to those described in the section “Mortgage-Related Securities.”
Convertible Securities
The Fund may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.
Cybersecurity, Operational and Technology Risk
The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly sensitive information relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers, including those relating to the performance and effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets. Power outages, natural disasters, equipment malfunctions and processing errors that threaten these systems, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Furthermore, as the Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware.

The rapid development and increasingly widespread use of new technologies, including machine learning technology and generative models could exacerbate these risks. Cybersecurity and other operational and technology issues may result in, among other things, financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the adviser, any subadvisers, administrator, distributor, transfer agent, and custodian), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity and other operational and technology risks, resulting in losses to the Fund or its shareholders. Furthermore, as a result of breaches in cybersecurity or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Fund has developed processes, risk management systems and business continuity plans designed to reduce the risks associated with cybersecurity and other operational and technology issues. However, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cybersecurity defenses and operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business and there are inherent limitations in systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls. Additionally, such third-party service providers may have limited indemnification obligations to the Adviser or the Fund. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Artificial Intelligence
Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems.
The Adviser, the Fund and the issuers in which they invest, service providers, and other market participants may use and/or expand use of artificial intelligence in connection with business, operating and investment activities. Actual usage of such artificial intelligence will vary. While the Adviser expects from time to time to adopt and adjust usage policies and procedures governing the use of artificial intelligence by its personnel, there is a risk of misuse of artificial intelligence technologies.
Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses.

Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of the Adviser, the Fund or the issuers in which it invests, service providers, or other market participants to utilize artificial intelligence in the manner used to-date, and may have an adverse impact on the ability of the Adviser, the Fund or the issuers in which it invests, service providers, or other market participants to continue to operate as intended.
Fixed-Income Securities
The Fund may invest in fixed-income securities. Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed-income securities may also be affected by items related to a particular issue or to the debt markets generally. For example, changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed-income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the Fund’s operations and return potential. The NAV of the Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio. As inflation increases, the present value of the Fund’s fixed-income investment typically will decline. Investors’ expectation of future inflation can also adversely affect the current value of portfolio investments, resulting in lower asset values and potential losses.

Investment-Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (Fitch Ratings Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”)) must have rated the security in one of its respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Fund’s Adviser must have determined it to be of comparable quality.

Below Investment-Grade Fixed-Income Securities. Below investment-grade fixed-income securities (commonly referred to as “junk bonds”) are rated below investment-grade quality. To be considered below investment-grade quality, none of the three major rating agencies (Fitch, Moody’s and S&P) must have rated the security in one of its respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Fund’s Adviser must have determined it to be of comparable quality.

Below investment-grade fixed-income securities are subject to greater credit/counterparty risk and market/issuer risk than higher-quality fixed-income securities. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in below investment-grade fixed-income securities, the Fund’s achievement of its objective may be more dependent on the Adviser’s own credit analysis than is the case with funds that invest in higher-quality fixed-income securities. The market for below investment-grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for below investment-grade fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Below investment-grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics. These risks are especially acute for distressed instruments, which are securities of issuers in extremely weak financial condition or perceived to have a deteriorating financial condition that will materially affect their ability to meet their financial obligations. Issuers of such instruments are generally experiencing financial or operating difficulties, have substantial capital needs or negative net worth, face special competitive or product obsolescence problems, or may be involved in various stages of bankruptcy, restructuring, or liquidation. When the Fund makes an investment, the Fund may incur costs, such as transactional or legal expenses, associated with the investment. With respect to investments in distressed instruments, the Fund may be more likely to incur additional expenses, including costs associated with seeking recovery upon a default in the payment of principal or interest on the Fund’s portfolio holdings.
For more information about the ratings services’ descriptions of the various ratings categories, see Appendix A. The Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if the Fund’s Adviser believes it would be advantageous to do so.
Mortgage-Related Securities
The Fund may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional debt/fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If the Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments will tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would increase the inherent volatility of the Fund by increasing the average life of the Fund’s portfolio securities.
The value of some mortgage-backed or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories, less documentation or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. For example, ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes drastically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during the periods of economic distress and may trade at significant discounts to their face value during such periods. The effects of and responses to pandemics and epidemics, may result in increased delinquencies and losses and may have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.
Securities issued by the GNMA and the FNMA and similar issuers also may be exposed to risks described in the section “U.S. Government Securities.” The Fund also may gain exposure to mortgage-related securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, the Fund may enter into credit default swaps on CMBX, which are indices made up of tranches of commercial mortgage-backed securities, each with different credit ratings. Utilizing CMBX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying mortgage-backed securities. Credit default swaps and other derivative instruments related to mortgage-related securities are subject to the risks associated with mortgage-related securities generally, as well as the risks of derivatives transactions. See the section “Derivative Instruments” below.
Rule 144A Securities and Section 4(a)(2) Commercial Paper
The Fund may invest in Rule 144A securities and/or Section 4(a)(2) commercial paper. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Fund may also purchase commercial paper issued under Section 4(a)(2) of the Securities Act or similar debt obligations.
Commercial paper is generally considered to be short-term unsecured debt of corporations. Like all fixed-income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed-income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. Section 4(a)(2) commercial paper is commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity.
Investing in Rule 144A securities and Section 4(a)(2) commercial paper could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Fund’s Adviser, in accordance with the Fund’s liquidity risk management program, will determine whether securities purchased under Rule 144A and/or Section 4(a)(2) commercial paper are illiquid. The Fund’s Adviser will also monitor the liquidity of Rule 144A securities and/or Section 4(a)(2) commercial paper and, if as a result of changes in market, trading, and investment-specific considerations, the Adviser determines that such securities are no longer liquid, the Adviser will review the Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that the Fund complies with its restrictions on investment in illiquid securities. The Fund may also invest in securities that are purchased in other private placements. See the section “Private Placements” for more information.

U.S. Government Securities
The Fund may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills — Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

U.S. Treasury Notes and Bonds — Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six (6) months. These obligations are backed by the full faith and credit of the U.S. government.

U.S. Treasury Floating Rate Notes — Treasury Floating Rate Notes are relatively new instruments authorized by amendments to the U.S. Treasury’s marketable securities auction rules. As with other floating rate securities, at certain intervals the interest payment on a Treasury Floating Rate Note will increase when the applicable index increases, and will decrease when the applicable index decreases. Treasury Floating Rate Notes are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Treasury Inflation-Protected Securities (“TIPS”) — Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes” — Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” — The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA, but these obligations are not backed by the full faith and credit of the U.S. government.

“Freddie Macs” — The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but these obligations are not backed by the full faith and credit of the U.S. government.

U.S. government securities generally do not involve the credit/counterparty risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities generally are lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Because the magnitude of these fluctuations generally will be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund that holds securities of the entity may be adversely impacted.

The downgrade in the long-term U.S. credit rating by all three major rating agencies has introduced greater uncertainty about the ability of the U.S. to repay its obligations. Further credit rating downgrades or a U.S. credit default may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. The value of the Fund’s shares may be adversely affected by rating agency downgrades of the U.S. government’s credit rating given that the Fund may invest in U.S. government securities.
In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.
Under the Federal Housing Finance Agency’s “Single Security Initiative,” FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of FNMA and FHLMC mortgage-backed securities. In June 2019, FNMA and FHLMC started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The long-term effects of the issuance of UMBS on the market for mortgage-backed securities are still uncertain.
The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.
See the section “Mortgage-Related Securities” for additional information on these securities.
Variable and Floating Rate Instruments
The Fund may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters.” The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.
Many variable and floating rate instruments use or may use a floating rate based on Secured Overnight Financing Rate (“SOFR”). See “Benchmark Reference Rates Risk” section for more information.
Zero-Coupon Securities
The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations; the holder generally is entitled to receive the par value of the security at maturity. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. The Fund’s investment in zero-coupon securities will require the Fund to accrue income without a corresponding receipt of cash. The Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for treatment as a RIC under the Code.
Equity Securities
The Fund may invest in equity securities. Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called “equity securities,” are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and the broad equity market indices generally.

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks, such as warrants, convertible debt securities and convertible preferred stock, and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, depositary receipts, real estate investment trusts (“REITs”) or other trusts and other direct or indirect interests in business organizations. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities generally take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.
While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. The value of your investment in a fund that invests in equity securities may decrease, potentially by a significant amount. The Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See the section “Market Capitalizations--Small Capitalization Companies” below. The Fund’s investments may include securities traded “over-the-counter” (“OTC”) as well as those traded on a securities exchange. Some securities, particularly OTC securities, may be more difficult to sell under some market conditions.
Stocks of companies that the Fund’s Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Fund’s Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.
Stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Fund’s Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Fund’s Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the Adviser has placed on it.
Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear into which category, if any, the stock should be characterized.
Corporate Reorganizations
The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Fund’s Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.
In general, securities that are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Fund’s Adviser, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.
Market Capitalizations
The Fund may invest in companies with small, medium or large market capitalizations. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Middle market capitalization companies are generally medium-sized companies that are not as established as large capitalization companies, may be more volatile and are subject to many of the same risks as smaller capitalization companies.
Small Capitalization Companies
The Fund may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalizations. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. To the extent that the Fund invests in companies with relatively small market capitalizations, the value of its stock portfolio may fluctuate more widely than broad market averages.
Preferred Stock
The Fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.
REITs
The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). The U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Exposure to such real estate, including through REITs, may adversely affect Fund performance. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs, whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for favorable tax treatment available to REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than more widely held securities.
The Fund may also invest in non-U.S. real estate companies. These companies may have characteristics that are similar to a REIT. A number of countries around the world have adopted, or are considering adopting, similar REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to shareholders and meet certain other requirements. Entities similar to REITs formed under the laws of non-U.S. countries involve risks that are similar to REITs, in addition to those risks associated with investing in foreign securities generally.
The Fund’s investment in a REIT may result in the Fund’s making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.
Real Estate Securities
The Fund invests primarily in securities of companies in the real estate industry, including REITs and issuers similar to REITs formed under the laws of non-U.S. countries. Therefore, the Fund is subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction, management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer (as well as the creditworthiness of and defaults by underlying borrowers and tenants). Companies in the real estate industry may also be subject to liabilities under applicable laws (e.g., Americans with Disabilities Act, environmental, tax and hazardous waste laws). The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected, which could directly or indirectly decrease the value of the Fund’s investments. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may invest in certain of its properties through joint ventures with unaffiliated parties and, consequently, its ability to control decisions relating to these properties may be limited.
Financial Services Risk
Events leading to limited liquidity, defaults, non-performance or other adverse developments that affect the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Should such events occur, the U.S. government may take measures to stabilize the financial system; however, uncertainty and liquidity concerns in the broader financial services industry may remain. Additionally, should there be additional systemic pressure on the financial system and capital markets, there can be no assurances of the response of any government or regulator, and any response may not be as favorable to industry participants as the measures currently being pursued. In addition, highly publicized issues related to the U.S. and global capital markets in the past have led to significant and widespread investor concerns over the integrity of the capital markets. Such events could in the future lead to further rules and regulations for public companies, banks, financial institutions and other participants in the U.S. and global capital markets, and complying with the requirements of any such rules or regulations may be burdensome. Even if not adopted, evaluating and responding to any such proposed rules or regulations could result in increased costs and require significant attention from the Fund’s investment Adviser. Other adverse developments that affect financial institutions or the financial services industry generally may have other adverse effects on the economy, the Fund or issuers in which the Fund invests.
Foreign Securities
The Fund may invest in foreign securities. Foreign securities may include, among other things, securities of issuers organized or headquartered outside the U.S. as well as obligations of supranational entities. The examples described in this section should not be considered a definition of “foreign securities.” Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets, as described more fully in the section “Emerging Markets.” Non-U.S. dollar-denominated securities, may include, among other investments: (a) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds;” (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; (e) non-U.S. dollar-denominated securities of U.S. corporate issuers; and (f) equity securities issued by foreign corporations or other business organizations.
There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. Foreign issuers may become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities and/or make their securities worthless. The imposition of such sanctions, such as sanctions imposed against Russia, Russian entities and Russian individuals in recent years, could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. If the Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.
Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution.
The 2008 global economic crisis has caused many European countries to experience serious fiscal difficulties, including bankruptcy, public budget deficits, recession, sovereign default, restructuring of government debt, credit rating downgrades and an overall weakening of the banking and financial sectors. In addition, some European economies may depend on others for assistance, and the inability of such economies to achieve the reforms or objectives upon which that assistance is conditioned may result in deeper and/or longer financial downturns among the Eurozone nations. Recent events in the Eurozone have called into question the long-term viability of the euro as a shared currency among the Eurozone nations. Moreover, strict fiscal and monetary controls imposed by the European Economic and Monetary Union as well as any other requirements it may impose on member countries may significantly impact such countries and limit them from implementing their own economic policies to some degree. As the result of economic, political, regulatory or other actions taken in response to this crisis, including any discontinuation of the euro as the shared currency among the Eurozone nations or the implementation of capital controls or the restructuring of financial institutions, the Fund’s euro-denominated investments may become difficult to value, the Fund may be unable to dispose of investments or repatriate investment proceeds, the Fund’s ability to operate its strategy in connection with euro-denominated securities may be significantly impaired and the value of the Fund’s euro-denominated investments may decline significantly and unpredictably.
Global economies and financial markets are interconnected, and conditions in one country, region, or market could adversely impact economic conditions, market conditions, and issuers in other countries, regions, or markets. For example, a member state’s decision to leave the European Economic and Monetary Union and/or the European Union, or any increased uncertainty as to the status of such entities, could have significant adverse effects on global currency and financial markets, and on the values of the Fund’s investments. The European Union faces challenges related to member states seeking to change their relationship with the European Union, exemplified by the United Kingdom’s withdrawal from the European Union in 2020 (an event commonly referred to as “Brexit”). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is still considerable uncertainty remaining in the market regarding the ramifications of the withdrawal of the United Kingdom from the European Union and the arrangements that will apply to the United Kingdom’s relationship with the European Union and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. Additionally, certain European countries, as well as China, have developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European and Chinese issuers that rely on the U.S. for trade. Moreover, the national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.
Furthermore, many emerging and developing market countries have experienced outbreaks of pandemic or contagious diseases from time to time. Because emerging and developing market countries tend to have less established health care systems, the adverse impact of outbreaks may be more severe for these countries. The risks of such outbreaks and resulting social, political, economic and environmental damage cannot be quantified. Such outbreaks can affect the economies of many nations, individual companies and the market in general. The impact may be short term or may last for an extended period of time.
Although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred. Compliance with foreign tax laws may reduce the Fund’s net income available for distribution to shareholders.
In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments that are inherently subjective, may not always eliminate the risk of price arbitrage. The Fund’s securities may change in price on days on which the U.S. markets are closed and the Fund does not calculate its NAV or sell or redeem its shares. For more information on how the Fund uses fair value pricing, see the section “Net Asset Value.”
Foreign withholding or other taxes imposed on the Fund’s investments in foreign securities will reduce the Fund’s return on those securities. In certain circumstances, the Fund may be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund. See the section “Taxes.”

Canadian Investments
Certain Funds may invest in securities of Canadian issuers to a significant extent. The Canadian and U.S. economies are closely integrated, and U.S. market conditions, including consumer spending, can have a significant impact on the Canadian economy such that an investment in Canadian securities may not have the same diversifying effect as investments in other countries. In addition, Canada is a major producer of commodities, such as forest products, metals, agricultural products and energy-related products like oil, gas and hydroelectricity. As a result, the Canadian economy is very dependent on the demand for, and supply and price of, natural resources and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Canada’s economic growth may be significantly affected by fluctuations in currency and global demand for such commodities. Investments in Canadian securities may be in Canadian dollars; see the section “Foreign Currency Transactions” for more information.
Depositary Receipts
The Fund may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in foreign equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company. European Depositary Receipts and Global Depositary Receipts are depositary receipts that are typically issued by foreign banks or trust companies and evidence ownership of securities issued by either foreign banks or trust companies; they may evidence ownership of securities issued by a U.S. or foreign company. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk. See the section “Foreign Currency Transactions” for more information.
Because the Fund may invest in depositary receipts, changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. In addition, legislation passed in the U.S. could cause securities of a foreign issuer, including American Depositary Receipts, to be delisted from U.S. stock exchanges if the issuer does not allow the U.S. government to inspect or investigate the auditing of its financial information. Although the requirements of this legislation apply to securities of all foreign issuers, the U.S. government has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs. See the section “Foreign Securities” for more information.
Emerging Markets
Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. The same or similar risks are seen in investments in companies that are located in developed markets but derive substantial revenues from emerging markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, war and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the oftentimes low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests or currency transfer or repatriation restrictions; (iv) an economy’s dependence on revenues from particular commodities or on international aid or development assistance; (v) the absence of developed legal structures governing private or foreign investment and private property and/or less developed custodial and deposit systems and delays and disruptions in securities settlement procedures; (vi) risks associated with the imposition of sanctions, or the threat of sanctions, by the U.S. government or the European Union; and (vii) an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. The Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, its Adviser or its affiliates, and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. Moreover, settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement.” Failed settlements can result in losses. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If the Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

In determining whether to invest in securities of foreign issuers, the Fund’s Adviser may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce the Fund’s net income available for distribution to shareholders.
For the purposes of determining whether a particular country is considered a developed or emerging market, the Fund will use a country’s sovereign quality rating. An emerging market country is defined as a country that carries a sovereign quality rating below investment-grade by either S&P or Moody’s, or is unrated by both S&P and Moody’s. Thus, an emerging market security is defined as a security that is issued by sovereign or corporate entities domiciled in an emerging market country as defined above.
Geopolitical Risk
Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions, trade disputes and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. Trade disputes have in the past affected the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. Similar circumstances may arise in the future, and the occurrence of such events and their impact on the Fund are impossible to predict.
On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The extent and duration of the military action, sanctions imposed and other punitive actions taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally. Other issuers or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, prolonged conflict in the Middle East, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.
Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, a Fund or issuers in which the Funds invest. In addition, issuers in which the Fund invest and the Fund may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails. See the section “Financial Services Risk” above for more information.
Some countries, including the U.S., have adopted more protectionist trade policies. The U.S. government recently altered its approach to international trade policy, resulting in significant impacts on international trade relations, certain tax and immigration policies, and other aspects of the national and international political and financial landscape. The rise in protectionist trade policies, slowing economic growth, changes to some major international trade agreements, risks associated with trade agreements between the U.S. and the European Union, and the risks associated with trade negotiations between the U.S. and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of a Fund and its investments. Trade policy may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which a Fund invests and financial markets generally, as well as other adverse impacts on a Fund’s overall performance.
Money Market Instruments
The Fund may invest in money market instruments. Money market instruments are high-quality, short-term securities. The Fund’s money market investments at the time of purchase (other than U.S. government securities (defined below) and repurchase agreements relating thereto) generally will be rated at the time of purchase in the two highest short-term rating categories as rated by a major credit agency or, if unrated, will be of comparable quality as determined by the Adviser. The Fund may invest in instruments of lesser quality and do not have any minimum credit quality restriction. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities.

Although changes in interest rates can change the market value of a security, the Fund expect those changes to be minimal with respect to these securities, which may be purchased by the Fund for defensive purposes. The Fund’s money market investments may be issued by U.S. banks, foreign banks (including their U.S. branches) or foreign branches and subsidiaries of U.S. banks. Obligations of foreign banks may be subject to foreign economic, political and legal risks. Such risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign withholding or other taxes on interest income, difficulties in obtaining and enforcing a judgment against a foreign obligor, exchange control regulations (including currency blockage) and the expropriation or nationalization of assets or deposits. Foreign branches of U.S. banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches and banks may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches or banks will be purchased only when the Adviser believes the risks are minimal.
The Funds may invest in U.S. government securities that include all securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities (“U.S. government securities”). Some U.S. government securities are backed by the full faith and credit of the United States. U.S. government securities that are not backed by the full faith and credit of the United States are considered riskier than those that are. See the section “U.S. Government Securities” for additional information.
Although the Fund may invest in money market instruments, they are not money market funds and therefore are not subject to the portfolio quality, maturity and NAV requirements applicable to money market funds. The Funds will not seek to maintain a stable NAV. The Funds also will not be required to comply with the rating restrictions applicable to money market funds, and will not necessarily sell an investment in cases where a security’s rating has been downgraded.
Considerations of liquidity, safety and preservation of capital may preclude the Fund from investing in money market instruments paying the highest available yield at a particular time. In addition, a Fund’s ability to trade money market securities may be constrained by the collateral requirements related to the Fund’s other investments. As a result, the Fund may need to buy or sell money market instruments at inopportune times. In addition, even though money market instruments generally are considered to be high-quality and a low-risk investment, issuers of money market and money market-type instruments have in the past experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities, and similar circumstances may occur in the future. For example, during the market volatility caused by the COVID-19 outbreak beginning in March 2020, many money market instruments that were thought to be highly liquid became illiquid and lost value. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions with respect to the financial markets generally and money market instruments in particular. While these actions stabilized the markets for these instruments, there can be no assurances that governments and central banks will take such actions in response to similar market volatility in the future, or that any actions, if taken, would be effective. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.
Changes in government regulations may adversely affect the value of a security held by the Fund. The SEC has adopted amendments to money market fund regulation that permit a money market fund to impose discretionary liquidity fees, increase the fund’s daily and weekly liquid asset minimum requirements and eliminate the ability of the fund to temporarily suspend redemptions due to declines in such fund’s weekly liquid assets, among other changes. These changes may result in reduced yields for money market funds, including funds that may invest in other money market funds. The SEC or other regulators may adopt additional money market fund reforms, which may impact the structure and operation or performance of the Fund.
Foreign Currency Transactions
The Fund may engage in foreign currency transactions for both hedging and investment purposes. Many foreign securities in the Fund’s portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.
To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange. If conditions warrant, the Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). Forward contracts are subject to many of the same risks as derivatives. See the section “Derivative Instruments.”

Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. The Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and credit/counterparty risk because forward contracts are not traded on an exchange and often are not standardized. The Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.
In addition, the Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses or lesser gains on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.
The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by the Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
The Fund’s Adviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by the Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when they would be beneficial. The foreign currency transactions in which the Fund may engage involve risks similar to those described in the section “Derivative Instruments.”
The Fund’s use of currency transactions may be limited by tax considerations. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and may affect the timing or amount of distributions to shareholders.
Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities described in the section “Foreign Securities.” Because the Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.
Derivative Instruments
The Fund may, but is not required to, use derivative instruments for risk management purposes or to seek to enhance investment returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions.” The Fund’s Adviser may decide not to employ one or more of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Fund may use include (but are not limited to) options and warrants, futures contracts, options on futures contracts, structured notes, zero-strike warrants and options, swap agreements (including total return, interest rate and credit default swaps), swaptions and debt-linked and equity-linked securities.

Derivatives involve special risks, including credit/counterparty risk, correlation risk, illiquidity, difficulties in valuation, leverage risk and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may affect the amount, timing and/or character of distributions payable to, and thus taxes payable by, shareholders. Although the Fund’s Adviser will attempt to ensure that the Fund has sufficient liquid assets to cover its obligations under its derivatives contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. See the subsection “Certain Additional Risks of Derivative Instruments” below for additional information about the risks relating to derivative instruments.
Several types of derivative instruments in which the Fund may invest are described in more detail below. However, the Fund is not limited to investments in these instruments and may decide not to employ any or all of these strategies.
Options
Options transactions may involve the Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” (seller) and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.
If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option (in each case taking into account any brokerage commission and other transaction costs). Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed. As an alternative to purchasing call and put options on index futures, the Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner similar to the use of options on index futures.
Forward Contracts
As described in the section “Foreign Currency Transactions,” the Fund may invest in forward contracts. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the Fund’s Adviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in the Fund’s investment portfolio. Forward contracts may also be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.
Forward contracts are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. There is no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. Disruptions can occur in the forward markets because of unusually high trading volume, government intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of the Fund.

Forward contracts are subject to many of the same risks as options, warrants and futures contracts described above. As described in the section “Foreign Currency Transactions,” above, forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Fund’s investments in forward contracts may be subject to foreign currency risk. See the section “Foreign Currency Transactions” for more information.
Additionally, in its forward trading, the fund is subject to the credit/counterparty risk of, or the inability or refusal to perform with respect to its forward contracts by, the principals with which the fund trades. Funds on deposit with such principals are generally not protected by the same segregation requirements imposed on The U.S. Commodity Futures Trading Commission (“CFTC”) regulated commodity brokers and futures commission merchants (“FCMs”) in respect of customer funds on deposit with them. The Fund may place forward trades through agents, and the insolvency or bankruptcy of such agents could also subject the Fund to the risk of loss. See the section “Credit/Counterparty Risk” for additional information.
Short Exposure Risk
A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment such as a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. The Funds may be unable to borrow securities in connection with a short sale or to enter into a short position at an advantageous time or price, which could limit its ability to obtain the desired short exposure. Moreover, there can be no assurance that the Fund will be able to cover its short positions. For example, an uncovered call writer’s loss is potentially unlimited.
Certain Additional Risks of Derivative Instruments
General. As described in the Prospectus, the Fund intends to use derivative instruments, including several of the instruments described above, to seek to enhance investment returns as well as for risk management purposes. Although the Fund’s Adviser may seek to use these instruments to achieve the Fund’s investment goals, no assurance can be given that the use of these instruments will achieve this result. Any or all of these investment techniques may be used at any time. The ability of the Fund to utilize these derivative instruments successfully will depend on its Adviser’s ability to predict pertinent market movements, which cannot be assured. Furthermore, the Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s NAV. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets used as collateral for its derivatives transactions. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Use of derivatives for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging. A short exposure through a derivative may present additional risks. If the value of the asset, asset class or index on which the Fund has obtained a short exposure increases, the Fund will incur a loss. Moreover, the potential loss from a short exposure is theoretically unlimited.
The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) or ordinary income than if it had not used such instruments. To the extent that the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of other securities, changes in the value of those other securities may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Although the Fund’s Adviser may seek to use derivatives transactions to achieve the Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. The Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell futures contracts in a smaller dollar amount than the hedged securities if the volatility of the price of hedged securities is historically less than that of the futures contracts. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivatives transactions (e.g. short positions in which the Fund does not hold the instrument to which the short position relates), the potential risk of loss to the Fund is theoretically unlimited.
The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.
Price movement correlation in derivatives transactions also may be distorted by the illiquidity of the derivatives markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in derivatives because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, derivatives market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.
Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Futures prices have in the past occasionally exceeded the daily limit for several consecutive trading days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.
Income earned by the Fund from its options activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Gain from options transactions may hedge against a decline in the value of the Fund’s portfolio securities. However, that gain, to the extent not offset by losses, will be distributed to eliminate Fund-level tax, resulting in a distribution of the portion of the Fund value so preserved via such options transactions.
The value of the Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund’s investment. For example, when the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited.
The successful use of derivatives will depend in part on the Fund’s Adviser’s ability to forecast securities market, currency or other financial market movements correctly. For example, the Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. Furthermore, the Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s NAV. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. To the extent the Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets used as collateral or its derivatives transactions.
In the case of OTC options, the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. See the section entitled “Credit/Counterparty Risk” below for additional information.
The derivatives markets of some foreign countries are small compared to those of the United States and consequently are characterized in some cases by less liquidity than U.S. markets. In addition, derivatives that are traded on foreign exchanges may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, may be subject to less detailed reporting requirements and regulatory controls, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. Furthermore, investments in derivatives markets outside of the United States are subject to many of the same risks as other foreign investments. See the section “Foreign Securities.”
Additional Risk Factors in Cleared Derivatives Transactions. Transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. Other types of derivatives are also available to be centrally cleared on a voluntary basis. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only members of clearing houses can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
Under some circumstances, centrally cleared derivative arrangements are less favorable to the Fund than bilateral arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing member generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and the clearing members is developed by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.
Some types of cleared derivatives are required to be (or capable of being) executed on an exchange or on a swap execution facility (“SEF”). A SEF is a trading platform where multiple market participants can also execute derivatives by accepting bids and offers made by multiple other participants in the platform. While trading on SEF can increase transparency and liquidity in the cleared derivatives market, trading on a SEF can create additional costs and risks for the Fund. For example, SEFs typically charge fees, and if the Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a SEF, or a broker intermediary who executes cleared derivatives on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF.
Risk of Government Regulation of Derivatives. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action. For example, the U.S. government enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which includes provisions for regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Various U.S. regulatory agencies have implemented and are continuing to implement rules and regulations prescribed by the Dodd-Frank Act. The European Union, the United Kingdom, and some other jurisdictions have also implemented and continue to implement similar requirements that will affect the Fund when it enters into derivatives transactions with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. Because these requirements are evolving (and some of the rules are not yet final), their ultimate impact remains unclear. These regulatory changes could, among other things, restrict the Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin requirements), and the Fund may be unable to execute its investment strategy as a result.
It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivatives transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement their investment strategies. In particular, the Dodd-Frank Act, has and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations have been and are being adopted in other jurisdictions around the world.
These and other rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement for certain swaps has generally increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members and their affiliates raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members and their affiliates. These rules and regulations are evolving, so their full impact on the Fund and the financial system are not yet known. While the rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to other kinds of costs and risks.
The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
Rule 18f-4 under the 1940 Act governs the use of derivative investments and certain financing transactions by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance.
Additionally, special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions may result in increased uncertainty about credit/counterparty risk and may also limit the ability of the Fund to protect its interests in the event of the insolvency (or similar designation) of a derivatives counterparty. More specifically, in the event of a counterparty’s (or its affiliate’s) insolvency, (or similar designation), the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. Such special resolution regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union and the United Kingdom, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
Credit/Counterparty Risk. The Fund will be exposed to the credit/counterparty risk of the counterparties with which it trades, or the brokers, dealers and exchanges through which it trades, whether it engages in exchange-traded or off-exchange transactions. Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. There can be no assurance that a failure by any such entity will not lead to a loss to the Fund.
To the extent the Fund engages in cleared derivatives transactions, it will be subject to the credit/counterparty risk of the clearing house and the clearing member through which it holds its cleared position. If the Fund engages in futures transactions, it will also be exposed to the credit/counterparty risk of its FCM. If the Fund’s FCM or clearing member (as applicable) becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearing house fully discharges all of its obligations. The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). It is possible that the Fund would be unable to recover from the FCM’s estate the full amount of its funds on deposit with such FCM and owing to it. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. Similar requirements, restrictions and risks apply to clearing members as well. In addition, in the event of the bankruptcy or insolvency of a clearing house, the Fund might experience a loss of funds deposited through its FCM or clearing member (as applicable) as margin with the clearing house, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearing house.
The Fund may also engage in bilateral OTC derivatives transactions, which are not centrally cleared. Because bilateral derivatives transactions are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the contracts. Although the Fund intends to enter into transactions only with counterparties which the Fund’s Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.
When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral or that the counterparty may default. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. As described above, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency.
Credit/counterparty risk with respect to derivatives is also being affected by rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and, as described above, a party to a cleared derivatives transaction is subject to the credit/counterparty risk of the clearing house and the FCM clearing member through which it holds its cleared position, rather than the credit/counterparty risk of its original counterparty to the derivatives transaction. Credit/counterparty risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and increasingly fewer clearing memebers. It is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.
The Fund is subject to the risk that issuers of the instruments in which the Fund invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments and any derivatives whose value is based on such instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Other Derivatives; Future Developments
The above discussion relates to the Fund’s proposed use of certain types of derivatives currently available. However, the Fund is not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Fund may use derivatives not currently available or widely in use.
CFTC Regulation
The Fund’s Adviser has claimed an exclusion from the definition of a “commodity pool operator” (“CPO”) pursuant to CFTC Rule 4.5 (the “exclusion”) with respect to its operation of the Fund. Accordingly, the Adviser with respect to the Fund, is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments, including futures and options on futures and certain swaps transactions (“commodity interests”). In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Fund’s Adviser may be required to register as a CPO and/or as a “commodity trading advisor” with the CFTC with respect to the Fund. The Fund’s Adviser’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Fund’s Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.
Illiquid Securities
The Fund may invest in illiquid securities, either by acquiring illiquid investments or owning investments that become illiquid because of financial distress or geopolitical events (such as trading halts, sanctions, or wars). Illiquid securities generally are those that are not readily resalable. Securities whose disposition is restricted by federal securities laws may be considered illiquid. Securities generally will be considered “illiquid” if the Fund reasonably expects the security cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Investment in illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, the Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.
The Fund has implemented a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act. In accordance with Rule 22e-4, the Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. In the event the Fund’s illiquid investments exceed 15% of the Fund’s net assets, the Fund’s Adviser will seek to bring the Fund’s illiquid investments to or below 15% of the Fund’s net assets within a reasonable time.
Initial Public Offerings (“IPO”)
Some Funds may purchase securities of companies that are offered pursuant to an IPO. An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. The Fund may purchase a “hot” IPO (also known as a “hot issue”), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Fund’s investment in IPO securities may have a significant impact on the Fund’s performance and may result in significant capital gains.
Benchmark Reference Rates Risk
Many debt securities, derivatives, and other financial instruments, including some of the Fund’s investments, utilize benchmark or reference rates for variable interest rate calculations, including the Euro Interbank Offer Rate, Sterling Overnight Index Average Rate, and the SOFR (each a “Reference Rate”). Instruments in which the Fund invests may pay interest at floating rates based on such Reference Rates or may be subject to interest caps or floors based on such Reference Rates. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on such Reference Rates. The elimination of a Reference Rate or any other changes to or reforms of the determination or supervision of Reference Rates could have an adverse impact on the market for—or value of—any instruments or payments linked to those Reference Rates.
For example, such Reference Rates as well as other types of rates and indices are classed as “benchmarks” and have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
Private Placements
The Fund may invest in securities that are purchased in private placements. While private placements may offer opportunities for investment that are not otherwise available on the open market, these securities may be subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult or impossible to sell the securities when its Adviser believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s NAV.
The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell the illiquid securities promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available (if available at all) for these securities. The judgment of the Fund’s Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.
The Fund may be deemed to be an underwriter for purposes of the Securities Act when reselling privately issued securities to the public. As such, the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.
Repurchase Agreements
The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by the Fund. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market/issuer risk. The Fund does not have percentage limitations on how much of its total assets may be invested in repurchase agreements. The Fund typically uses repurchase agreements for cash management purposes, and may also invest in them for investment and temporary defensive purposes. The Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the Adviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress. See also the “Credit/Counterparty Risk” and “Risk of Government Regulation of Derivatives” sections. The SEC recently finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. Compliance with these rules is expected to be required by mid 2027. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions, or otherwise make it more difficult for the Fund to execute certain investment strategies, and may adversely affect the Fund’s performance.
Securities Lending
The Fund may lend a portion of its portfolio securities to brokers, dealers, financial institutions or other borrowers under contracts calling for the deposit by the borrower with the Fund’s custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. If the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and the Fund will also receive a fee or interest on the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. These fees or interest are income to the Fund, although the Fund often must share a portion of the income with the securities lending agent and/or the borrower. The Fund will continue to benefit from interest or dividends on the securities loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements, the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned, pass to the borrower. However, if a material event (as determined by the Adviser ) affecting the investment occurs, the Fund may seek to recall the securities so that the securities may be voted by the Fund, although the Adviser may not know of such event in time to recall the securities or may be unable to recall the securities in time to vote them. The Fund pays various fees in connection with such loans, including fees to the party arranging the loans, shipping fees and custodian and placement fees approved by the Board or persons acting pursuant to the direction of the Board.
Securities loans must be fully collateralized at all times, but involve some credit/counterparty risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering or applying the collateral. In addition, any investment of cash collateral is generally at the sole risk of the Fund. Regulations require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements in the event the counterparty or its affiliate becomes subject to a resolution or insolvency proceeding. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan generally are at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. The Fund did not have any securities lending activity during its most recently completed fiscal year.
When-Issued, Delayed Delivery and Forward Commitment Securities
To reduce the risk of changes in interest rates and securities prices, the Fund may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund’s Adviser will commit to purchase such securities only with the intention of actually acquiring the securities, but the Adviser may sell these securities before the settlement date if it is deemed advisable.
Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when the Fund’s Adviser is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward commitment basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.
TEMPORARY DEFENSIVE POSITIONS
The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, the Adviser may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units), and/or invest up to 100% of its assets in cash, high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent the Fund from achieving its goal.
In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high-quality debt instruments.
In the event of failure of any of the financial institutions where the Fund maintains its cash and cash equivalents, there can be no assurance that the Fund would be able to access uninsured funds in a timely manner or at all, and the Fund may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Fund.
PORTFOLIO TURNOVER
The Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. High portfolio turnover also may give rise to additional taxable income for the Fund’s shareholders, including through the realization of short-term capital gains, which are typically taxed to shareholders at ordinary income tax rates, and therefore can result in higher taxes for shareholders that hold their shares in taxable accounts. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. The Fund anticipates that its portfolio turnover rate will vary from time to time depending on the volatility of economic, market and other conditions. The rate of portfolio turnover will not be a limiting factor when the Fund’s Adviser believes that portfolio changes are appropriate.
PORTFOLIO HOLDINGS INFORMATION
The Board has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Fund’s website at im.natixis.com. Generally, full portfolio holdings information will not be disclosed until it is aged for at least 30 calendar days. However, an officer of the Fund, after consultation with the Fund’s Adviser, as appropriate, can approve a shorter or longer period if such officer determines that the different period is in the best interests of the Fund’s shareholders. A list of the Fund’s top 10 holdings will generally be posted on a monthly basis within 30 business days after month-end. Notwithstanding the above, the top ten holdings of the Fund as of any month-end may be posted to the Fund’s website prior to the approved aging period if the Adviser of the Fund has consented to the posting in advance. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.
Other Permitted Disclosure. There are circumstances where disclosure of portfolio holdings to third parties is necessary in connection with services provided to the Fund or is otherwise in the best interests of the Fund. An officer of the Fund may permit such disclosure, but only if: (i) the recipient of the information has entered into a written confidentiality agreement with the Fund, their principal underwriter or an affiliate of the Fund’s principal underwriter relating to such information, including a duty not to trade on the non-public information (or the recipient is otherwise subject to duties of confidentiality and not to trade); (ii) there is a legitimate business purpose for releasing the holdings disclosure; and (iii) the release of the holdings disclosure is necessary in connection with services provided to the Fund or is otherwise in the best interest of the Fund’s shareholders. In addition, portfolio holdings information may be disclosed to an affiliate of the Fund’s investment adviser if such affiliate requires the information for regulatory, oversight or other legitimate business purposes. Such release will be made in accordance with (i) through (iii) above.
As of the date of this Statement, the only entities that receive information pursuant to this exception are:

Entity	Fund	Type	Frequency	Purpose
ACA Group (formerly Global Trading Analytics)	AEW Global Focused Real Estate Fund	Transactions	Quarterly	Trade cost analysis
AEW	AEW Global Focused Real Estate Fund	Full portfolio holdings	Daily	Fund Advisor
Broadridge Financial Solutions, Inc.	AEW Global Focused Real Estate Fund	Full portfolio holdings	As needed	Proxy voting recordkeeping services
CAPIS	AEW Global Focused Real Estate Fund	Transactions	Daily	Trade cost analysis
Confluence Technologies, Inc.	AEW Global Focused Real Estate Fund	Full portfolio holdings	Quarterly, or more frequently as needed	Performing certain functions related to quarterly Form N-PORT filings and production of shareholder reports
Donnelley Financial Solutions	AEW Global Focused Real Estate Fund	Full portfolio holdings	Quarterly, or more frequently as needed	Performing certain functions related to the production of the Fund’s financial statements, quarterly Form N-PORT filings and other related items
Ernst & Young LLP	AEW Global Focused Real Estate Fund	Foreign equity holdings	Annually, or more frequently as needed	Performing certain functions related to the production of the Fund’s Federal income and excise tax returns
FactSet	AEW Global Focused Real Estate Fund	Full portfolio holdings	Daily	Performing attribution analysis and portfolio analytics
Financial Recovery Technologies	AEW Global Focused Real Estate Fund	Full portfolio holdings	Quarterly	Class action monitoring

Entity	Fund	Type	Frequency	Purpose
Glass Lewis & Co., LLC	AEW	Full portfolio holdings	Daily	Proxy voting administration and research
Gresham Technologies plc	AEW Global Focused Real Estate Fund	Full portfolio holdings	Daily	Certain electronic reconciliations of portfolio holdings of the Fund
ICE Data Services	AEW Global Focused Real Estate Fund	Full portfolio holdings	Daily	Performing functions related to the liquidity classification of investments, and facilitating reporting to Natixis as disclosed previously in this section
KPMG LLP	AEW Global Focused Real Estate Fund	Full portfolio holdings	Annually, or more frequently as needed	Performing certain duties related to tax compliance services
KPMG Global Services Private Limited	AEW Global Focused Real Estate Fund	Full portfolio holdings	Annually, or more frequently as needed	Performing certain duties related to tax compliance services
Lipper	AEW Global Focused Real Estate Fund	Full portfolio holdings	Monthly	Industry wide services
Natixis Advisors, LLC	AEW Global Focused Real Estate Fund	Full portfolio holdings	Daily	Fund Advisor and/or Administrator
NIM-os EU	AEW Global Focused Real Estate Fund	Full portfolio holdings	Daily	Risk Analysis
OnCorps, Inc.	AEW Global Focused Real Estate Fund	Full portfolio holdings	Quarterly, or more frequently as needed	Performing certain functions related to N-PORT filings and production of shareholder reports
Pricewaterhouse Coopers, LLP	AEW Global Focused Real Estate Fund	Full portfolio holdings	Annually, or more frequently as needed	Fund’s independent public accountant
Ropes & Gray LLP	AEW Global Focused Real Estate Fund	Full portfolio holdings	As needed	Fund’s outside counsel
Stradley Ronan Stevens & Young, LLP	AEW Global Focused Real Estate Fund	Full portfolio holdings	As needed	Counsel to the Independent Trustees
State Street Bank & Trust Co.	AEW Global Focused Real Estate Fund	Full portfolio holdings	Daily	Fund’s custodian, fund accounting agent, and sub-administrator
STP Investment Services	AEW Global Focused Real Estate Fund	Full portfolio holdings	Daily	Purpose of performing middle and back-office services
The Bank of New York Mellon Corporation	AEW Global Focused Real Estate Fund	Transactions/full portfolio holdings	Daily/monthly	Trade cost analysis/liquidity analysis
These entities may in turn disclose portfolio holdings information to their affiliates and third parties. Although the Trust may enter into written confidentiality agreements, in other circumstances, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Board exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from the Fund’s chief compliance officer regarding any material issues concerning the Fund’s disclosure of portfolio holdings as well as periodic reports on the persons receiving portfolio holdings information as described above. Notwithstanding the above, there is no assurance that the Fund’s policies on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.
Other registered investment companies that are advised by the Fund’s Adviser may be subject to different portfolio holdings disclosure policies, and neither the Adviser, nor the Board exercises control over such policies or disclosure. In addition, separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are advised or subadvised by the Fund’s Adviser and some of the separate accounts managed by an Adviser may have investment objectives and strategies that are substantially similar or identical to the Fund’s, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the Fund. As a result, it is possible that other market participants may be able to use such information for their own benefit, which could negatively impact the Fund’s execution of purchase and sale transactions and, as a result, Fund performance.

In addition, any disclosures of portfolio holdings information by the Fund or its Adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund’s and the Adviser’s fiduciary duty to shareholders, and the Fund’s code of ethics. The Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, the Adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “compensation or other consideration” includes any agreement to maintain assets in the Fund or in other funds or accounts managed by the Adviser or by any affiliated person of the Adviser, but shall not include the provision of “seed capital” by the Adviser or its affiliates.
MANAGEMENT OF THE TRUST
The Trust is governed by the Board, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The Trustees of the Board (the “Trustees”) meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review the Fund’s performance.
Trustees and Officers
The table below provides certain information regarding the Trustees and officers of the Trust. For the purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those Trustees who are not “interested persons,” as defined in the 1940 Act. In certain circumstances, Trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For purposes of this Statement, the term “Interested Trustee” means those Trustees who are “interested persons,” as defined in the 1940 Act, of the Trust.
The following table provides information about the members of the Board, including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as such. Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES
Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	36 Director, Burlington Stores, Inc. (retail); Director, Rue La La, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)
Richard A. Goglia (1951)	Trustee since 2015 Chairperson of the Audit Committee	Retired	36 Director, Ardian Access LLC (investment management/private markets industry)	Significant experience on the Board and executive experience (including his role as Vice President and treasurer of a defense company and experience at a financial services company)
Martin T. Meehan (1956)	Trustee since 2012 Chairperson of the Governance Committee and Contract Review Committee Member	President, University of Massachusetts	36 None
Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Maureen B. Mitchell (1951)	Trustee since 2017 Chairperson of the Contract Review Committee	Retired	36 Director, Sterling Bancorp (bank)	Significant experience on the Board; financial services industry and executive experience (including role as President of global sales and marketing at a financial services company)
James P. Palermo (1955)	Trustee since 2016 Audit Committee Member and Governance Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); formerly, Partner, STEP Partners, LLC (private equity)	36 Director, Candidly (chemicals and biofuels)
Significant experience on the Board; financial services industry and executive experience (including roles as Chief Executive Officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board since 2021 Trustee since 2009 Ex Officio Member of the Audit Committee, Contract Review Committee and Governance Committee	Retired; formerly, Professor of Finance at Babson College	36 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the SEC; academic experience; training as an economist
Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member and Governance Committee Member
Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)
			36 Advisor/Risk Management Committee, Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust)	Significant experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)
Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee Member and Governance Committee Member	Executive Consultant for Finance &Administration, Dartmouth’s Geisel School of Medicine; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	36 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INTERESTED TRUSTEES
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	36 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.
David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors and Natixis Distribution, LLC	36 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors and Natixis Distribution, LLC
Marina Gross[5] (1976)	Trustee since 2024	Executive Vice President - Head of Solutions, US, Natixis Investment Managers	36 None	Experience as Executive Vice President - Head of Solutions, US, Natixis Investment Managers
1	Each Trustee serves until retirement, resignation, or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.
2	The Trustees of the Trust serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Natixis ETF Trusts”) (collectively, the “Fund Complex”).
3	Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.
4	Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, and Natixis Distribution, LLC.
5	Ms. Gross is deemed an “interested person” of the Trust because she holds the following position with an affiliated person of the Trusts: Executive Vice President and Head of Solutions, US, Natixis Investment Managers.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
OFFICERS OF THE TRUST
Matthew J. Block (1981)	Treasurer, Principal Financial and Accounting Officer	Since 2022	Senior Vice President, Natixis Advisors and Natixis Distribution, LLC; formerly, Vice President, Natixis Advisors and Natixis Distribution, LLC; Assistant Treasurer of the Fund Complex
Susan McWhan Tobin (1963)	Secretary and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2022 Since 2025
Executive Vice President, General Counsel and Secretary, Natixis Advisors and Natixis Distribution, LLC; formerly, Executive Vice President and Chief Compliance Officer of Natixis Investment Managers (March 2019– May 2022)

1	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
2	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

Qualifications of Trustees
The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.
Leadership and Structure of the Board
The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board currently consists of eleven Trustees, nine of whom are Independent Trustees. The Trustees have delegated significant oversight authority to the three standing committees of the Trust, the Audit Committee, the Contract Review Committee and the Governance Committee, each of which consists solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Governance Committee reviews the Board’s governance practices and procedures and recommends appropriate changes to the full Board. The Board believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the Trustees and between the Board and Fund management.
The Contract Review Committee of the Trust consists solely of Trustees who are not employees, officers or directors of Natixis Advisors, the Distributor or their affiliates and considers matters relating to advisory and distribution arrangements and potential conflicts of interest between the Fund’s Adviser and the Trust. During the fiscal year ended January 31, 2026, this committee held five meetings.
The Governance Committee of the Trust consists solely of Trustees who are not employees, officers or directors of Natixis Advisors, the Distributor or their affiliates and considers matters relating to candidates for membership on the Board and Trustee compensation. The Governance Committee makes nominations for Independent Trustee membership on the Board when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board, c/o Secretary of the Fund, Natixis Advisors, LLC, 888 Boylston Street, Suite 800, Boston, MA 02199-8197. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the name of the Fund to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for Trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the Trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications. During the fiscal year ended January 31, 2026, this committee held four meetings.
The Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. The Governance Committee, however, believes that the Board as a whole should reflect a diversity of viewpoints, and will generally consider each nominee’s professional experience, education, financial expertise, gender, ethnicity, age and other individual qualities and attributes; such considerations will vary based on the Board’s existing composition. The Governance Committee has adopted a diversity policy pursuant to which the committee, through its nomination and evaluation process, will seek to maintain a well-rounded and diverse Board that is composed of individuals who can fairly represent the interests and concerns of Fund shareholders. The Governance Committee conducts an annual self-assessment and will consider the effectiveness of its diversity policy as part of this process. In evaluating candidates for a position on the Board, the Governance Committee may consider a variety of factors, including (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s educational and professional accomplishments; (iii) the nominee’s demonstrated business acumen, including, but not limited to, knowledge of the mutual fund industry and/or any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iv) the nominee’s ability to exercise sound judgment in matters related to the objectives of the Fund; (v) the nominee’s willingness to contribute positively to the decision-making process of the Board and to bring an independent point of view; (vi) the nominee’s commitment and ability to devote the necessary time and energy to be an effective Independent Trustee; (vii) the nominee’s ability to understand the sometimes conflicting interests of various constituencies of the Fund and to act in the interests of all shareholders; (viii) the absence of conflicts of interests that would impair his or her ability to represent all shareholders and to fulfill director fiduciary responsibilities; (ix) the nominee’s ability to be collegial and compatible with current members of the Board and management of the Fund; (x) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (xi) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (xii) such other factors as the committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.
The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board. The Audit Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by the Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of the Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended January 31, 2026, this committee held four meetings.
The current membership of each committee is as follows:

Audit Committee	Contract Review Committee	Governance Committee
Richard A. Goglia – Chairperson	Maureen B. Mitchell – Chairperson	Martin T. Meehan – Chairperson
James P. Palermo	Edmond J. English	James P. Palermo
Cynthia L. Walker	Martin T. Meehan	Kirk A. Sykes
	Kirk A. Sykes	Cynthia L. Walker
As Chairperson of the Board, Mr. Sirri is an ex officio member of each committee.
Board’s Role in Risk Oversight of the Fund
The Board’s role is one of oversight of the practices and processes of the Fund and its service providers, rather than active management of the Trust, including in matters relating to risk management. The Board seeks to understand the key risks facing the Fund, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the Trustees’ guarantors against risk.
Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at Natixis Advisors and the Distributor, which serve as the administrator of and principal underwriter to the Fund, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including Advisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the Trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.
Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Fund’s compliance program, including monitoring and enforcing compliance by the Fund and its service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Fund’s service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Fund and its service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.
Fund Securities Owned by the Trustees
As of December 31, 2025, the Trustees had the following ownership in the Fund and in all funds in the Fund Complex:

Dollar Range of Fund Shares[1]	Edmond J. English[2]	Richard A. Goglia[2]	Martin T. Meehan[2]	Maureen B. Mitchell	James P. Palermo[2]	Erik R. Sirri[2]	Kirk A. Sykes[2]	Cynthia L. Walker[2]
Independent Trustees
AEW Global Focused Real Estate Fund	A	A	A	A	A	A	C	A
Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E	E	E	E	E	D	E
1	A. None B. $1 – $10,000

C. $10,001 – $50,000 D. $50,001 – $100,000 E. over $100,000
2	Amounts include economic value of notional investments held through the deferred compensation plan.

Dollar Range of Fund Shares*	Kevin P. Charleston	David L. Giunta	Marina Gross
Interested Trustees
AEW Global Focused Real Estate Fund	A	A	D
Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E	E
*	A. None B. $1 – $10,000 C. $10,001 – $50,000 D. $50,001 – $100,000 E. over $100,000
As of December 31, 2025, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, the Distributor, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.
Trustee Fees
The Trust pays no compensation to its officers or to Trustees who are employees, officers or directors of Natixis Advisors, the Distributor, or their affiliates.
The Chairperson of the Board receives a retainer fee at the annual rate of $410,000. The Chairperson does not receive any meeting attendance fees for Board meetings or committee meetings that he attends. Each Trustee who is not an employee, officer or director of Natixis Advisors, the Distributor or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $235,000. Each Trustee who is not an employee, officer or director of Natixis Advisors, the Distributor or their affiliates also receives a meeting attendance fee of $10,000 for each meeting of the Board that he or she attends in person and $5,000 for each meeting of the Board that he or she attends telephonically. In addition, the Chairperson of the Audit Committee and the Chairperson of the Contract Review Committee, each receive an additional retainer fee at an annual rate of $30,000. The Chairperson of the Governance Committee receives an additional retainer fee at an annual rate of $20,000. Each Contract Review Committee and Audit Committee member is compensated $6,000 for each committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. Each Governance Committee member is compensated $2,500 for each committee meeting that he or she attends. These fees are allocated among the funds in the Fund Complex based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. Trustees are reimbursed for travel expenses in connection with attendance at meetings.
During the fiscal year ended January 31, 2026, the Trustees received the amounts set forth in the following table for serving as Trustees of the Trust and of the Fund Complex. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:
Compensation Table
For the Fiscal Year Ended January 31, 2026

	Aggregate Compensation from Natixis Funds Trust IV1	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[2]
INDEPENDENT TRUSTEES
Edmond J. English	$12,053	$0	$0	$310,000
Richard A. Goglia	$12,992	$0	$0	$340,000
Martin T. Meehan	$12,992	$0	$0	$340,000
Maureen B. Mitchell	$12,992	$0	$0	$340,000
James P. Palermo	$12,366	$0	$0	$320,000
Erik R. Sirri	$705	$0	$0	$410,000
Peter J. Smail[3]	$12,053	$0	$0	$310,000
Kirk A. Sykes	$12,366	$0	$0	$320,000
Cynthia L. Walker	$12,366	$0	$0	$320,000

	Aggregate Compensation from Natixis Funds Trust IV1	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[2]
INTERESTED TRUSTEES
Kevin P. Charleston	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0
Marina Gross	$0	$0	$0	$0
1	Amounts include payments deferred by Trustees for the fiscal year ended January 31, 2026, with respect to the Trust. The total amount of deferred compensation accrued for Natixis Funds Trust IV as of January 31, 2026 for the Trustees is as follows: English $14,284, Goglia $76,157, Meehan $64,221, Palermo $170,800, Sirri $25,676, Sykes $5,895 and Walker $252,583.
2	Total Compensation represents amounts paid during the fiscal year ended January 31, 2026 to a Trustee for serving on the board of eight (8) trusts with a total of thirty-six (36) funds as of January 31, 2026.
3	Mr. Smail retired as a Trustee effective May 1, 2026.
The Fund Complex does not provide pension or retirement benefits to the Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Fund on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in another fund in the Fund Complex selected by the Trustee on the normal payment date for such fees.
Management Ownership
As of record on May 1, 2026, the officers and Trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Fund.
Code of Ethics
The Trust, the Adviser, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available, from the SEC.
Proxy Voting Policies
The Board has adopted Proxy Voting Policy and Guidelines (the “Procedures”) for the voting of proxies for securities held by the Fund. Under the Procedures, decisions regarding the voting of proxies shall be made solely in the interest of the Fund and its shareholders. The Adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund’s investments that are managed by the Adviser in a prudent manner in accordance with the Procedures and the proxy voting policies of the Adviser. Proposals that, in the opinion of the Adviser, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of the Adviser, are not in the best interests of shareholders are generally voted “against.” The Adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. The Adviser shall make available to the Fund, or Natixis Advisors, the Fund’s administrator, the records and information maintained by the Adviser under the Procedures.
AEW utilizes the services of a third party proxy service provider (“Proxy Service Provider”) to assist in voting proxies. AEW seeks to protect its shareholding and promote director accountability by considering all votes and voting on each proposal after prudent, careful consideration rather than using a generic or out-sourced approach. Voting is required at annual (AGM) and extraordinary (EGM) meetings, when management seeks shareholder approval. AEW acts prudently, solely in the best interest of its clients, and for the exclusive purpose of maximizing value to its clients. For the accounts over which AEW maintains proxy voting authority, AEW will vote proxies in accordance with these proxy voting guidelines. In the event of any conflict of interest involving any proxy vote, AEW will vote in accordance with recommendations provided by an independent Proxy Service Provider.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available without charge (i) through the Fund’s website, im.natixis.com, and (ii) on the SEC’s website at www.sec.gov.
INVESTMENT ADVISORY AND OTHER SERVICES
Information About the Organization and Ownership of the Adviser of the Fund
Natixis Advisors, formed in 1995, is a limited liability company owned by Natixis Investment Managers, LLC, the holding company for the North American asset management business of Natixis Investment Managers (“Natixis IM-NA”).

Natixis IM-NA is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 7 promenade Germaine Sablon, 75013 Paris, France. The registered address of BPCE is 7 promenade Germaine Sablon, 75013 Paris, France.
AEW is a limited partnership owned by Natixis IM-NA.
The 7 principal subsidiary or affiliated asset management firms of Natixis IM-NA collectively had over $716.1 billion in assets under management or administration as of December 31, 2025.
Advisory Agreement
The Fund’s advisory agreement with AEW provides that the Adviser will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser may delegate certain administrative services to its affiliates. The Adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund’s assets in accordance with its investment objectives and policies.
The Fund pays all expenses not borne by its Adviser including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent registered public accounting firm, legal counsel for the Fund, legal counsel for the Trust’s Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Fund’s Adviser or its affiliates, other than affiliated registered investment companies. Certain expenses may be allocated differently among the Fund’s Class A and Class C shares, on the one hand, and Class N and Class Y shares on the other hand. See “Description of the Trust” and “Ownership of Fund Shares.”
The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.
The advisory agreement may be terminated without penalty by vote of the Board of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Fund’s Adviser upon 90 days’ written notice. The advisory agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The advisory agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
Distribution Agreements and Rule 12b-1 Plans
Under a separate agreement with the Fund, the Distributor serves as the principal distributor of each class of shares of the Fund. The Distributor’s principal business address is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. Under these agreements (the “Distribution Agreements”), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means, printing and mailing the Prospectus to persons other than shareholders and providing compensation to underwriters, broker-dealers and sales personnel. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.
The Distributor is compensated under each agreement through receipt of the sales charges on Class A shares described below under “Net Asset Value” and is paid by the Fund the service and distribution fees described in the Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of the Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of the Fund’s shares.
The Fund has adopted Rule 12b-1 plans (the “Plans”) for its Class A and Class C shares. Class N and Class Y shares have no such plans. The Plans, among other things, permit the applicable class of shares to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Certain Distributor fees that are paid by a distributor to securities dealers are known as “trail commissions.” Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of the Fund, and (together with the related Distribution Agreement) by the Board, including a majority of the Independent Trustees of the Trust.

Under the Plans, the Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to the Class A and Class C shares, as applicable. In the case of Class C shares, the Distributor retains the first year’s service fee of 0.25% assessed against such shares. For Class A, and after the first year, for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, on a monthly (or quarterly) basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund’s Class A shares.
The service fees on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.
The Fund’s Class C shares also pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average net assets of the Fund’s Class C shares. The Distributor retains the 0.75% distribution fee assessed against Class C shares during the first year of investment. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, as distribution fees in connection with the sale of the Fund’s shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As stated in the Prospectus, investors will not be permitted to purchase $1,000,000 or more of Class C shares as a single investment per account.
Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. Each Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those Trustees who are Independent Trustees of the Trust shall be committed to the discretion of such Trustees.
Fees paid by Class A and Class C shares of the Fund may indirectly support sales and servicing efforts relating to shares of the other series of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single fund’s shares, and allocates other expenses among the relevant funds based on their relative net assets or relative sales. Expenses allocated to the Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.
The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Fund’s shares. As described in more detail below, the Distributor, Natixis Advisors, and their affiliates may, at their expense, pay additional amounts to dealers who have selling agreements with the Distributor. Class Y shares of the Fund may be offered by registered representatives of certain affiliates who are also employees of Natixis IM-NA and may receive compensation from the Fund’s Adviser with respect to sales of Class Y shares.
The Distribution Agreement for the Fund may be terminated at any time on 60 days’ written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees.
The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose, or by a vote of a majority of the outstanding securities of the Fund (or the relevant class, in the case of the Plans).
With the exception of the Distributor, its affiliated companies and those Trustees that are not Independent Trustees, no interested person of the Trust or any Trustee of the Trust had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Fund and its shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and (3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the Plans were not in place.
The Distributor controls the word “Natixis” in the names of the Natixis Funds Trusts and if it should cease to be the principal distributor of such Funds’ shares, the Trust may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, and Gateway Trust. The address of the Distributor is 888 Boylston Street, Suite 800, Boston, MA 02199-8197.

For Class A shares, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining the shareholder accounts. The portion of the various fees and expenses for Class A and Class C shares that are paid (reallowed) to securities dealers are shown below:
Class A

Cumulative Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $50,000	5.75%	5.00%	0.25%	5.25%
$50,000 - $99,999	4.50%	4.00%	0.25%	4.25%
$100,000 - $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 - $499,999	2.50%	2.15%	0.25%	2.40%
$500,000 - $999,999	2.00%	1.70%	0.25%	1.95%
Investments of $1,000,000 or more1,[2]
Up to $2,999,999	None	1.00%	0.25%	1.25%
$3,000,000 to $4,999,999	None	0.75%	0.25%	1.00%
Excess over $5,000,000	None	0.50%	0.25%	0.75%
Investments with no Sales Charge[3]	None	0.00%	0.25%	0.25%
1	Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers or market declines. For example, if a shareholder has accumulated investments in excess of $5,000,000 and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.
2	A securities dealer may elect, at the time of the investment, to waive their commission on investments of $1,000,000 or more. In such cases, investments will be processed as “Investment with no Sales Charge” as described above. No CDSC will be applied to these investments.
3	Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Class A shares of the Fund in the section “How Sales Charges Are Calculated.”
Class C
Class C service fees are payable regardless of the amount of the Distributor’s related expenses.

Investment	Maximum Front–End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Class C	None	1.00%	0.00%	1.00%
As described in the Prospectus, each purchase or sale of shares is effected at the NAV next determined after an order is received, less any applicable sales charge. The sales charge is allocated between the investment dealer and the Distributor, as indicated in the tables above. The Distributor receives the contingent deferred sales charge (the “CDSC”). Proceeds from the CDSC on Class A and Class C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides to the Trust. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time.
The Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services, including, but not limited to, recordkeeping, shareholder or participant reporting or shareholder or participant recordkeeping) (“recordkeeping and processing-related services”) associated with shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. These fees are paid directly or indirectly by the Fund (with the exception of Class N shares, which do not bear such expenses) in light of the fact that other costs may be avoided by the Fund where the intermediary, not the Fund’s service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Fund’s Adviser and/or Distributor or their affiliates may, out of their own resources, compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services; such payments will not be made with respect to Class N shares. The services provided and related payments vary from firm to firm. Under these programs, the Distributor may enter into administrative services agreements with intermediaries pursuant to which intermediaries will provide sub-transfer agency services, sub-administrative services and other services with respect to the Fund. These services may include, but are not limited to, shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. The Distributor is reimbursed by the Fund for all or a portion of any fees paid to intermediaries by the Distributor on behalf of the Fund. In certain cases, a recipient of 12b-1 distribution payments, shareholder servicing payments or revenue sharing payments may rebate some or all of such amounts to its clients or plan participants, or use such amounts to defray client or plan expenses. For more information, investors should contact their financial representatives or plan administrator.
Additional Payments
The Distributor, the Adviser and their affiliates may, out of their own resources, make additional payments to financial intermediaries who sell shares of the Fund (with the exception of Class N shares, for which such additional payments are not made). Such payments and compensation are in addition to any fees paid or reimbursed by the Fund. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, Class C Class N and Class Y shares, (iii) payments based upon various factors, as described below, and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm’s internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder recordkeeping, sub-transfer agency or miscellaneous administrative services. From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets (with the exception of Class N shares, for which such additional payments are not made). Among others, an affiliate of the Adviser has agreed to pay an annual fee for marketing support services to Equitable Advisors, LLC (formerly known as AXA Advisors, LLC). In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences (e.g., due diligence meetings held for training and educational purposes). The Distributor intends that the payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority. The participation of such firms in financial assistance programs is at the discretion of the firm and the Distributor. The payments described in (iii) above may be based on sales and/or the amount of assets a financial intermediary’s clients have invested in the Fund. The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Fund, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this Statement, which may be significant to the financial intermediaries, may create an incentive for a financial intermediary or its representatives to recommend or sell shares of the Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive.
From time to time, the Fund’s service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional events of intermediaries.
Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by its individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Fund’s Prospectus and this Statement. Customers will be provided with specific information about any processing or service fees charged by their dealer.
The commissions and sales charges for the last three fiscal years were allocated as follows:

	1/31/24	1/31/25	1/31/26
NATIXIS FUNDS TRUST IV
Total commissions on sales of Class A shares	$1,079	$1,074	$516
Amount reallowed to other securities dealers	$931	$940	$446
Amount retained by Distributor	$148	$134	$69
Total CDSCs on redemptions of Classes A and C shares
Amount retained by Distributor*	$49	$13	$230
*	See the section “Other Arrangements” for information about amounts received by the Distributor from Natixis Funds Trust IV’s investment Adviser or the Fund directly for providing certain administrative services relating to Natixis Funds Trust IV
OTHER ARRANGEMENTS
Administrative Services
Natixis Advisors, 888 Boylston Street, Suite 800, Boston, MA 02199-8197, performs certain accounting and administrative services for the Fund, pursuant to an Administrative Services Agreement dated January 3, 2005, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, Natixis Advisors provides the following services to the Fund: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii)

services required in connection with the preparation of registration statements and Prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund-related matters.
For these services, Natixis Advisors received the following fees from the Fund for the last three fiscal years:

	Fiscal Year Ended
Fund	1/31/24	1/31/25	1/31/26
AEW Global Focused Real Estate Fund
Administrative Fees	$36,532	$16,490	$14,935
Support Services. Pursuant to separate support service agreements between Natixis Advisors and AEW, Natixis Advisors provides various marketing, relationship management and other support services to the Fund. With respect to these contractual arrangements, AEW, and not the Fund, pays Natixis Advisors for such services.
Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), One Congress Street, Suite 1, Boston, MA, 02114, serves as the custodian for the Trust. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total NAV, total net income and NAV per share of the Fund on a daily basis.
Transfer Agency Services. Pursuant to a contract between the Trust, on behalf of the Fund, and SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS” or the “Transfer Agent”), whose principal business address is 30 Braintree Hill Office Park, Suite 400, Braintree, MA 02184, SS&C GIDS acts as shareholder servicing and transfer agent and dividend paying agent for the Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Fund’s shares.
From time to time, the Fund, directly or indirectly through arrangements with Natixis Advisors and its affiliates or the Transfer Agent, may pay amounts to third parties that provide recordkeeping and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. See the section “Distribution Agreements and Rule 12b-1 Plans” in this Statement.
Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, located at 101 Seaport Blvd., Boston, MA 02210. The independent registered public accounting firm conducts an annual audit of the Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Trust as to matters of accounting and federal and state income taxation. The financial highlights in the Fund’s Prospectus, and the Fund’s audited financial statements and accompanying notes for the fiscal year ended January 31, 2026 contained in the Natixis Funds Trust IV Form N-CSR for the fiscal year ended January 31, 2026 and incorporated by reference into this Statement, have been so included in reliance on the reports of the Trust’s independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Counsel to the Fund. Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Fund.
PORTFOLIO MANAGEMENT INFORMATION
Portfolio Manager’s Management of Other Accounts
As of January 31, 2026, the portfolio manager of the Fund managed other accounts in addition to managing the Fund. The following table provides information on the other accounts managed by the portfolio manager:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance
Name of Portfolio Manager (Firm)	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Gina Szymanski (AEW)	1	$35.4 million	0	$0	3	$591.2 million	0	$0	15	$1,848.3 million	1	$35.5 million

Material Conflicts of Interest
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio manager. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time and resources, the Adviser strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, the Adviser makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objectives, investment guidelines and restrictions, the availability of other comparable investment opportunities, and the Adviser’s desire to treat all accounts fairly and equitably over time. The Adviser has adopted policies and procedures to mitigate the effects of these conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that the Adviser will treat all accounts identically. For more information on how the Adviser allocates investment opportunities between the Fund and their other clients, see the section “Allocation of Investment Opportunity Among the Fund and Other Accounts Managed by the Adviser; Cross Relationships of Officers and Trustees” in this Statement. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage.”
Portfolio Manager’s Compensation
The following describes the structure of, and the method used to determine, the compensation of the above-listed portfolio manager as of January 31, 2026.
Compensation for all of AEW professionals, including AEW REIT investment professionals such as Fund portfolio manager, is composed of two parts: base salary and incentive compensation. AEW’s base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. To determine appropriate compensation levels for the various functional areas (based on specific job characteristics and years of experience), AEW uses industry survey data that is compiled annually by NAREIM (National Association of Real Estate Investment Managers). The NAREIM survey aggregates compensation data from numerous real estate investment management firms (including AEW) and reports on the compensation ranges for various positions.
Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. Performance is measured by comparing the Fund’s returns over one- and three-year periods against the returns of the FTSE EPRA Nareit Developed Index (Net) and relevant peer funds, if any. Incentive compensation awards may also take into consideration performance of other strategies managed by each Portfolio Manager relative to their respective indices and relevant peer funds, if any. AEW’s operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW’s senior professionals (Managing Directors and Directors), are eligible for participation in AEW’s Equity Sharing program, which gives these professional economic interests in a portion of the firm’s profits. This program is sponsored by AEW’s parent company, Natixis IM-NA.
Neither base salary nor any other part of the investment team’s compensation structure is based on assets under management.
Portfolio Manager’s Ownership of Fund Shares
The following table sets forth the dollar range* of equity securities of the Fund beneficially owned by the portfolio manager as of January 31, 2026:

Name of Portfolio Manager	Dollar Range of Equity Securities Invested
Gina Szymanski	A*
*A. None
B. $1 – $10,000
C. $10,001 – $50,000
D. $50,001 – $100,000
E. $100,001 – $500,000
F. $500,001 – $1,000,000
G. over $1,000,000

There are various reasons why a portfolio manager may not own shares of the Fund he or she manages. One reason is that the Fund’s investment objectives and strategies may not match those of the portfolio manager’s personal investment objective. In addition, portfolio managers may invest in other funds or pooled investment vehicles or separate accounts managed by the portfolio manager in a similar style to the Natixis Fund managed by such portfolio manager. Administrative reasons (such as facilitating compliance with the Adviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Fund.
Allocation of Investment Opportunity Among the Fund and Other Accounts Managed by the Adviser; Cross Relationships of Officers and Trustees
Certain officers of AEW have responsibility for the management of other client portfolios. The other clients served by AEW sometimes invest in securities in which its advised/subadvised funds also invest. If the Fund and such other clients advised by AEW desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.
PORTFOLIO TRANSACTIONS AND BROKERAGE
In placing orders for the purchase and sale of equity securities, the Fund’s Adviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission, if any, will be paid. However, the commissions charged are believed to be competitive with generally prevailing rates. See the section entitled “Commissions and Other Factors in Broker or Dealer Selection” below. The Fund’s Adviser may place orders for the Fund which, combined with orders for the Adviser’s other clients, may impact the price of the relevant security. This could cause the Fund to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.
Subject to the overriding objective of obtaining the best possible execution of orders, the Fund’s Adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.
Transactions on stock, option, and futures exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the OTC market, OTC transactions incorporate any commission within the bid/ask spread.
Generally, the Fund’s Adviser seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in the Fund Adviser’s opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker, but may also be executed on an Electronic Communication Network (“ECN”), Alternative Trading System (“ATS”), or other execution systems that in Fund Adviser’s opinion can provide the best overall net results for its clients. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.
Commissions and Other Factors in Broker or Dealer Selection
The Fund’s Adviser uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions, if any, paid on client portfolio transactions by reference to such data. In making this evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars” below) provided by such brokers and/or dealers which are expected to enhance the Fund Adviser’s general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, (g) fair dealing and (h) the quality of the overall brokerage and research services provided by the broker-dealer.
Soft Dollars
The Fund’s Adviser’s receipt of brokerage and research products or services are factors in the Fund Adviser’s selection of a broker-dealer to execute transactions for the Fund where the Fund’s Adviser believes that the broker-dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with the Adviser’s own assets or may, in connection with transactions in equity securities effected for client accounts for which the Fund’s Adviser exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

The Adviser will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended. Eligible research services and products that may be acquired by the Adviser are those products and services that provide advice, analysis or reports that will aid the Adviser in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by the Adviser are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are services that are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to the Adviser by a particular broker-dealer may include (a) products and services created by such broker-dealer, (b) products and services created by other broker-dealers, and (c) products and services created by a third-party. All soft dollar services are reviewed and approved by the Adviser’s Chief Compliance Officer.
If the Adviser receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, the Adviser will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.
In connection with the Adviser’s use of soft dollars, the Fund may pay a broker-dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or the Adviser’s overall responsibility to discretionary accounts.
The Adviser may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Fund, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Fund. The products or services may not be used in connection with the management of some of the accounts, including the Fund, that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.
The Adviser’s use of soft dollars to acquire brokerage and research products and services benefits the Adviser by allowing it to obtain such products and services without having to purchase them with its own assets. The Adviser believes that its use of soft dollars also benefits the Fund as described above. However, conflicts may arise between the Fund’s interest in paying the lowest commission rates available and the Adviser’s interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with the Adviser’s own assets.
For purposes of this soft dollars discussion, the term “commission” may include commissions paid to brokers in connection with transactions effected on an agency basis. The Adviser does not generate “soft dollars” on fixed-income transactions.
General
Subject to procedures adopted by the Board, the Fund’s brokerage transactions may be executed by brokers that are affiliated with Natixis IM-NA or the Fund’s Adviser. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.
Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust’s funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Fund’s dealer in connection with such transactions. However, the Trust has obtained exemptive relief from the SEC permitting segments of the certain funds to enter into principal transactions with affiliates of the subadvisers to other segments of the same fund (but not affiliates of the subadviser to such segment or of Natixis Advisors and its affiliates).
To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund’s expenses.
It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUST
The Declaration of Trust permits Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declaration of Trust further permits the Board to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board may determine. When you invest in the Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Board and to cast a vote for each share you own at shareholder meetings. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Board to charge shareholders directly for custodial, transfer agency, servicing and other expenses.
The shares of the Fund are divided into four classes: Class A, Class C, Class N and Class Y. The share classes each have different eligibility and minimum investment requirements, which are disclosed in the Prospectus. All expenses of the Fund (including advisory fees but excluding class specific expenses such as transfer agency fees (“Other Expenses”)) are borne by its Class A, Class C, Class N and Class Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Class A and Class C and may be charged at a separate rate to each such class and for the Fund. Other Expenses (with the exception of transfer agent expenses) are borne by such classes on a pro rata basis. Transfer agent expenses for Class A, Class C and Class Y shares of the Fund are borne on a pro rata basis. Class N transfer agent expenses are borne directly by that class. The multiple class structure could be terminated should certain Internal Revenue Service (“IRS”) rulings or SEC regulatory positions be rescinded or modified.
The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the Fund and Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all of the funds in the Trust.
The Declaration of Trust also permits the Board, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Trustees may designate. The Board may also, without shareholder approval (except to the extent such approval is required by law), establish one or more additional series or classes or merge two or more existing series or classes. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).
The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust. In addition, the Fund may be terminated at any time by vote of at least two-thirds of the outstanding shares of such Fund. Similarly, any class of shares within the Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board may also, without shareholder approval, terminate the Trust or the Fund upon written notice to its shareholders.
VOTING RIGHTS
Shareholders of all series of the Trust are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.
All classes of shares of the Fund have identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the by-laws, be voted in the aggregate as a single class without regard to series or class of shares, except 1) when required by the 1940 Act, or when the Trustees shall have determined that the matter affects one or more series or class of shares materially differently, shares shall be voted by individual series or class and 2) when the matter affects only the interest of one or more series or classes, only shareholders of such series or class shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.
Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a NAV of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).
Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Shareholder voting rights are not cumulative.
The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust’s registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the Trustees, the shareholders having beneficial interests in the other funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other funds.
SHAREHOLDER AND TRUSTEE LIABILITY
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.
The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The by-laws of the Trust provide for indemnification by the Trust of Trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
HOW TO BUY SHARES
The procedures for purchasing shares of the Fund are summarized in the Prospectus. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds or the Fund’s custodian bank.
REDEMPTIONS
The procedures for redemption of shares of the Fund are summarized in its Prospectus.
A shareholder automatically receives access to the ability to redeem shares by telephone following the completion of the Fund application, which is available at im.natixis.com or from your investment dealer. When selecting the service, a shareholder may have the withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated or addition of new bank account may be made by furnishing to SS&C GIDS or your investment dealer a completed Service Options Form, which may require a medallion signature guarantee or a Signature Validation Program Stamp. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the Federal Reserve System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. The Fund, the Distributor, the Transfer Agent and State Street Bank (the Fund’s custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. SS&C GIDS, as agreed to with the Fund, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.
The redemption price will be the NAV per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation is received by the Transfer Agent or your investment dealer in proper form. Payment normally will be made by the Fund within seven days thereafter. Shares purchased by check or through ACH may not be available immediately for redemption to the extent the check or ACH transaction has not cleared. The Fund may withhold redemption proceeds for ten days when redemptions are made within ten calendar days of purchase by check or through ACH.
The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59½ for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Fund), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption occurring within one year of death. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged. However, if an account is transferred to a new registration solely as an operational processing step to facilitate the distribution request from the deceased shareholder’s (or the estate’s) account, the CDSC will be waived. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account.
The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59½ for shareholders who established custodial accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from 403(b)(7) custodial accounts due to death or disability.
The CDSC also may be waived on redemptions necessary to pay plan participants or beneficiaries from certain retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.
A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Natixis Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.
The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind, if Natixis Advisors determines it to be advisable and in the interest of the remaining shareholders of the Fund. The redemptions in kind will generally, but not necessarily, result in a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Fund at the beginning of such period.
The Fund does not currently impose any redemption charge other than the CDSC imposed by the Fund’s Distributor, as described in the Prospectus. The Board reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for U.S. federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See the section “Taxes” in this Statement.
The Fund reserves the right to suspend account services or refuse transaction requests if the Fund receives notice of a dispute between registered owners or of the death of a registered owner or the Fund suspects a fraudulent act. If the Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after the Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If the Fund determines that their suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

SHAREHOLDER SERVICES
Open Accounts
A shareholder’s investment is automatically credited to an open account maintained for the shareholder by SS&C GIDS. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the Fund will send each shareholder a statement providing account information that may include U.S. federal income tax information on dividends and distributions paid to the shareholder during the year. This Statement should be retained as a permanent record.
The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued or honored for any class of shares.
The costs of maintaining the open account system are paid by the Fund and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.
Minimum Balance Policy
The Funds’ minimum balance policy is described in the Prospectus.
Automatic Investment Plans
Subject to the Fund’s investor eligibility requirements, investors may automatically invest in additional shares of the Fund on a monthly basis under the Investment Builder Program by authorizing the Fund to draw from an investor’s bank account. A Service Options Form must be completed to open an automatic investment plan and may be obtained by calling the Fund at 800-225-5478 or your investment dealer or by visiting the Fund’s website at im.natixis.com.
This program is voluntary and may be terminated at any time by SS&C GIDS upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the investor by written notice to SS&C GIDS, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. The Fund is under no obligation to notify shareholders as to the nonpayment of any check.
Retirement Plans and Other Plans Offering Tax Benefits (Class A and Class C Shares)
U.S. federal income tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Fund or with certain other investments. The plans include H.R. 10 (“Keogh”) plans for self-employed individuals and partnerships, individual retirement accounts (“IRAs”), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax-exempt organizations.
The minimum initial investment available to retirement plans and other tax-advantaged plans is referred to in the Prospectus. For these plans, initial investments in the Fund for Class A and Class C shares must be at least $1,000 for IRAs and Keogh plans. There is no initial or subsequent investment minimum for SIMPLE IRAs using the Natixis Funds’ prototype documents. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59½ or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.
Certain retirement plans may also be eligible to purchase Class N and Class Y shares. See the Prospectus for details.
Systematic Withdrawal Plans
An investor owning the Fund’s shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan (a “SWP”) providing for periodic payments of a fixed or variable amount. An investor may terminate the SWP at any time. A form for use in establishing an SWP is available from SS&C GIDS, your financial representative or by visiting the Fund’s website at im.natixis.com. Withdrawals may be paid to a person other than the shareholder if a medallion signature guarantee is provided. Please consult your investment dealer or the Fund.
A shareholder under an SWP may elect to receive payments monthly, quarterly, semi-annually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, or (2) a specified percentage of the account’s market value.
In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value as of the time you make the election, of your account with the Fund with respect to which you are electing the SWP. Withdrawals of shares of the Fund under the SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent, such shares purchased through the reinvestment of distribution in your account are insufficient to cover SWP payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the SWP.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in NAV. Accordingly, a shareholder should consider whether an SWP and the specified amounts to be withdrawn are appropriate under the circumstances. The Fund and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax advisor before establishing an SWP. See the sections “Redemptions” and “Taxes” for certain information as to U.S. federal income taxes.
It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under an SWP. Accordingly, the Fund and the Distributor do not recommend additional investments in Class A shares by a shareholder who has an SWP in effect and who would be subject to a sales load on such additional investments. Natixis Funds may modify or terminate this program at any time.
Because of statutory restrictions, an SWP may not be available to pension or profit-sharing plans and IRA plans that have UMB Bank N.A. as trustee. Different documentation may be required.
Dividend Diversification Program
You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions for Class A, Class C, Class N and Class Y shares automatically invested in shares of the same class of another Natixis Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased based upon the selected Fund’s NAV (without a sales charge or CDSC) determined as of the close of regular trading on the NYSE on the ex-dividend date for each dividend and distribution. A dividend diversification account must be registered to the same shareholder as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund’s minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other Natixis Fund, you must obtain and carefully read a copy of that Fund’s Prospectus.
Exchanging or Converting Shares
The Fund’s policies for exchanging or converting shares are described in its Prospectus.
Before requesting an exchange into any other Natixis Fund, please read its Prospectus carefully. Subject to the applicable rules of the SEC, the Board reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days’ advance notice of any material change to the exchange privilege.
For purposes of determining the date on which Class C shares convert into Class A shares, a Class C share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class C share through which such Distributed Share was issued. In addition, any Class C shares for which the Transfer Agent cannot determine a holding period (commonly known as “Free Shares”) may, depending upon system settings, convert to Class A shares even if such Class C Free Shares have been held for less than ten years. Free Shares typically arise with respect to reinvested dividends not associated with purchased shares and with respect to shares from the Fund that liquidated prior to implementation of the Class C to Class A conversion policy. Automatic conversions of Class C shares to Class A shares will generally be processed monthly on or about the 10th day of the month.
Merrill Lynch Client Accounts Only
A shareholder currently holding Class A or C shares of the Fund in a fee-based advisory program (“Advisory Program”) account or currently holding Class A or C shares in a brokerage account but wishing to transfer into an Advisory Program account may convert such shares to Class Y shares of the Fund within the Advisory Program at any time. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or C shares, then the conversion may not occur until after the shareholder has held the shares for an 18 month period (Class A shares) or 12 month period (Class C shares), except that a CDSC applicable to Class A or C shares converted to Class Y shares through a fee-based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.
Automatic Exchange Plan
As described in the Prospectus, a shareholder may establish an Automatic Exchange Plan under which shares of the Fund are automatically exchanged each month for shares of the same class of one or more of the other funds. Registration on all accounts must be identical. The fund minimum of the new fund must be met in connection with each investment. Exchanges may be processed on any day of the month (or the first business day thereafter if the exchange date is not a business day) until the account is exhausted or until SS&C GIDS is notified in writing to terminate the plan. Exchanges may be made in amounts of $50 or more. The Service Options Form may be used to establish an Automatic Exchange Plan and is available from SS&C GIDS, your financial representative or by visiting the Fund’s website at im.natixis.com.

Restrictions on Buying, Selling and Exchanging Shares
As stated in the Fund’s Prospectus, the Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.
Broker Trading Privileges
The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s NAV next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than market open, Eastern Time, following the day that such purchase or redemption orders are received by the broker or intermediary.
Transcript Requests
Transcripts of account transactions will be provided, free of charge, at the shareholder’s request.
Self-Servicing Your Account with Natixis Funds Personal Access Line® (All Classes Except Class N) and Website
Natixis Funds’ shareholders may access account information, including share balances and recent account activity, online by visiting our website at im.natixis.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Natixis Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification numbers (“PINs”). In addition, you may restrict these privileges from your account by calling Natixis Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our website at im.natixis.com.
NET ASSET VALUE
The method for determining the public offering price and NAV per share is summarized in the Prospectus.
The total NAV of each class of shares of the Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. The Fund will not price its shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Fund securities and other investments for which market quotations are readily available, as outlined in the Fund’s policies and procedures, are valued at market value. The Fund may use a third-party pricing service to obtain market quotations and other valuation information, such as evaluated bids. Generally, Fund securities and other investments are valued as follows:

●
Equity securities (including shares of closed-end investment companies and exchange-traded funds (“ETFs”), exchange-traded notes, rights, and warrants — listed equity securities are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by a third-party pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities discussed below) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by a third-party pricing service. If there is no sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by a third-party pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

●
Debt Securities and unlisted preferred equity securities — evaluated bids furnished to the Fund by a third-party pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

●	Senior Loans — bid prices supplied by a third-party pricing service, if available, or bid prices obtained from broker-dealers.

●
Bilateral Swaps — bilateral credit default swaps are valued based on mid prices (between the bid and ask prices) supplied by a third-party pricing service. Bilateral interest rate swaps and bilateral standardized commodity and equity index total return swaps are valued based on prices supplied by a third-party pricing service. If prices from a third-party pricing service are not available, prices from a broker-dealer may be used.

●	Centrally Cleared Swaps – settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

●
Options — domestic exchange-traded index and single name equity options contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Foreign exchange-traded single name equity options contracts are valued at the most recent settlement price. Options contracts on foreign indices are priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. OTC currency options and swaptions are valued at mid prices (between the bid and ask prices) supplied by a third-party pricing service, if available. Other OTC options contracts (including currency options and swaptions not priced through a third-party pricing service) are valued based on prices obtained from broker-dealers. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies described below.

●
Futures — most recent settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies described below.

●	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by a third-party pricing service.

●	Mutual Funds - net asset value

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by a third-party service. As noted below, Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in its capacity as “valuation designee.” The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund. Valuations for securities traded in the OTC market may be based on factors such as market information, transactions for comparable securities, and various relationships between securities or bid prices obtained from broker-dealers. Evaluated prices from a third-party pricing service may require subjective determinations and may be different than actual market prices or prices provided by other pricing services.
Rule 2a-5 under the 1940 Act addresses valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 permits a fund’s board to designate the fund’s primary investment Adviser to perform the fund’s fair value determinations, which are subject to board oversight and certain reporting and other requirements. As of the date of this Statement, the Adviser serves as the Fund’s valuation designee for purposes of compliance with Rule 2a-5 under the 1940 Act.
Trading in some of the portfolio securities or other investments of the Fund takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of this Fund’s NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of this Fund’s portfolios may change on days when this Fund is not open for business and its shares may not be purchased or redeemed.
The per share NAV of a class of the Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class. The public offering price of a Class A share of the Fund is the NAV per share plus a sales charge as set forth in the Fund’s Prospectus.
REDUCED SALES CHARGES
The following special purchase plans are summarized in the Prospectus and are described in greater detail below. Investors should note that in many cases, the financial intermediary, and not the Fund, is responsible for ensuring that the investor receives current discounts.
If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure you obtain the proper “breakpoint” discount. In order to reduce your sales charge, it will be necessary at the time of purchase to inform the Distributor and your financial intermediary, in writing, of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to the investor’s account.

You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold Fund shares, including accounts with other financial intermediaries, and your family members’ and other related parties’ accounts, in order to verify your eligibility for the reduced sales charge.
Please see Appendix A to the Prospectus for information regarding eligibility for sales load waivers and discounts available through specific financial intermediaries, which may differ from those disclosed elsewhere in the Prospectus or this Statement.
Cumulative Purchase Discount
The Cumulative Purchase Discount privilege is described in the Prospectus.
Letter of Intent
A Letter of Intent (a “Letter”), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder’s intended aggregate purchases of all series and classes of the Trust and other Natixis Funds over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.
A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Transfer Agent.
Purchases made within 90 days of the establishment of the Letter may be used towards meeting the Letter of Intent.
The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trust held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.
The Transfer Agent will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to the Transfer Agent the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes the Transfer Agent to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.
Combining Accounts
For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder’s total investment (calculated at the current public offering price) in all series and classes of the Natixis Funds with the purchases and total investment of the shareholder’s spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those previously mentioned, single trust estates, individual retirement accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceeds a sales charge breakpoint as disclosed in the Prospectus, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies.
For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge. Savings Incentive Match Plan for Employees (“SIMPLE IRA”) contributions are automatically linked with those of participants in the same SIMPLE IRA Plan (Class A shares only) using the Natixis Funds prototype documents. All share classes are linked for the purpose of calculating sales charges. SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation.
Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.
Clients of the Adviser
Investment advisory clients of Natixis Advisors and its affiliates may invest in Class Y shares of the Fund below the minimums stated in the Prospectus. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the Fund by (1) clients of an Adviser to any series of the Trust or another Natixis Fund; any director, officer or partner of a client of an Adviser to any series of the Trust or another Natixis Fund; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an Adviser to any series of the Trust or another Natixis Fund if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through a Keogh or IRA and is a participant in an employee benefit plan that is a client of an Adviser to any series of the Trust or another Natixis Fund. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

Eligible Governmental Authorities
There is no sales charge or CDSC related to investments in Class A shares by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.
Investment Advisory Accounts
Class A shares of any Fund may be purchased at NAV by registered investment advisers, financial planners or other intermediaries who place trades for their own accounts or by clients of registered investment advisers, financial planners or other intermediaries where the registered investment adviser, financial planner or other intermediary receives an advisory, management, or consulting fee for the investment in the Fund. Investors may be charged a fee if they effect transactions through a broker or agent.
Certain Broker-Dealers and Financial Services Organizations
Class A shares of the Fund may also be purchased at NAV through certain broker-dealers or financial services organizations without any transaction fee. Such organizations may also receive compensation paid by Natixis Advisors, or its affiliates out of their own assets (as described in the section “Distribution Agreements and Rule 12b-1 Plans”), or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.
Certain Clients of Financial Intermediaries
Class A shares may be offered without front-end sales charges or a CDSC to clients of a financial intermediary that has entered into an agreement with the Distributor and has been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee.
Certain Retirement Plans
Class A shares of the Fund may be purchased at NAV for investments by certain retirement plans. The availability of this pricing may depend upon the policies and procedures of your specific intermediary; consult your financial advisor.
“Certain Retirement Plans” as it relates to load waivers, share class eligibility, and account minimums is defined as follows:
Certain Retirement Plans include 401(k), 457, 401(a) (including profit-sharing, money purchase pension plans), 403(b), 403(b)(7), defined benefit plans, non-qualified deferred compensation plans, Taft-Hartley multi-employer plans and retiree health benefit plans. Accounts must be plan level omnibus accounts to qualify.
Certain Retirement Plans do not include individual retirement accounts such as an IRA, SIMPLE IRA, SEP IRA, SARSEP IRA, and Roth IRA. Any account registered in the name of a participant does not qualify.
Bank Trust Departments or Trust Companies
Class A shares of the Fund are available at NAV for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.
DISTRIBUTIONS
As described in the Prospectus, it is the policy of the Fund to pay shareholders at least annually according to the schedule specified in the Fund’s Prospectus, as dividends, all or substantially all of its net investment income and to distribute annually (or, in the case of short-term gains, more frequently than annually if determined by the Fund to be in the best interest of shareholders) all or substantially all of its net realized capital gains, if any, after offsetting any capital loss carryforwards. To the extent permitted by law, the Board may adopt a different schedule for making distributions as long as distributions of net investment income and net realized capital gains, if any, are made at least annually. The Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that the Fund’s distributions will not decrease or that the Fund will make any distributions when scheduled. For example, foreign currency losses could potentially reduce or eliminate, and have in the past reduced or eliminated, regularly scheduled distributions for the Fund.
Ordinary income dividends and capital gain distributions are reinvested based upon the NAV determined as of the close of the NYSE on the ex-dividend date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Natixis Funds, contacting Natixis Funds at 800-225-5478 or visiting im.natixis.com to change your distribution option. In order for a change to be in effect for any dividend or distribution, it must be received by the Natixis Funds on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned as “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.
As required by federal law, U.S. federal income tax information regarding Fund distributions will be furnished to each shareholder for each calendar year early in the succeeding year. Funds with significant investments in REITs typically request a 30-day extension to provide such federal tax information to their shareholders.
TAXES
The following discussion of certain U.S. federal income tax consequences of an investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to an investment in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situations and the possible application of foreign, state and local tax laws.
Taxation of the Fund
The Fund has elected to be treated and intends to qualify and be eligible to be treated each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs under the Code, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of the Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest (1) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (2) in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, and net tax-exempt income, if any, for such year.
In general, for purposes of the 90% gross income requirement described in (i) above, income derived by the Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived by the Fund from an interest in a QPTP (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.
For purposes of the diversification requirements described in (ii) above, “outstanding voting securities of an issuer” include the equity securities of a QPTP. Also for purposes of the diversification requirements described in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to satisfy the diversification requirements in (ii) above.
Assuming that it qualifies for treatment as a RIC, the Fund will not be subject to U.S. federal income tax on income or gains distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax or interest, disposing of certain assets or making additional distributions. If the Fund were ineligible to or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gain, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided in both cases that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If the Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amount retained. The Fund also intends to distribute annually all or substantially all of its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly filed U.S. federal income tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if the Fund retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year, if any, after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term.
If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or December 31 of that year if the Fund is eligible to and so elects) plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year; in the case of a fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.
Taxation of Fund Distributions
For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued final regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of the excess of net short-term capital gain over net long-term capital loss generally will be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryforwards.
Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or the shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a “passive foreign investment company” (as defined below). Income derived from investments in derivatives, fixed-income securities and REITs generally is not eligible for treatment as qualified dividend income.
In general, distributions of investment income properly reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. The Fund does not expect a significant portion of its distributions to qualify for treatment as qualified dividend income.
In general, properly reported dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by the Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of various provisions of the Code (for example, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock — generally, stock acquired with borrowed funds). Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction. Accordingly, the Fund does not expect a significant portion of its distributions to be eligible for the dividends received deduction.
Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.
Distributions by a RIC to its shareholders that the RIC properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A RIC is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
A RIC that receives business interest income may pass through its net business interest income to shareholders for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of Code. A RIC’s total “Section 163(j) Interest Dividends” for a tax year are limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, among other requirements, in order to be eligible to treat a Section 163(j) Interest Dividend as interest income, a shareholder must have held the shares in the Fund on which such dividend is paid for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.
The Code generally imposes a 3.8% tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.
Dividends declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which the dividends are declared rather than the calendar year in which they are received.
If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital generally is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.
Sale, Exchange or Redemption of Shares
A sale, exchange or redemption of Fund shares generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, gain or loss on the taxable disposition of Fund shares generally will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rules if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.
Tax Implications of Certain Fund Investments
Certain Fixed-Income and Other Instruments
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
If the Fund holds the foregoing kinds of debt obligations, or other debt obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium
Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.
Certain Higher-Risk and High Yield Securities
The Fund may invest in lower-quality debt obligations or debt obligations that are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of default, or in default, present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether the Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by the Fund when as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
A portion of the interest paid or accrued on certain high yield discount obligations in which the Fund may invest may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund to corporate shareholders may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.
Passive Foreign Investment Companies
Funds that invest in foreign securities may own shares (or be treated as owning shares) in certain foreign entities that are treated as “passive foreign investment companies” (each a “PFIC”), which could potentially subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may make certain elections to avoid the imposition of that tax. For example, the Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though the Fund had sold and repurchased its holdings in the PFIC on the last day of each taxable year of the Fund. Such gains and losses are treated as ordinary income and loss. The Fund may also in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund would be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives any distributions from the PFIC.
The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.
Foreign Taxes
Income, gains and proceeds received by the Fund from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at the Fund’s tax year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Tax-exempt shareholders and those who invest in the Fund through tax-advantaged arrangements (including those who invest in the Fund through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so.

Options, Futures, Forward Contracts, Short Sales, Swap Agreements and Hedging Transactions
The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by Section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40” gains or losses)

although certain foreign currency gains and losses from such contracts may be treated as ordinary in character, as described below. Also, any Section 1256 Contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 or ordinary gain or loss, as applicable.
The Fund’s investments in futures contracts, forward contracts, options, straddles, contingent payment debt instruments, trust preferred securities, convertible bonds, swap agreements, and options on swaps and foreign currencies, derivatives, as well as any of its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income (without receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation, defer losses to the Fund, or cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. In certain cases, these tax implications may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements (to avoid the payment of Fund-level taxes), which also may accelerate the recognition of gain and affect the Fund’s total return.
Moreover, because the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level tax.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, that Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss depending on whether the premium income received by that Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, that Fund generally will recognize short-term gain equal to the premium received.
Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.
Certain of the Fund’s investments, including but not limited to, derivative instruments, foreign currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and avoid a fund-level tax. If the Fund’s book income exceeds the sum of its taxable income, including net realized capital gains, and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to he extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income, if any), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions
Gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency options, futures contracts, forward contracts and currency swaps (and similar instruments, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments may be treated under Section 988 of the Code as ordinary income or loss. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss. The Fund’s forward contracts may qualify as Section 1256 contracts under the Code if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked-to-market annually like other Section 1256 contracts, the resulting gain or loss would be ordinary. If the Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts, as described above, would apply to those forward currency contracts: that is, the contracts would be marked-to-market annually and gains and losses with respect to the contracts would be treated as 60/40 gain or loss. If the Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 contracts, such contracts would not be marked to market annually and the Fund would recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. The Fund may elect out of Section 988 with respect to all, some or none of its forward currency contracts.
Partnerships and Other Pass-Through Structures
To the extent the Fund invests in entities that are treated as partnerships (other than QPTPs, as defined above), trusts, or other pass-through structures for U.S. federal income tax purposes, all or a portion of any income and gains from such entities could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. For example, income that the Fund derives from indirect investments, through such entities, in certain commodity-linked instruments generally will not or may not be considered qualifying income for the purposes of the 90% gross income requirement. In such cases, the Fund’s investments in such entities could be limited by its intention to qualify as a RIC, and could bear on its ability to so qualify. Income from such entities may be allocated to the Fund on a gross, rather than net, basis, for purposes of the 90% gross income requirement.
REITs, REMICs, and TMPs
The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, such distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
The Fund may invest directly or indirectly (including through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC generally will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See also the section “Tax-Exempt Shareholders” below for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a RIC that recognizes excess inclusion income.
Investments in Other RICs
The Fund’s investments in shares of another mutual fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from such the Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.
If the Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.
If the Fund were to own 20% or more of the voting interests of an underlying RIC, subject to a safe harbor in respect of certain fund of funds arrangements, the Fund would be required to “look through” the underlying RIC to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying RIC’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described above.
Investments in Exchange-Traded Notes
The timing and character of income or gains arising from exchange-traded notes can be uncertain. An adverse determination or future guidance by the IRS with respect to such rules (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a RIC and to avoid a fund-level tax.
Tax-Exempt Shareholders
Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking effect,” a tax-exempt shareholder could realize UBTI by virtue of its investments in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.
A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply when CRTs invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.
Backup Withholding
The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Non-U.S. Shareholders
Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“Foreign Persons”) properly reported by the Fund as (1) Capital Gain Dividends, (2) interest-related dividends and (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions attributable to U.S. source interest income of types similar to those that would not have been subject to U.S. federal income tax if earned directly by an individual shareholder that is a Foreign Person, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.
The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Foreign Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Foreign Person of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Foreign Persons. The exception to withholding for interest-related dividends does not apply to distributions to a Foreign Person (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Person is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, and (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Foreign Person and the Foreign Person is a controlled foreign corporation. The Fund, however, does not intend to report any distributions as interest-related or short-term capital gain dividends ineligible for these exemptions from withholding.
In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports a payment as an interest-related or short-term capital gain dividend. Foreign Persons should contact their intermediaries regarding the application of these rules to their accounts.
Distributions by the Fund to Foreign Persons other than Capital Gain Dividends, interest-related dividends and short-term capital gain dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business, the dividends generally will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a beneficial holder of Fund shares who or which is a Foreign Person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the holder in the United States. More generally, a beneficial holder of Fund shares who or which is a Foreign Person and who or which is a resident in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and is urged to consult its tax advisors.
A beneficial holder of Fund shares who is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, or redemption and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the Foreign Person’s sale of shares of the Fund (as described below).
Subject to certain exceptions (for example, if the Fund were a “United States real property holding corporation” as described below), the Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated earnings and profits for the applicable taxable year) when paid to a beneficial holder of Fund shares who or which is a Foreign Person.
Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.
If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a shareholder that is a Foreign Person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s shareholders that are Foreign Persons and would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Person’s current and past ownership of the Fund.
In addition, if an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% shareholder that is a Foreign Person, in which case such Foreign Person generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
Shareholders of the Fund that are Foreign Persons also may be subject to “wash sale” rules to prevent the avoidance of the tax filing and payment obligations discussed above through the sale and repurchase of Fund shares.
The Fund generally does not expect that it will be a QIE.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, Foreign Persons must comply with special certification and filing requirements relating to their non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign Persons should consult their tax advisors concerning the tax consequences of owning shares of the Fund, including the certification and filing requirements imposed on Foreign Persons in order to qualify for exemption from the backup withholding tax rates described above or a reduced rate of withholding provided by treaty.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their financial interest in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, or if holding shares through an intermediary, their intermediary, regarding the applicability to them of this reporting requirement.
Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Certain Additional Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., interest-related dividends and short-term capital gain dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Other Tax Matters
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans and tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of such an investment in their particular tax situations.
Dividends and distributions, and gains from the sale of the Fund’s shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.
PERFORMANCE INFORMATION
Yield and Total Return
The Fund may advertise the yield and total return of each class of its shares. The Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield and total return and the tax-exempt status of distributions should be considered when comparing the Fund’s yield and total return to yields and total returns published for other investment companies and other investment vehicles. Yield and total returns should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund. Yield and total return may be stated with or without giving effect to any expense limitations in effect for the Fund. For those funds that present yield and total returns reflecting an expense limitation, its yield and total return would have been lower if no limitation were in effect. Yield and total return will generally be higher for Class A and Class Y shares than for Class C shares of the Fund, because of the higher levels of expenses borne by the Class C shares. Because of its lower operating expenses, Class N shares of the Fund can be expected to achieve a higher yield and total return than the same Fund’s Class A, Class C and Class Y shares.

The Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class’s distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the NAV. If the NAV, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.
At any time in the future, yield and total return may be higher or lower than past yields or total returns, and there can be no assurance that any historical results will continue.
Investors in the Fund are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.
Benchmark Comparisons
Performance information for the Fund will be included in the Fund’s Prospectus (in the subsection “Risk/Return Bar Chart and Table” within the Fund Summary), along with the performance of an appropriate benchmark index.
THIRD-PARTY INFORMATION
The Prospectus and this Statement may contain references to third-party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates’ services, funds or other financial products.
The index information contained in the Prospectus and this Statement is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third-party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.
FINANCIAL STATEMENTS
The financial statements, financial highlights and the reports of PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Fund, included in the Natixis Funds Trust IV Form N-CSR dated January 31, 2026, are incorporated herein by reference to such report. The Fund’s shareholder reports are available upon request and without charge. The Fund will send a single copy of its shareholder report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any shareholder report by telephone at 800-225-5478 or by writing to the Fund at: 888 Boylston Street, Suite 800, Boston, MA 02199-8197 or by visiting the Fund’s website at im.natixis.com. The shareholder reports are also available online at the SEC’s website at www.sec.gov.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
The Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by S&P Global Ratings, Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Inc. (“Fitch”) or, if unrated, determined by the Adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of S&P Global Ratings, Moody’s, and Fitch ratings applicable to fixed-income securities.
S&P Global Ratings — A brief description of the applicable rating symbols of S&P Global Ratings and their meanings (as published by S&P Global Ratings) follows:
Issue Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices.
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise we impute; and

●
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
SPUR (S&P Underlying Rating)
A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.
Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

D
‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
S&P Global Ratings Disclaimers
The analyses, including ratings, of S&P Global Ratings and its affiliates (together, S&P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. S&P Global Ratings’ opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: ‘L’ qualifier
Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
Principal: ‘p’ qualifier
This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary ratings: ‘prelim’ qualifier
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

●	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

●
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

●
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

●
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

●	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Counterparty instrument rating: ‘cir’ qualifier
This symbol indicates a counterparty instrument rating (“CIR”), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers
Inactive qualifiers are no longer applied or outstanding.
Contingent upon final documentation: ‘*’ inactive qualifier
This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
Termination of obligation to tender: ‘c’ inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier
The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
Interest Payment: ‘i’ inactive qualifier
This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicated that the rating addressed the interest portion of the obligation only. The ‘i’ suffix was always used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of ‘AAApNRi’ indicating that the principal portion was rated ‘AAA’ and the interest portion of the obligation was not rated.
Public information ratings: ‘pi’ qualifier
This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
Provisional ratings: ‘pr’ inactive qualifier
The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
Quantitative analysis of public information: ‘q’ inactive qualifier
A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
Extraordinary risks: ‘r’ inactive qualifier
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Local Currency And Foreign Currency Ratings
S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.
Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s rating symbols and their meanings (as published by Moody’s) follows:
Moody’s Global Rating Scales
Credit Ratings are assigned on Moody’s global long-term and short-term rating scales and are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
Global Long-Term Rating Scale
Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Issuer Ratings
Issuer Ratings are opinions of the ability of entities to honor senior unsecured debt and debt like obligations. As such, Issuer Ratings incorporate any external support that is expected to apply to all current and future issuance of senior unsecured financial obligations and contracts, such as explicit support stemming from a guarantee of all senior unsecured financial obligations and contracts, and/or implicit support for issuers subject to joint default analysis (e.g. banks and government-related issuers). Issuer Ratings do not incorporate support arrangements, such as guarantees, that apply only to specific (but not to all) senior unsecured financial obligations and contracts.
While Issuer Ratings reflect the risk that debt and debt-like claims are not serviced on a timely basis, they do not reflect the risk that a contract or other non-debt obligation will be subjected to commercial disputes. Additionally, while an issuer may have senior unsecured obligations held by both supranational institutions and central banks (e.g., IMF, European Central Bank), as well as other investors, Issuer Ratings reflect only the risks faced by other investors.

Long-Term and Short-Term Obligation Ratings
Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations on contractually promised payments and the expected financial loss suffered in the event of default or impairment.
Medium-Term Note Program Ratings
Moody’s assigns provisional ratings to medium-term note (“MTN”) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).
MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Global Short-Term Rating Scale
P-1
Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2
Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3
Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short-Term Issuer Ratings
N-1
N-1 issuers or issuances represent the strongest likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-2
N-2 issuers or issuances represent an above average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-3
N-3 issuers or issuances represent an average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-4
N-4 issuers or issuances represent a below average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
Fitch Ratings, Inc.—A brief description of the applicable rating symbols of Fitch and their meanings (as published by Fitch) follows:
About Ratings and Rating Scales
Fitch publishes credit ratings that are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (“IDRs”) are assigned to corporations, sovereign entities, and financial institutions, such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating.

Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments, Structured finance ratings are issue ratings to securities backed by receivables or other financial assets that consider the obligations’ relative vulnerability to default.
Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). Please see the section Specific Limitations Relating to Credit Rating Scales for details.
Fitch also publishes other ratings, scores and opinions. For example, Fitch provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.
Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment-grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment-grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment-grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default already occurred.
Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its webpage.
Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings, please refer to Fitch’s Ratings Transition and Default Studies, which detail the historical default rates. The European Securities and Markets Authority also maintains a central repository of historical default rates.
Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Nonetheless, ratings do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, payments linked to performance of an equity index).
Fitch will use credit rating scales to provide ratings to privately issued obligations or certain note issuance programs, or for private ratings using the same public scale and criteria. Private ratings are not published, and are only provided to the issuer or its agents in the form of a rating letter.
The primary credit rating scales may also be used to provide ratings for a narrower scope, including interest strips and return of principal, or in other forms of opinions, such as Credit Opinions or Rating Assessment Services.
Credit Opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit Opinions will be indicated using a lowercase letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit Opinions will be typically point-in-time but may be monitored if the analytical group believes information will be sufficiently available.
Rating Assessment Services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While Credit Opinions and Rating Assessment Services are point-in-time and are not monitored, they may have a directional Watch or Outlook assigned, indicates the relative likelihood of rating transition.
Ratings assigned by Fitch are opinions based on established, approved and published criteria. A variation to criteria may be applied but will be explicitly cited in our rating action commentaries (RACs), which are used to publish credit ratings when established and upon annual or periodic reviews.
Ratings are the collective work product of Fitch, and no individual, or group of individuals, is solely responsible for a rating. Ratings are not facts and, therefore, cannot be described as being “accurate” or “inaccurate.” Users should refer to the definition of each individual rating for guidance on the dimensions of risk covered by the rating.
Issuer Default Ratings
Rated entities in several sectors, including financial and non-financial corporations, sovereigns, insurance companies and some sectors within public finance, are generally assigned IDRs. IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default - including by way of a distressed debt exchange (“DDE”) - on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest Credit Quality.
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality.
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality.
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly Speculative.
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk.
Default is a real possibility.
CC: Very High Levels of Credit Risk.
Default of some kind appears probable.
C: Near Default.
A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

●	The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

●	The formal announcement by the issuer or their agent of a DDE; and

●
A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted Default.
‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

●	An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

●	Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

●	Has not otherwise ceased operating. This would include:

●	The selective payment default on a specific class or currency of debt; and

●
The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D: Default.
‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a DDE.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Specific Limitations Relevant to Ratings Assigned Using the Primary Credit Rating Scale and Financial Institution Ratings
The following specific limitations relate to issuer default scales, ratings assigned to corporate finance obligations, ratings assigned to public finance obligations, ratings assigned to structured finance transactions, ratings assigned to global infrastructure and project finance transactions, ratings assigned for banks and non-bank financial institutions (Viability Ratings, Government Supporting Ratings, Shareholder Supporting Ratings, Derivative Counterparty Ratings, Ex-governmental Support Ratings, as well as historical Support Ratings and Support Rating Floors) and Insurer Financial Strength (IFS) ratings:

●	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

●	The ratings do not opine on the market value of an issuer’s securities or stock, or the likelihood that this value may change.

●	The ratings do not opine on the liquidity of an issuer’s securities or stock.

●	The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following cases:

○	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.

○
In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

●	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default or in the case of Viability Ratings (VRs) on its relative vulnerability to failure. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.
The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.
The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.
In the case of Government and Shareholder Support Ratings, the ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative likelihood of receiving external extraordinary support.
The ratings do not opine on the suitability of any security for investment or any other purposes.
Short-Term Ratings Assigned to Issuers and Obligations
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality
Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality
The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk
Default is a real possibility.

RD: Restricted Default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Rating Actions and Reviews
Assignment (New Rating)*:
A rating has been assigned to a previously unrated issuer or issue.
Publication (Publish)*:
Initial public announcement of a rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.
Affirmations*:
The rating has been reviewed with no change in rating through this action. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.
Upgrade*:
The rating has been raised in the scale.
Downgrade*:
The rating has been lowered in the scale.
Reviewed- No Action*:
The rating has been reviewed by a credit rating committee with no change in rating or Outlook. As of the review date, the credit rating committee determined that nothing had sufficiently changed to warrant a new rating action. Such review will be published on the agency’s website, but a RAC will not be issued.
Matured*/Paid-In-Full:

●
‘Matured’ – Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’.

●	‘Paid-In-Full’ – Denoted as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.

Pre-refunded*:
Assigned to certain long-term U.S. public finance issues after Fitch assesses refunding escrow.
Withdrawn*:
The rating has been withdrawn and the issue or issuer is no longer rated by Fitch.
When a public rating is withdrawn, Fitch will issue a RAC that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal. A RAC is not required when an issue has been redeemed, matured, repaid or paid in full.
Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. However, this is not always possible, for example if a rating is withdrawn due to a lack of information. Rating Watches are also resolved prior to or concurrent with withdrawal unless the timing of the event driving the Rating Watch does not support an immediate resolution.
Ratings that have been withdrawn will be indicated by the symbol ‘WD’.
Under Criteria Observation
The rating has been placed Under Criteria Observation (“UCO”) upon the publication of new or revised criteria that is applicable to the rating, where the new or revised criteria has yet to be applied to the rating and where the criteria could result in a rating change when applied but the impact is not yet known. UCO is not a credit review and does not affect the rating level or Outlook/Watch, and does not satisfy the minimum annual review requirement. Placing a rating on UCO signals the beginning of a period during which the new or revised criteria will be applied. Where there is heightened probability of the application of the new or revised criteria resulting in a rating change in a particular direction, a Rating Watch may be assigned in lieu of the UCO to reflect the potential impact of the new or revised criteria. The status of UCO will be resolved after the application of the new or revised criteria, which must be completed within six months from the publication date of the new or revised criteria. UCO is only applicable to private and public international credit ratings. It is not applicable to National Ratings, Non-Credit Scale Ratings, Credit Opinions or Rating Assessment Services. It is not applicable to ratings status Paid in Full, Matured, Withdrawn or Not Rated.
Criteria Observation Removed
UCO can be addressed and removed by a subsequent rating action such as affirmation, upgrade or downgrade; with these actions, the annual review requirement is also met. Where a rating action has not been taken, a Criteria Observation Removed action may be taken if it has been determined that the rating would not change due to the application of the new criteria. The Criteria Observation Removed action does not satisfy Fitch’s minimum annual credit review requirement.
Recovery Rating Revision
Change to an issue’s Recovery Rating.
Rating Modifier Actions
Modifiers include Rating Outlooks and Rating Watches.
Outlook Revision:
Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating.
An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.
A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one-to two-year period.
Rating Watch On*:
The issue or issuer has been placed on active Rating Watch status.
Rating Watch Maintained*:
The issue or issuer has been reviewed and remains on active Rating Watch status.
Rating Watch Revision*:
Rating Watch status has changed.
Support Floor Rating Revision:
Applicable only to Support Ratings related to financial institutions, which are amended only with this action.
Under Review:
Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating.”
*	A Rating Action or Review must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Rating Actions, Data Actions, or changes in rating modifiers, meet this requirement. Actions or Reviews that can meet this requirement are noted with an *.

Registration Nos. 333-37314

811-09945

NATIXIS FUNDS TRUST IV

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)			Articles of Incorporation.

	(1)		Natixis Funds Trust IV (the “Registrant”) Second Restatement of Amended Agreement and Declaration of Trust dated June 2, 2005 is incorporated by reference to exhibit (a)(1) to post-effective amendment (“PEA”) No. 10 to the initial registration statement (the “Registration Statement”) filed on April 28, 2006.

	(2)		Amendment No. 1 to Second Restatement of Amended Agreement and Declaration of Trust, dated August 6, 2007 is incorporated by reference to exhibit (a)(2) to PEA No. 12 to the Registration Statement filed on April 29, 2008.

	(3)		Amendment No. 2 dated September 15, 2017 to the Agreement and Declaration is incorporated by reference to exhibit (a)(3) to PEA No. 35 to the Registration Statement filed on April 27, 2018.

(b)			By-Laws.

	(1)		The Registrant’s Amended and Restated By-Laws dated September 23, 2008 are incorporated by reference to exhibit (b)(1) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(c)			Instruments Defining Rights of Security Holders.

	(1)		Rights of shareholders are described in Article III and Article V of the Registrant’s Agreement and Declaration which is incorporated by reference to exhibit (c) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

(d)			Investment Advisory Contracts.

	(1)		Advisory Agreement dated October 30, 2000, between the Registrant, on behalf of AEW Global Focused Real Estate Fund (formerly, the AEW Real Estate Fund), and AEW Capital Management, L.P. (“AEW”) is incorporated by reference to exhibit (d)(1) to PEA No. 1 to the Registration Statement filed on October 30, 2000.

		(i)	Addendum dated May 31, 2019 to the Advisory Agreement dated October 30, 2000, between the Registrant, on behalf of AEW Global Focused Real Estate Fund, and AEW is incorporated by reference to exhibit (d)(1)(i) to PEA No. 40 to the Registration Statement filed on May 30, 2019.

(e)			Underwriting Contracts.

	(1)		Distribution Agreement dated March 3, 2003, between Registrant, on behalf of AEW Global Focused Real Estate Fund, and Natixis Distribution, LLC. (“Natixis Distribution”), is incorporated by reference to PEA No. 5 to the Registration Statement filed on April 29, 2003.

	(2)		Form of Dealer Agreement used by Natixis Distribution is filed herewith.

(f)			Bonus or Profit Sharing Contracts.

	(1)		Not Applicable.

(g)			Custodian Agreements.

	(1)		Master Custodian Agreement dated September 1, 2005, among the Registrant, on behalf its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, and State Street Bank and Trust Company (“State Street”) is incorporated by reference to exhibit (g)(1) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

	(2)		Amendment No. 1 dated September 15, 2006 to Master Custody Agreement dated September 1, 2005 between Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, and State Street is incorporated by reference to exhibit (g)(2) to PEA No. 11 to the Registration Statement filed on April 27, 2007.

	(3)		Amendment to Master Custody Agreement dated October 14, 2016 by and among the Registrant, on behalf of its series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and State Street is incorporated by reference to exhibit (g)(3) PEA No. 28 to the Registration Statement filed on December 15, 2016.

		(i)	Amended Appendix A and B dated December 13, 2023 to Master Custody Agreement by and among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust, Natixis ETF Trust II and State Street is incorporated by reference to exhibit (g)(3)(i) to PEA No. 52 to the Registration Statement filed on May 29, 2024.

		(ii)	Amended Appendix A dated March 16, 2026 to Master Custody Agreement among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust, Natixis ETF Trust II, Loomis Sayles Credit Income Fund and State Street is filed herewith.

(h)			Other Material Contracts.

	(1)	(i)	Transfer Agency and Services Agreement dated October 1, 2005, among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, and DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.) (“DST”) is incorporated by reference to exhibit (h)(1)(i) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

		(ii)	Amendment dated October 1, 2008 to Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, and DST is incorporated by reference to exhibit (h)(1)(iv) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

		(iii)	Amendment dated October 1, 2011 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and DST is incorporated by reference to exhibit (h)(1)(iii) to PEA No. 18 to the Registration Statement filed on April 27, 2012.

		(iv)	Amendment dated February 21, 2012 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and DST is incorporated by reference to exhibit (h)(1)(iv) to PEA No. 18 to the Registration Statement filed on April 27, 2012.

		(v)	Addendum dated September 12, 2014 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and DST is incorporated by reference to exhibit (h)(1)(v) to PEA No. 24 to the Registration Statement filed on April 29, 2015.

		(vi)	Amendment dated October 1, 2017 to Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Gateway Trust and DST is incorporated by reference to exhibit (h)(1)(viii) to PEA No. 35 to the Registration Statement filed on April 27, 2018.

		(vii)	Amendment dated December 15, 2021 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Fund I, Loomis Sayles Funds II, Gateway Trust and DST is incorporated by reference to exhibit (h)(1)(x) to PEA No. 47 to the Registration Statement filed on December 14, 2021.

(viii)

Amendment dated October 1, 2023 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Fund I, Loomis Sayles Funds II, Gateway Trust and SS&C is incorporated by reference to exhibit (h)(1)(viii) to PEA No. 52 to the Registration Statement filed on May 29, 2024.

(vix)

Amendment dated September 23, 2025 to the Transfer Agency and Services Agreement dated October 1, 2025 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Fund I, Loomis Sayles Funds II, Gateway Trust and SS&C is filed herewith.

(2)	(i)	Administrative Services Agreement dated January 3, 2005, between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Advisors is incorporated by reference to exhibit (h)(2)(i) to PEA No. 42 to the Registration Statement filed on May 29, 2020.

	(ii)	First Amendment dated November 1, 2005 to the Administrative Services Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Advisors is incorporated by reference to exhibit (h)(2)(ii) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

	(iii)	Second Amendment dated January 1, 2006 to the Administrative Services Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Advisors is incorporated by reference to exhibit (h)(2)(iii) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

	(iv)	Third Amendment dated July 1, 2007 to the Administrative Services Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Advisors is incorporated by reference to exhibit (h)(2)(iv) to PEA No. 12 to the Registration Statement filed on April 29, 2008.

	(v)	Fourth Amendment dated September 17, 2007 to the Administrative Services Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Advisors is incorporated by reference to exhibit (h)(2)(v) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

	(vi)	Fifth Amendment dated February 1, 2008 to the Administrative Services Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Advisors is incorporated by reference to exhibit (h)(2)(vi) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(vii)	Sixth Amendment dated February 19, 2008 to the Administrative Services Agreement between the Registrant on behalf of its series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(vii) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(viii)	Seventh Amendment dated July 1, 2008 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(viii) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(ix)	Eighth Amendment dated September 29, 2008 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(ix) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(x)	Ninth Amendment dated October 31, 2008 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(x) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(xi)	Tenth Amendment dated January 9, 2009 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xi) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(xii)	Eleventh Amendment dated July 27, 2009 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xii) to PEA No. 14 to the Registration Statement filed on March 1, 2010.

(xiii)	Twelfth Amendment dated February 25, 2010 to the Administrative Services Agreement between Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xiii) to PEA No. 14 to the Registration Statement filed on March 1, 2010.

(xiv)	Thirteenth Amendment dated July 1, 2010 to the Administrative Services Agreement between Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xiv) to PEA No. 16 to the Registration Statement filed on April 30, 2011.

(xv)	Fourteenth Amendment dated September 21, 2010 to the Administrative Services Agreement between Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xv) to PEA No. 16 to the Registration Statement filed on April 30, 2011.

(xvi)	Fifteenth Amendment dated December 14, 2010 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xvi) to PEA No. 16 to the Registration Statement filed on April 30, 2011.

(xvii)	Sixteenth Amendment dated July 1, 2011 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xvii) to PEA No. 18 to the Registration Statement filed on April 27, 2012.

(xviii)	Seventeenth Amendment dated September 16, 2011 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xviii) to PEA No. 18 to the Registration Statement filed on April 27, 2012.

(xix)	Eighteenth Amendment dated March 28, 2012 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xix) to PEA No. 18 to the Registration Statement filed on April 27, 2012.

(xx)	Nineteenth Amendment dated June 29, 2012 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xx) to PEA No. 20 to the Registration Statement filed on April 29, 2013.

(xxi)	Twentieth Amendment dated November 16, 2012 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxi) to PEA No. 20 to the Registration Statement filed on April 29, 2013.

(xxii)	Twenty-First Amendment dated September 26, 2013 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxii) to PEA No. 20 to the Registration Statement filed on April 29, 2014.

(xxiii)	Twenty-Second Amendment dated February 10, 2014 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxiii) to PEA No. 22 to the Registration Statement filed on April 29, 2014.

(xxiv)	Twenty-Third Amendment dated July 1, 2014 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxiv) to PEA No. 24 to the Registration Statement filed on April 29, 2015.

(xxv)	Twenty-Fourth Amendment dated July 10, 2014 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxv) to PEA No. 24 to the Registration Statement filed on April 29, 2015.

(xxvi)	Twenty-Fifth Amendment dated September 30, 2014 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxvi) to PEA No. 24 to the Registration Statement filed on April 29, 2015.

(xxvii)	Twenty-Sixth Amendment dated December 1, 2014 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxvii) to PEA No. 24 to the Registration Statement filed on April 29, 2015.

(xxviii)	Twenty-Seventh Amendment dated June 30, 2015 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxviii) to PEA No. 26 to the Registration Statement filed on April 28, 2016.

(xxix)	Twenty-Eighth Amendment dated November 30, 2015 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxix) to PEA No. 26 to the Registration Statement filed on April 28, 2016.

(xxx)	Twenty-Ninth Amendment dated March 31, 2016 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxx) to PEA No. 26 to the Registration Statement filed on April 28, 2016.

(xxxi)	Thirtieth Amendment dated October 14, 2016 to the Administrative Services Agreement by and between the Registrant, on behalf of its series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Natixis ETF Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxxi) to PEA No. 28 to the Registration Statement filed on December 15, 2016.

(xxxii)	Thirty-first Amendment dated November 30, 2016 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Natixis ETF Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxxii) to PEA No. 28 to the Registration Statement filed on December 15, 2016.

(xxxiii)	Thirty-second Amendment dated February 28, 2017 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Natixis ETF Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxxiii) to PEA No. 29 to the Registration Statement filed on February 27, 2017.

(xxxiv)	Thirty-third Amendment dated December 26, 2017 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds II, Gateway Trust, Natixis ETF Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxxiv) to PEA No. 35 to the Registration Statement filed on April 27, 2018.

(xxxv)	Thirty-fourth Amendment dated July 1, 2018 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(xxxv) to PEA No. 39 to the Registration Statement filed on March 29, 2019.

	(xxxvi)	Thirty-fifth Amendment dated December 28, 2018 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(xxxvi) to PEA No. 39 to the Registration Statement filed on March 29, 2019.

	(xxxvii)	Thirty-sixth Amendment dated July 1, 2019 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(xxxvii) to PEA No. 42 to the Registration Statement filed on May 29, 2020.

	(xxxviii)	Thirty-seventh Amendment dated September 11, 2020 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(xxxviii) to PEA No. 44 to the Registration Statement filed on April 1, 2021.

	(xxxix)	Thirty-eighth Amendment dated September 29, 2020 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(xxxix) to PEA No. 44 to the Registration Statement filed on April 1, 2021.

	(xl)	Thirty-ninth Amendment dated December 15, 2020 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(xl) to PEA No. 44 to the Registration Statement filed on April 1, 2021.

	(xli)	Fortieth Amendment dated December 15, 2021 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(xli) to PEA No. 47 to the Registration Statement filed on December 14, 2021.

	(xlii)	Forty-first Amendment dated June 28, 2023 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(xlii) to PEA No. 52 to the Registration Statement filed on May 29, 2024.

	(xliii)	Forty-second Amendment dated December 13, 2023 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(xliii) to PEA No. 52 to the Registration Statement filed on May 29, 2024.

	(xliv)	Forty-third Amendment dated March 13, 2026 to the Administrative Services Agreement is filed herewith.

(3)	(i)	Fee Waiver/Reimbursement Undertakings dated May 31, 2026 between AEW and the Registrant, on behalf of AEW Global Focused Real Estate Fund is filed herewith.

	(ii)	Expense Reimbursement Undertaking of Transfer Agency Expenses for Class N shares dated June 18, 2025 between Natixis Advisors and the Registrant, on behalf of AEW Global Focused Real Estate Fund is filed herewith.

(4)	(i)	Securities Lending Agency Agreement dated September 1, 2005 between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, and State Street Bank is incorporated by reference to exhibit (h)(4) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

		(ii)	First Amendment dated December 20, 2005 to the Securities Lending Authorization Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and State Street is incorporated by reference to exhibit (h)(4)(ii) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

		(iii)	Second Amendment dated February 29, 2008 to the Securities Lending Authorization Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and State Street is incorporated by reference to exhibit (h)(4)(iii) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

		(iv)	Third Amendment dated January 1, 2011 to the Securities Lending Authorization Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and State Street is incorporated by reference to exhibit (h)(4)(iv) to PEA No. 16 to the Registration Statement filed on April 30, 2011.

	(5)		Reliance Agreement for Exchange Privileges dated September 30, 2017 by and among Natixis Funds Trust I, Natixis Funds Trust II, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Registrant is incorporated by reference to exhibit (h)(5) to PEA No. 45 to the Registration Statement filed on May 28, 2021.

(6)

Master Administration Agreement dated May 10, 2018 between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Natixis ETF Trust and State Street is incorporated by reference to exhibit (h)(6) to PEA No. 37 to the Registration Statement filed on May 30, 2018.

(i)			Legal Opinion.

	(1)		Opinion and consent of counsel with respect to the AEW Global Focused Real Estate Fund is incorporated by reference to exhibit (i)(1) to PEA No. 2 to the Registration Statement filed on September 1, 2000.

(j)			Other Opinions.

	(1)		Consent of Independent Registered Public Accounting Firm for AEW Global Focused Real Estate Fund is filed herewith.

(k)			Omitted Financial Statements.

	(1)		Not Applicable.

(l)		Initial Capital Agreements.

	(1)	Subscription Agreement between Registrant, on behalf of AEW Global Focused Real Estate Fund, and AEW is incorporated by reference to exhibit (l)(1) PEA No. 2 to the Registration Statement filed on September 1, 2000.

(m)		Rule 12b-1 Plans.

	(1)	Service Plan for the Class A shares of AEW Global Focused Real Estate Fund is incorporated by reference to exhibit (m)(1) to PEA No. 2 to the Registration Statement filed on December 29, 2000.

	(2)	Distribution and Service Plan for the Class C shares of AEW Global Focused Real Estate Fund is incorporated by reference to exhibit (m)(3) to PEA No. 2 to the Registration Statement filed on December 29, 2000.

(n)		Rule 18f-3 Plan.

	(1)	Registrant’s Amended and Restated Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended (the “1940 Act”), effective September 11, 2025 is filed herewith.

(o)		Power of Attorney.

	(1)	Power of Attorney for Kevin P. Charleston, Edmond J. English, David L. Giunta, Richard A. Goglia, Marina Gross, Martin T. Meehan, Maureen B. Mitchell, James P. Palermo, Erik R. Sirri, Kirk A. Sykes, and Cynthia L. Walker dated January 2, 2026 and effective January 2, 2026, designating Michael G. Doherty, Matthew J. Block and Susan McWhan Tobin as attorneys to sign for each Trustee is filed herewith.

(p)		Codes of Ethics.

	(1)	Code of Ethics dated September 14, 2007, as amended December 9, 2025 for the Registrant is filed herewith.

	(2)	Code of Ethics dated May 2011, as amended February 28, 2023 for AEW is incorporated by reference to exhibit (p)(2) to PEA No. 52 to the Registration Statement filed on May 29, 2024.

EX-101.INS	XBRL Instance Document- the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

Item 29. Persons Controlled by or under Common Control with the Fund

None. The Registrant is not aware of any person controlled or under common control with the Registrant. As of May 1, 2026, the persons listed below owned 25% or more of the outstanding voting securities of one or more series of the Registrant and thus may be deemed to “control” the series within the meaning of section 2(a)(9) of the 1940 Act:*

Fund	Shareholder and Address	Percentage of shares held
AEW Global Focused Real Estate Fund	Ascensus Trust Company Fargo, ND 58106-0758	49.31%
	Empower Trust Company Greenwood Village, CO 80111-5002	36.35%
	National Financial Services, LLC Jersey City, NJ 07310-1995	51.76%
	UMB Bank Cinnaminson, NJ 08077-3816	26.55%

Item 30. Indemnification.

Under Article 5 of the Registrant’s By-Laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a “Covered Person”) shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Article 5 of the Registrant’s By-Laws incorporated by reference to exhibit (b)(1) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

The Distribution Agreement, the Master Custodian Agreement, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the “Agreements”) described in this Registration Statement provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Registrant against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with Natixis Investment Managers, LLC and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 31. Business and Other Connections of Investment Adviser.

(a)	AEW, the adviser to the AEW Global Focused Real Estate Fund, provides investment advice to a number of other organizations, institutional clients and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of AEW during the past two years is incorporated herein by reference to schedule A, C and D of Form ADV filed by AEW pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (SEC file No. 801-48034; IARD/CRD No. 108638).

Item 32. Principal Underwriters.

(a)	Natixis Distribution, LLC, the principal underwriter of the Registrant, also serves as principal underwriter for:

Natixis Funds Trust I

Natixis Funds Trust II

Loomis Sayles Funds I

Loomis Sayles Funds II

Gateway Trust

Investment Managers Series Trust

Loomis Sayles Credit Income Opportunities Fund

(b)	The officers of the Registrant’s principal underwriter, Natixis Distribution, and their addresses are as follows:

Name	Positions and Offices with Principal Underwriter	Positions and Offices with the Registrant
David L. Giunta	President and Chief Executive Officer, Natixis Investment Managers, U.S.	President and Chief Executive Officer
Susan McWhan Tobin	Executive Vice President, General Counsel	Secretary and Chief Legal Officer, Chief Compliance Officer and Anti-Money Laundering Officer
Matthew J. Block	Senior Vice President	Treasurer, Principal Financial and Accounting Officer
Warren Besser	Executive Vice President, Treasurer and Chief Financial Officer	None
Molly Gorman	Senior Vice President, Deputy General Counsel, Secretary and Clerk	None
Anthony Loureiro	Senior Vice President, Chief Compliance Officer – Broker-Dealer, and Anti-Money Laundering Compliance Officer	None
Marilyn Rosh	Senior Vice President and Controller	None
Sara Kaufman	Vice President and Assistant Controller	None
Marina Gross	Executive Vice President and Head of Natixis Investment Managers Solutions	None
Cate McManus	Senior Vice President and Director of Operations	None
David Vallon	Senior Vice President and Chief Compliance Officer – Advisor	None
Matthew Coldren	Executive Vice President	None
James Cove	Executive Vice President	None
Abhijeet Dalvi	Executive Vice President	None
Kenneth Herold	Executive Vice President	None

Name	Positions and Offices with Principal Underwriter	Positions and Offices with the Registrant
Robert Hussey	Executive Vice President	None
Liana Magner	Executive Vice President	None
Susan St. Germain	Executive Vice President	None
Bonnie Bate	Senior Vice President	None
Graham Brewster	Senior Vice President	None
Mark Cintolo	Senior Vice President	None
Jeff Clough	Senior Vice President	None
James Dolan	Senior Vice President	None
Matthew Doucette	Senior Vice President	None
Tracy F. Duffy	Senior Vice President	None
Dineen Dusablon	Senior Vice President	None
Nick Elward	Senior Vice President	None
Gregory Fecteau	Senior Vice President	None
Matt Garzone	Senior Vice President	None
Alaina Giampapa	Senior Vice President	None
John Janasiewicz	Senior Vice President	None
Jeff Keselman	Senior Vice President	None
Mike Kroupa	Senior Vice President	None
Joseph Labresh	Senior Vice President	None
Karyn Lee	Senior Vice President	None
Robert Lyons	Senior Vice President	None
Neil Martin	Senior Vice President	None
Dianne Masel	Senior Vice President	None
Mark Mason	Senior Vice President	None

Name	Positions and Offices with Principal Underwriter	Positions and Offices with the Registrant
Brian O’Mara	Senior Vice President	None
Paige Skilling	Senior Vice President	None
Meghan Peachey	Senior Vice President	None
Rebecca Poulin	Senior Vice President	None
Jennifer Round	Senior Vice President	None
Steven Schedin	Senior Vice President	None
Manav Sehgal	Senior Vice President	None
Christopher Sharpe	Senior Vice President	None
Jebb Tether	Senior Vice President	None
Jay Wightman	Senior Vice President	None
Michael Yip	Senior Vice President	None
Kevin Finney	Managing Director	None
Pat Fitzsimons	Managing Director	None
Robert Hinckle	Managing Director	None
Christopher Hunter	Managing Director	None
Daniel Lynch	Managing Director	None
Ian MacDuff	Managing Director	None
Kent Mappin	Managing Director	None
Shawn McClain	Managing Director	None
Ryan McNeill	Managing Director	None
Mike Muti	Managing Director	None
Chuck Nanick	Managing Director	None
Bill Slimbaugh	Managing Director	None

The principal business address of all the above persons or entities is 888 Boylston Street, Boston, Massachusetts 02199-8197.

Item 33. Location of Accounts and Records.

The following companies, in the aggregate, maintain possession of the documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder:

(a)		For all series of Registrant:

	(i)	Natixis Funds Trust IV
888 Boylston Street
Boston, Massachusetts 02199-8197

	(ii)	AEW Capital Management, L.P.
World Trade Center East
Two Seaport Lane
Boston, Massachusetts 02210

	(iii)	SS&C Global Investor & Distribution Solutions, Inc.
30 Braintree Hill Office Park, Suite 400
Braintree, Massachusetts 02184

	(iv)	State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016

	(v)	Natixis Distribution, LLC
888 Boylston Street
Boston, Massachusetts 02199-8197

	(vi)	Natixis Advisors, LLC
888 Boylston Street
Boston, Massachusetts 02199-8197

Item 34. Management Services.

None.

Item 35. Undertakings.

The Registrant undertakes to provide the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

NATIXIS FUNDS TRUST IV

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 29th day of May, 2026.

NATIXIS FUNDS TRUST IV

By:	/s/ David L. Giunta
David L. Giunta
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ David L. Giunta	President, Chief Executive	May 29, 2026
David L. Giunta	Officer and Trustee

/s/ Matthew J. Block	Treasurer, Principal Financial and	May 29, 2026
Matthew J. Block	Accounting Officer

Kevin P. Charleston*	Trustee	May 29, 2026
Kevin P. Charleston

Edmond J. English*	Trustee	May 29, 2026
Edmond J. English

Richard A. Goglia*	Trustee	May 29, 2026
Richard A. Goglia

Marina Gross*	Trustee	May 29, 2026
Marina Gross

Martin T. Meehan*	Trustee	May 29, 2026
Martin T. Meehan

Maureen B. Mitchell*	Trustee	May 29, 2026
Maureen B. Mitchell

James P. Palermo*	Trustee	May 29, 2026
James P. Palermo

Erik R. Sirri*	Trustee, Chairperson of the Board	May 29, 2026
Erik R. Sirri

Kirk A. Sykes*	Trustee	May 29, 2026
Kirk A. Sykes

Cynthia L. Walker*	Trustee	May 29, 2026
Cynthia L. Walker

*By:	/s/ Susan McWhan Tobin
Susan McWhan Tobin
Attorney-In-Fact[1]
May 29, 2026

[1]	Power of Attorney for Kevin P. Charleston, Edmond J. English, David L. Giunta, Richard A. Goglia, Marina Gross, Martin T. Meehan, Maureen B. Mitchell, James P. Palermo, Erik R. Sirri, Kirk A. Sykes, and Cynthia L. Walker dated January 02, 2026 and effective January 02, 2026, designating Michael G. Doherty, Matthew J. Block and Susan McWhan Tobin as attorneys to sign for each Trustee is filed herewith.